UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2017

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2017 ANNUAL REPORT

August 31, 2017

FLEXIBLE BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Important Information: Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Investments in high-yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Although the Fund has a flexible approach to investing, diversification does not ensure against loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Bond Market Overview

August 31, 2017 (Unaudited)

Interest Rates

Interest rates rose across the larger global bond markets during the 12-month period ended August 31, 2017, as economies stabilized, the Federal Reserve (the “Fed”) continued to raise rates and commodity prices improved. In addition, elections in several countries, most notably the U.S. and France, ended with market-friendly outcomes. Even the historic Brexit vote in the U.K. was taken in stride. Switzerland was the only country at period end with its 10-year sovereign debt trading at negative yields, although Japan was close.

With the noted exception of Brazil, the following government bond yields illustrate the general rise in interest rates during the period.

Interest Rates

(10-year sovereign bond yields)

Country	August 31, 2016	August 31, 2017
Switzerland	(0.50)%	(0.17)%
Japan	(0.07)%	0.00%
Germany	(0.07)%	0.36%
United Kingdom	0.64%	1.03%
United States	1.58%	2.12%
Mexico	5.83%	6.84%
Brazil	12.08%	9.98%

Global Currencies

The positive outlook for global economies was also reflected in the currency markets where many currencies appreciated relative to the U.S. dollar. The exceptions were Japan, due to its soft economy and large quantitative-easing program, and the U.K., following the Brexit vote.

In emerging-market countries, such as Brazil and Mexico, commodity price stabilization and improved fiscal situations allowed their currencies to strengthen. A moderated tone toward global trade following Donald Trump’s election as the 45th U.S. president and the reduced expectations for federal rate hikes also allowed foreign currencies to outperform the dollar. Similarly, positive responses to elections in Europe, as well as muted reactions to Italian bank bail-outs and Greek budget imbalances, demonstrated investor confidence. In general, the markets brushed off many of the negative headlines during the period.

The following positive returns reflect the appreciation of foreign currency relative to the U.S. dollar.

Global Currencies

(Change in value vs. the U.S. dollar for the

12-month period ended August 31, 2017)

Geographic Area/Country/Currency	Change in Value
Japanese Yen	(6.0)%
British Pound	(1.6)%
Chinese Renminbi	1.4%
Brazilian Real	2.5%
Swiss Franc	2.6%
Mexican Peso	5.0%
European Union Euro	6.7%

Global Bond Market Overview

August 31, 2017 (Unaudited)

Bloomberg Barclays Bond Index Returns

Given the positive investor sentiment, total returns across bond markets were attractive, and only the U.S. Treasury sectors reported negative returns as interest rates rose. Risk sector returns reflected a narrowing in credit spreads as investors flocked to yield, and interest rate increases were mild enough to keep investors in the credit markets.

Bloomberg Barclays Bond Index Returns

(Total return for the 12-month period ended

August 31, 2017)

Global/Emerging Markets	Total Return
Global Treasury	(1.7)%
Global Aggregate	0.2%
Global Inflation-Linked	0.7%
Global Securitized	1.6%
Global Corporate	4.4%
Emerging Market, Hard Currency Aggregate	5.4%
Emerging Market, Local Currency Government	5.4%
Global High Yield	9.4%

Domestic Market	Total Return
U.S. Treasury	(1.0)%
U.S. Aggregate	0.5%
U.S. Treasury Inflation-Protected	0.5%
U.S. Securitized	0.8%
U.S. Corporate	2.1%
U.S. High-Yield	8.6%

American Beacon Flexible Bond FundSM

Performance Overview

August 31, 2017 (Unaudited)

The Investor Class of the American Beacon Flexible Bond Fund (the “Fund”) returned 5.36% for the twelve months ended August 31, 2017. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Index return of 0.49% and the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index return of 0.99% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the period from 7/5/2011 through 8/31/2017

Total Returns for the Period ended August 31, 2017
	Ticker	1 Year	3 Years	5 Years	Since Inception (7/5/2011)	Value of $10,000 7/5/2011- 8/31/2017
Institutional Class (1,2,4)	AFXIX	5.77%	1.61%	1.81%	2.60%	$11,714
Y Class (1,2,4)	AFXYX	5.67%	1.51%	1.72%	2.51%	$11,646
Investor Class (1,2,4)	AFXPX	5.36%	1.21%	1.44%	2.28%	$11,490
A Class with sales Charge (1,2,4)	AFXAX	0.34%	-0.45%	0.39%	1.35%	$10,863
A Class without sales charge (1,2,4)	AFXAX	5.33%	1.17%	1.37%	2.16%	$11,405
C Class with sales charge (1,2,4)	AFXCX	3.53%	0.41%	0.60%	1.50%	$10,960
C Class without sales charge (1,2,4)	AFXCX	4.53%	0.41%	0.60%	1.50%	$10,960

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (3)		0.99%	0.56%	0.45%	0.45%	$10,278
Bloomberg Barclays U.S. Aggregate Index (3)		0.49%	2.64%	2.19%	3.18%	$12,132

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to each Class of the Fund has been waived and/or reimbursed since Fund inception. Performance prior to waiving and/or reimbursing fees was lower than the actual returns shown since inception.

American Beacon Flexible Bond FundSM

Performance Overview

August 31, 2017 (Unaudited)

3.	The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Bloomberg Barclays U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

4.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.14%, 1.20%, 1.43%, 1.53%, and 2.27%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For additional comparisons, the BofA Merrill Lynch High Yield Master II Index returned 8.79%. The Bloomberg Barclays U.S. Corporate (investment grade) Index returned 2.13%, and the Bloomberg Barclays U.S. Treasury Index returned -0.95% during the period.

The Fund performed well as interest rates rose and the broader U.S. bond market (Bloomberg Barclays Aggregate) was essentially flat. The Fund’s U.S. duration exposure remained very low during the period, under 2.0 years, which was a significant factor in protecting it from rising rates. By comparison, the Bloomberg Barclays Aggregate duration ended the period at nearly 6.0 years. The Fund also held small amounts of duration exposure to Mexico and Brazil, which produced mixed results but offered much higher yields than those in many U.S. markets. The Fund held minor negative duration exposures to the core European countries as their negative yields appeared unsustainable given the slowly improving economic outlook. Likewise, a short position in UK government bonds, following the market’s overreaction to the ‘Brexit’ vote, added value as yields returned to more reasonable levels.

A majority of the Fund’s core holdings continue to be invested in global corporates, sovereigns, asset-backed and mortgage-backed securities that offer higher yields than U.S. treasuries. The Fund maintained a weighted-average credit rating of investment grade to help control volatility if the markets were to decline. Despite the variety of political and economic disruptions in Europe, South America and Asia, investors appeared confident in the global outlook and were eager to invest in higher yields across a variety of asset classes. Nearly all credit sectors outperformed during the period.

Currency exposures also contributed to the Fund’s returns. Gains from a short position in the Japanese yen added value as the currency weakened following heated trade-protection rhetoric during the U.S. election. Moderate economic growth and continued quantitative easing also helped to keep the yen soft. Long positions in Latin America, most prominently the Mexican peso, added value as their economies stabilized and fears of border walls and trade protection abated. Likewise, longs in the Brazilian Real and Chilean Peso generated gains as political headlines waned and commodity prices stabilized. In Europe, long positions in peripheral-country currencies performed well as the outlook for the Eurozone improved, but these gains were largely offset by a short position in the Euro currency, which rallied as well. Lastly, the long position in UK government bonds benefitted the Fund as the British Pound recovered from an overdone ‘Brexit’ decline. In general, the U.S. dollar weakened throughout 2017, on a trade-weight basis, and the Fund’s flexibility to invest in non-dollar currencies proved beneficial.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global markets seeking to achieve the Fund’s goal of providing a positive total return, regardless of market conditions, over a full market cycle.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds 1.625%, Due 7/31/2019		4.4
U.S. Treasury Notes/Bonds 1.163%, Due 1/31/2019		2.6
U.S. Treasury Notes/Bonds 1.093%, Due 4/30/2019		2.4
U.S. Treasury Notes/Bonds 2.000%, Due 5/31/2024		2.0
Fannie Mae 3.500%, Due 10/1/2047, TBA		2.0
Mexican Bonos 7.750%, Due 11/13/2042		1.9
U.S. Treasury Notes/Bonds 2.000%, Due 4/30/2024		1.4
Republic of Poland Government Bond 3.250%, Due 7/25/2025		1.4
Japan Treasury Discount Bill Due 9/19/2017		1.4
Goldman Sachs Group, Inc. 2.415%, Due 11/15/2018		1.3

Total Fund Holdings	341

American Beacon Flexible Bond FundSM

Performance Overview

August 31, 2017 (Unaudited)

Sector Allocation (% Investments)
Foreign Sovereign Obligations	23.4
U.S. Treasury Obligations	21.3
Asset-Backed Obligations	14.3
Financial	13.9
Collateralized Mortgage Obligations	13.3
U.S. Agency Mortgage-Backed Obligations	2.5
Consumer, Cyclical	2.5
Consumer, Non-Cyclical	2.0
Communications	2.0
Energy	1.3
Technology	1.1
Consumer	1.1
Commercial Mortgage-Backed Obligations	0.3
Municipal Obligations	0.3
Manufacturing	0.2
Utilities	0.2
Industrial	0.2
Basic Materials	0.1

Top Ten Country Allocation (% Investments)
United States	64.1
Cayman Islands	5.3
Mexico	4.7
Japan	2.8
Poland	2.1
Brazil	2.0
Indonesia	1.8
Malaysia	1.7
Australia	1.7
United Kingdom	1.5

American Beacon Flexible Bond FundSM

Expense Example

August 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Flexible Bond FundSM

Expense Example

August 31, 2017 (Unaudited)

American Beacon Flexible Bond Fund
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period 3/1/2017-8/31/2017*
Institutional Class
Actual	$1,000.00	$1,034.40	$4.62
Hypothetical**	$1,000.00	$1,020.70	$4.58
Y Class
Actual	$1,000.00	$1,034.40	$5.08
Hypothetical**	$1,000.00	$1,020.20	$5.04
Investor Class
Actual	$1,000.00	$1,032.40	$6.51
Hypothetical**	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$1,032.40	$6.61
Hypothetical**	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$1,028.60	$10.43
Hypothetical**	$1,000.00	$1,014.90	$10.36

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.90%, 0.99%, 1.27%, 1.29%, and 2.04% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Flexible Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Flexible Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Flexible Bond Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Flexible Bond Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 27, 2017

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*	Fair Value

BANK LOAN OBLIGATIONSA - 1.47%
Consumer - 1.04%
Burlington Coat Factory Warehouse Corp., 3.980%, Due 8/13/2021, Term Loan B4, (1 mo. LIBOR + 2.750%)	$295,000	$295,738
Charter Communications Operating LLC, 3.489%, Due 1/15/2024, 2016 Term Loan I Add, (1 mo. LIBOR + 2.250%)	98,750	99,188
Hilton Worldwide Finance LLC, 3.234%, Due 10/25/2023, Term Loan B2, (3 mo. LIBOR + 2.000%)	694,453	696,522
J.C. Penney Corporation, Inc., 5.568%, Due 6/23/2023, 2016 Term Loan B, (3 mo. LIBOR + 4.250%)	265,200	261,002

		1,352,450

Energy - 0.07%
Petroleo Global Trading, Due 2/19/2020, Term LoanB	100,000	97,500

Manufacturing - 0.24%
Air Canada, 3.460%, Due 10/6/2023, 2017 Term Loan B, (3 mo. LIBOR + 2.250%)	90,000	90,282
Allison Transmission, Inc., 3.240%, Due 9/23/2022, New Term Loan B3, (1 mo. LIBOR + 2.000%)	224,003	224,726

		315,008

Telecommunications - 0.04%
CenturyLink, Inc., 2.750%, Due 1/31/2025, 2017 Term Loan BC	50,000	48,896

Utilities - 0.08%
Energy Future Intermediate Holding Co., LLC, 3.079%, Due 6/23/2018, 2017 Delayed DIP Term LoanD	100,000	100,400

Total Bank Loan Obligations (Cost $1,913,739)		1,914,254

CORPORATE OBLIGATIONS - 17.08%
Basic Materials - 0.12%
Sherwin-Williams Co., 2.250%, Due 5/15/2020	150,000	150,733

Communications - 1.85%
Amazon.com, Inc.,
1.900%, Due 8/21/2020E	250,000	251,027
4.050%, Due 8/22/2047E	100,000	102,867
AT&T, Inc.,
2.450%, Due 6/30/2020	400,000	403,418
2.850%, Due 2/14/2023	260,000	259,294
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, Due 7/23/2025	100,000	107,127
NBCUniversal Enterprise, Inc., 1.699%, Due 4/1/2021, (3 mo. USD LIBOR + 0.400%)E F	775,000	774,221
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, Due 3/20/2023E	200,000	202,940
Verizon Communications, Inc.,
3.125%, Due 3/16/2022	200,000	205,074
4.125%, Due 3/16/2027	100,000	103,495

		2,409,463

Consumer, Cyclical - 2.29%
American Airlines 2016-3 Class A Pass Through Trust, 3.250%, Due 4/15/2030	100,000	99,650
Continental Airlines 2012-3 Class C Pass Through Trust, 6.125%, Due 4/29/2018	210,000	214,399
Daimler Finance North America LLC,
1.875%, Due 1/11/2018E	200,000	200,209
2.300%, Due 1/6/2020E	200,000	201,070
eBay, Inc., 2.181%, Due 1/30/2023, (3 mo. USD LIBOR + 0.870%)F	200,000	201,049
Ford Motor Credit Co., LLC,
2.146%, Due 6/15/2018, (3 mo. USD LIBOR + 0.900%)F	745,000	748,201
2.979%, Due 8/3/2022	250,000	249,851
General Motors Financial Co., Inc.,
2.234%, Due 4/13/2020, (3 mo. USD LIBOR + 0.930%)F	795,000	798,654
2.606%, Due 6/30/2022, (3 mo. USD LIBOR + 1.310%)F	160,000	160,792

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 17.08% (continued)
Consumer, Cyclical - 2.29% (continued)
Hyundai Capital America, 2.550%, Due 4/3/2020E		$17,000	$17,065
PetSmart, Inc., 5.875%, Due 6/1/2025E		100,000	89,250

			2,980,190

Consumer, Non-Cyclical - 1.56%
BAT Capital Corp.,
2.297%, Due 8/14/2020E		250,000	251,139
2.195%, Due 8/15/2022, (3 mo. USD LIBOR + 0.880%)E F		250,000	250,910
Cardinal Health, Inc., 2.616%, Due 6/15/2022		210,000	211,083
Dignity Health, 2.637%, Due 11/1/2019		300,000	303,634
ERAC USA Finance LLC, 4.500%, Due 8/16/2021E		350,000	375,633
HCA, Inc., 6.500%, Due 2/15/2020		100,000	108,898
McCormick & Co., Inc., 2.700%, Due 8/15/2022		50,000	50,466
Smithfield Foods, Inc., 3.350%, Due 2/1/2022E		195,000	198,167
Universal Health Services, Inc.,
3.750%, Due 8/1/2019E		100,000	102,410
4.750%, Due 8/1/2022E		70,000	72,100
Zimmer Biomet Holdings, Inc., 3.150%, Due 4/1/2022		100,000	102,232

			2,026,672

Energy - 0.41%
Extraction Oil & Gas, Inc., 7.375%, Due 5/15/2024E		100,000	100,500
Kinder Morgan, Inc., 5.000%, Due 2/15/2021E		100,000	107,286
Murphy Oil Corp., 5.750%, Due 8/15/2025		100,000	101,300
Sabine Pass Liquefaction LLC,
5.750%, Due 5/15/2024		100,000	111,211
5.000%, Due 3/15/2027		100,000	106,100

			526,397

Financial - 9.58%
2013-2 Aviation Loan Trust, 3.356%, Due 12/15/2022, (3 mo. USD LIBOR + 2.110%)E F		62,098	58,043
AGFC Capital Trust I, 3.054%, Due 1/15/2067, (3 mo. USD LIBOR + 1.750%)E F		300,000	174,000
American Express Credit Corp., 1.921%, Due 7/31/2018, (3 mo. USD LIBOR + 0.610%)F		820,000	823,207
Ares Capital Corp., 3.500%, Due 2/10/2023		150,000	149,465
Athene Global Funding, 2.750%, Due 4/20/2020E		200,000	202,126
Bank of America Corp.,
5.650%, Due 5/1/2018		500,000	512,549
2.344%, Due 1/15/2019, (3 mo. USD LIBOR + 1.040%)F		700,000	707,288
2.169%, Due 4/1/2019, (3 mo. USD LIBOR + 0.870%)F		535,000	539,988
7.625%, Due 6/1/2019		100,000	109,504
2.369%, Due 7/21/2021, (3 mo. USD LIBOR + 0.660%)F		200,000	200,538
4.125%, Due 1/22/2024		100,000	107,079
4.383%, Due 10/21/2025G H	MXN	3,000,000	204,707
Blackstone CQP Holdco LP, 6.500%, Due 3/20/2021E		50,000	51,539
Brookfield Finance LLC, 4.000%, Due 4/1/2024		50,000	52,435
CIT Group, Inc., 5.800%, Due 6/15/2022, (3 mo. USD LIBOR + 3.972%)F		100,000	103,750
Citigroup, Inc.,
2.007%, Due 4/27/2018, (3 mo. USD LIBOR + 0.690%)F		595,000	596,866
2.900%, Due 12/8/2021		240,000	244,008
2.750%, Due 4/25/2022		50,000	50,450
2.414%, Due 5/17/2024, (3 mo. USD LIBOR + 1.100%)F		150,000	150,047
Exela Intermediate LLC / Exela Finance, Inc., 10.000%, Due 7/15/2023E		50,000	49,000
Goldman Sachs Group, Inc.
2.415%, Due 11/15/2018, (3 mo. USD LIBOR + 1.100%)F		1,610,000	1,624,750
7.500%, Due 2/15/2019		232,000	250,398
2.600%, Due 4/23/2020		130,000	131,588
2.368%, Due 6/5/2023, (3 mo. USD LIBOR + 1.050%)F		200,000	200,685
2.313%, Due 7/24/2023, (3 mo. USD LIBOR + 1.000%)F		100,000	99,839
International Lease Finance Corp.,
3.875%, Due 4/15/2018		130,000	131,468
5.875%, Due 4/1/2019		80,000	84,655

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 17.08% (continued)
Financial - 9.58% (continued)
JPMorgan Chase & Co.,
2.214%, Due 1/25/2018, (3 mo. USD LIBOR + 0.900%)F	$640,000	$641,955
2.750%, Due 6/23/2020	250,000	255,205
4.400%, Due 7/22/2020	10,000	10,671
2.796%, Due 3/1/2021, (3 mo. USD LIBOR + 1.480%)F	300,000	309,403
2.776%, Due 4/25/2023, (3 mo. USD LIBOR + 0.935%)F	40,000	40,331
3.220%, Due 3/1/2025, (3 mo. USD LIBOR + 1.155%)F	100,000	101,791
JPMorgan Chase Bank NA, 6.000%, Due 10/1/2017	300,000	300,926
KeyCorp, 2.900%, Due 9/15/2020	300,000	307,122
Morgan Stanley,
2.594%, Due 4/25/2018, (3 mo. USD LIBOR + 1.280%)F	1,600,000	1,610,585
7.300%, Due 5/13/2019	300,000	326,580
5.500%, Due 7/24/2020	350,000	382,551
Provident Funding Associates LP / PFG Finance Corp., 6.375%, Due 6/15/2025E	50,000	51,750
Regions Financial Corp., 2.750%, Due 8/14/2022	100,000	100,663
Wells Fargo & Co.,
2.600%, Due 7/22/2020	100,000	101,650
2.625%, Due 7/22/2022	300,000	302,127

		12,453,282

Industrial - 0.19%
Roper Technologies, Inc., 2.800%, Due 12/15/2021	240,000	243,170

Technology - 0.92%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, Due 1/15/2022E	100,000	101,359
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019E	50,000	51,100
4.420%, Due 6/15/2021E	270,000	284,507
DXC Technology Co., 2.875%, Due 3/27/2020	140,000	142,390
Electronic Arts, Inc., 3.700%, Due 3/1/2021	70,000	73,183
First Data Corp., 5.375%, Due 8/15/2023E	210,000	221,025
Hewlett Packard Enterprise Co., 3.600%, Due 10/15/2020	260,000	269,771
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.000%, Due 7/15/2025E	50,000	51,562

		1,194,897

Utilities - 0.16%
Dominion Energy, Inc., 2.000%, Due 8/15/2021	110,000	108,509
FirstEnergy Corp., 2.850%, Due 7/15/2022, Series A	100,000	100,335

		208,844

Total Corporate Obligations (Cost $22,129,192)		22,193,648

FOREIGN CORPORATE OBLIGATIONS - 5.83%
Communications - 0.16%
Tencent Holdings Ltd., 2.875%, Due 2/11/2020E	200,000	203,425

Consumer, Cyclical - 0.15%
1011778 BC ULC / New Red Finance, Inc., 6.000%, Due 4/1/2022E	47,000	48,551
Alimentation Couche-Tard, Inc., 2.700%, Due 7/26/2022E	150,000	150,436

		198,987

Consumer, Non-Cyclical - 0.46%
Allergan Funding SCS, 3.000%, Due 3/12/2020	400,000	408,188
Teva Pharmaceutical Finance Netherlands III BV, 2.200%, Due 7/21/2021	200,000	190,431

		598,619

Energy - 0.76%
CNOOC Finance 2012 Ltd., 3.875%, Due 5/2/2022E	200,000	210,502
Petrobras Global Finance BV, 8.375%, Due 5/23/2021	250,000	283,875
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.750%, Due 9/30/2019H	250,000	270,375
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024H	200,000	216,548

		981,300

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*		Fair Value

Financial - 4.17%
Barclays PLC, 8.250%, Due 12/15/2018, (5-Yr. Semi-Annual USD Swap + 6.705%)G F		$100,000	$106,032
BNP Paribas S.A., 2.950%, Due 5/23/2022E		200,000	202,309
BNZ International Funding Ltd., 2.400%, Due 2/21/2020E		250,000	252,005
BPCE S.A., 2.197%, Due 5/31/2022, (3 mo. USD LIBOR + 0.880%)F		250,000	251,480
Credit Suisse Group Funding Guernsey Ltd., 3.750%, Due 3/26/2025		250,000	256,235
Deutsche Bank AG, 4.250%, Due 10/14/2021		200,000	211,026
DNB Bank ASA, 2.375%, Due 6/2/2021E		300,000	301,470
Lloyds Banking Group PLC, 7.625%, Due 12/29/2049G H	GBP	500,000	730,052
Macquarie Bank Ltd., 1.947%, Due 10/27/2017, (3 mo. USD LIBOR + 0.630%)E F		610,000	610,517
Mitsubishi UFJ Financial Group, Inc.,
2.190%, Due 9/13/2021		200,000	198,920
2.998%, Due 2/22/2022		210,000	214,816
Mizuho Financial Group, Inc.,
2.632%, Due 4/12/2021E		210,000	211,511
2.953%, Due 2/28/2022		200,000	203,367
National Australia Bank Ltd., 1.825%, Due 5/22/2020, (3 mo. USD LIBOR + 0.510%)E F		485,000	486,606
Novo Banco S.A., 5.000%, Due 5/23/2019H	EUR	50,000	48,510
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018H	EUR	50,000	61,927
Santander UK PLC, 2.500%, Due 3/14/2019		300,000	303,103
Sumitomo Mitsui Financial Group, Inc., 2.784%, Due 7/12/2022		100,000	101,104
The Toronto-Dominion Bank, 2.303%, Due 4/7/2021, (3 mo. USD LIBOR + 1.000%)F		150,000	153,131
UBS AG, 5.125%, Due 5/15/2024H		300,000	320,891
UBS Group Funding Switzerland AG, 2.265%, Due 8/15/2023, (3 mo. USD LIBOR + 0.950%)E F		200,000	199,895

			5,424,907

Technology - 0.13%
Seagate HDD Cayman, 3.750%, Due 11/15/2018		170,000	172,848

Total Foreign Corporate Obligations (Cost $7,558,169)			7,580,086

FOREIGN SOVEREIGN OBLIGATIONS - 23.02%
Argentina POM Politica Monetaria, 26.250%, Due 6/21/2020, Series POMG	ARS	2,700,000	167,043
Argentine Republic Government International Bond, 3.875%, Due 1/15/2022H	EUR	300,000	361,285
Brazil Notas do Tesouro Nacional,
10.000%, Due 1/1/2025	BRL	2,250,000	735,637
10.000%, Due 1/1/2027	BRL	4,735,000	1,537,166
Corporacion Andina de Fomento,
1.861%, Due 1/29/2018, (3 mo. USD LIBOR + 0.550%)F		880,000	880,183
2.000%, Due 5/10/2019		425,000	425,927
Dominican Republic International Bond, 7.500%, Due 5/6/2021E		260,000	289,575
Georgia Government International Bond, 6.875%, Due 4/12/2021H		200,000	223,100
Guatemala Government Bond, 5.750%, Due 6/6/2022E		240,000	262,200
Hellenic Republic Government Bond, 4.750%, Due 4/17/2019E H	EUR	50,000	61,118
Honduras Government International Bond, 8.750%, Due 12/16/2020E		240,000	275,208
Hungary Government International Bond, 6.250%, Due 1/29/2020		380,000	415,150
Indonesia Government International Bond,
5.875%, Due 3/13/2020E		100,000	109,193
4.875%, Due 5/5/2021E		260,000	280,158
Indonesia Treasury Bond,
8.375%, Due 3/15/2024	IDR	9,800,000,000	798,202
9.000%, Due 3/15/2029	IDR	1,900,000,000	164,915
8.750%, Due 2/15/2044	IDR	11,700,000,000	971,319
Japan Treasury Discount Bill,
(0.105%), Due 9/19/2017	JPY	195,000,000	1,773,853
(0.116%), Due 10/23/2017, Series 697	JPY	100,000,000	909,771
Kenya Government International Bond, 5.875%, Due 6/24/2019E		200,000	206,766
Kommunalbanken A/S, 1.580%, Due 6/16/2020, (3 mo. USD LIBOR + 0.330%)E F		634,000	638,746
Kuwait International Government Bond, 3.500%, Due 3/20/2027E		200,000	207,376

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 23.02% (continued)
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	2,080,000	$490,086
4.048%, Due 9/30/2021	MYR	1,105,000	263,389
3.620%, Due 11/30/2021	MYR	940,000	219,919
3.480%, Due 3/15/2023	MYR	2,885,000	664,358
3.955%, Due 9/15/2025	MYR	785,000	183,786
3.900%, Due 11/30/2026	MYR	290,000	67,944
3.899%, Due 11/16/2027	MYR	1,330,000	310,878
Mexican Bonos Desarr,
8.500%, Due 5/31/2029I	MXN	25,600,000	1,614,686
7.750%, Due 11/23/2034I	MXN	6,500,000	387,893
8.500%, Due 11/18/2038I	MXN	24,500,000	1,569,957
7.750%, Due 11/13/2042I	MXN	40,800,000	2,430,965
Nigeria Government International Bond, 5.125%, Due 7/12/2018H		$200,000	203,078
Peru Government Bond, 6.150%, Due 8/12/2032E H	PEN	3,525,000	1,135,664
Portugal Obrigacoes do Tesouro OT, 2.875%, Due 10/15/2025E H	EUR	1,070,000	1,320,958
Queensland Treasury Corp., 5.750%, Due 7/22/2024H	AUD	1,090,000	1,025,494
Republic of Belarus International Bond, 8.950%, Due 1/26/2018H		200,000	204,754
Republic of Poland Government Bond,
3.250%, Due 7/25/2025	PLN	6,275,000	1,780,353
2.500%, Due 7/25/2026	PLN	3,220,000	854,172
Republic of South Africa Government Bond,
6.750%, Due 3/31/2021	ZAR	3,465,000	260,659
6.500%, Due 2/28/2041	ZAR	16,030,000	868,032
8.750%, Due 2/28/2048	ZAR	6,915,000	477,722
Republic of South Africa Government International Bond, 5.500%, Due 3/9/2020		200,000	213,687
Romanian Government International Bond, 6.750%, Due 2/7/2022H		400,000	466,728
Serbia International Bond, 5.875%, Due 12/3/2018E		240,000	250,464
Slovenia Government International Bond, 5.850%, Due 5/10/2023H		100,000	117,257
Turkey Government Bond, 10.600%, Due 2/11/2026	TRY	1,405,000	414,551
Turkey Government International Bond, 5.625%, Due 3/30/2021		200,000	213,827
Vietnam Government International Bond, 6.750%, Due 1/29/2020E		200,000	218,552

Total Foreign Sovereign Obligations (Cost $30,832,971)			29,923,704

ASSET-BACKED OBLIGATIONS - 14.07%
Ameriquest Mortgage Securities, Inc., 3.184%, Due 6/25/2034, 2004 R4 M2, (1 mo. USD LIBOR + 1.950%)F		839,573	694,901
Apidos CLO XXII, 5.107%, Due 10/20/2027, 2015-22A C, (3 mo. USD LIBOR + 3.800%)E F		400,000	402,047
Carlyle Global Market Strategies CLO Ltd.,
2.307%, Due 4/20/2027, 2015-1A AR, (3 mo. USD LIBOR + 1.000%)E F		300,000	299,997
2.787%, Due 4/27/2027, 2015-2A A1, (3 mo. USD LIBOR + 1.470%)E F		250,000	250,961
Carlyle Global Market Strategies Euro CLO Ltd., 1.000%, Due 9/21/2029, 2015-2A AA1R, (3 mo. USD LIBOR + 1.000%)E F		250,000	297,635
Carrington Mortgage Loan Trust, 1.494%, Due 2/25/2037, 2007 FRE1 A3, (1 mo. USD LIBOR + 0.260%)F		500,000	442,530
Cedar Funding II CLO Ltd., 2.519%, Due 6/9/2030, 2013-1A A1R, (3 mo. USD LIBOR + 1.230%)E F		470,000	470,008
Citigroup Mortgage Loan Trust, Inc., 1.314%, Due 1/25/2037, 2007 AMC2 A3A, (1 mo. USD LIBOR + 0.080%)F		134,926	88,629
Colony American Homes,
2.378%, Due 5/17/2031, 2014 1A A, (1 mo. LIBOR + 1.150%)E F		273,628	274,807
2.186%, Due 7/17/2031, 2014 2A A, (1 mo. LIBOR + 0.950%)E F		166,934	167,147
Countrywide Asset-Backed Certificates, 1.364%, Due 12/25/2036, 2006 12 1A, (1 mo. USD LIBOR + 0.130%)F		127,661	129,180
Countrywide Asset-Backed Certificates Trust, 1.904%, Due 8/25/2035, 2005 3 MV5, (1 mo. USD LIBOR + 0.670%)F		400,000	400,909
Domino’s Pizza Master Issuer LLC,
2.486%, Due 7/25/2047, 2017 1A A2I, (3 mo. USD LIBOR + 1.250%)E F		400,000	400,644
3.082%, Due 7/25/2047, 2017 1A A2IIE		400,000	400,176

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*	Fair Value

ASSET-BACKED OBLIGATIONS - 14.07% (continued)
Dryden 31 Senior Loan Fund, 2.384%, Due 4/18/2026, 2014-31A AR, (3 mo. USD LIBOR + 1.080%)E F	$260,000	$260,133
First Franklin Mortgage Loan Trust, 1.594%, Due 11/25/2035, 2005 FF10 A5, (1 mo. USD LIBOR + 0.360%)F	1,000,000	939,852
First Investors Auto Owner, 4.700%, Due 4/18/2022, 2016 1A DE	500,000	519,085
GoldenTree Loan Opportunities VII Ltd., 2.464%, Due 4/25/2025, 2013-7A A, CLO, (3 mo. USD LIBOR + 1.150%)E F	494,065	494,060
GSAMP Trust, 1.354%, Due 12/25/2036, 2007 FM1 A2B, (1 mo. USD LIBOR + 0.120%)F	1,407,021	762,445
Invitation Homes Trust, 2.577%, Due 6/17/2032, 2015 SFR2 A, (1 mo. LIBOR + 1.350%)E F	291,616	292,679
Madison Park Funding IV Ltd., 1.507%, Due 3/22/2021, 2007-4A A1A, CLO, (3 mo. USD LIBOR + 0.220%)E F	607,818	607,311
Madison Park Funding XIII Ltd., 2.416%, Due 1/19/2025, 2014-13A AR, CLO, (3 mo. USD LIBOR + 1.110%)E F	250,000	250,806
Madison Park Funding XIV Ltd., 4.557%, Due 7/20/2026, 2014-14A DR, (3 mo. USD LIBOR + 3.250%)E F	250,000	249,992
Mastr Specialized Loan Trust, 1.494%, Due 2/25/2036, 2006 2 A, (1 mo. USD LIBOR + 0.260%)E F	680,445	644,468
Morgan Stanley ABS Capital I, Inc. Trust,
1.284%, Due 7/25/2036, 2006 WMC2 A2FP, (1 mo. USD LIBOR + 0.050%)F	73,216	47,919
1.384%, Due 11/25/2036, 2007 HE1 A2C, (1 mo. USD LIBOR + 0.150%)F	451,583	289,026
1.294%, Due 12/25/2036, 2007 HE3 A2A, (1 mo. USD LIBOR + 0.060%)F	406,267	264,389
Morgan Stanley Home Equity Loan Trust, 1.334%, Due 4/25/2037, 2007 2 A1, (1 mo. USD LIBOR + 0.100%)F	1,015,477	622,219
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 1.564%, Due 10/25/2036, 2006 AF1 A4, (1 mo. USD LIBOR + 0.330%)F	1,051,364	393,572
Oakwood Mortgage Investors, Inc., 6.610%, Due 6/15/2031, 2001 C A3G	305,992	107,982
Octagon Investment Partners 24 Ltd.,
1.000%, Due 5/21/2027, 2015-1A A1R, CLOE	250,000	250,000
1.000%, Due 5/21/2027, 2015-1A A2AR, CLOE	250,000	250,000
2.766%, Due 5/21/2027, 2015-1A A1, CLO, (3 mo. USD LIBOR + 1.450%)E F	250,000	250,751
OHA Credit Partners VIII Ltd., 2.427%, Due 4/20/2025, 2013-8A A, CLO, (3 mo. USD LIBOR + 1.120%)E F	463,987	464,124
OHA Credit Partners XI Ltd., 5.607%, Due 10/20/2028, 2015-11A D, CLO, (3 mo. USD LIBOR + 4.300%)E F	600,000	606,431
Prestige Auto Receivables Trust, 5.150%, Due 11/15/2021, 2016 1A DE	400,000	416,674
RAAC Series Trust, 1.634%, Due 9/25/2045, 2006 SP1 M1, (1 mo. USD LIBOR + 0.400%)F	800,000	762,805
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3J	941,119	498,770
Residential Asset Securitization Trust,
1.814%, Due 7/25/2033, 2003 KS5 AIIB, (1 mo. USD LIBOR + 0.580%)F	5,395	5,100
1.674%, Due 1/25/2036, 2005 KS12 M1, (1 mo. USD LIBOR + 0.440%)F	166,208	165,746
Springleaf Funding Trust, 2.680%, Due 7/15/2030, 2017 AA AE	200,000	201,817
Taco Bell Funding LLC, 3.832%, Due 5/25/2046, 2016 1A A2IE	356,400	365,862
Thacher Park CLO Ltd., 2.467%, Due 10/20/2026, 2014-1A AR, (3 mo. USD LIBOR + 1.160%)E F	500,000	500,009
Tralee CLO III Ltd., 2.657%, Due 7/20/2026, 2014-3A A2, (3 mo. USD LIBOR + 1.350%)E F	600,000	600,262
Vibrant CLO VII Ltd., 1.000%, Due 10/20/2030, 2017-7A A1, (3 mo. USD LIBOR + 1.270%)E F	400,000	400,000
VOLT XXII LLC, 3.500%, Due 2/25/2055, 2015 NPL4 A1E J	165,205	165,779
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1E J	294,188	295,416
Wells Fargo Home Equity Asset-Backed Securities Trust, 1.464%, Due 4/25/2037, 2007 2 A3, (1 mo. USD LIBOR + 0.230%)F	391,332	369,928
Westlake Automobile Receivables Trust, 4.100%, Due 6/15/2021, 2016 2A DE	250,000	254,312

Total Asset-Backed Obligations (Cost $17,895,908)		18,289,295

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.16%
Adjustable Rate Mortgage Trust, 3.598%, Due 9/25/2035, 2005-5 2A1G	45,216	41,979
American Home Mortgage Investment Trust,
3.240%, Due 10/25/2034, 2004-3 5A, (12 mo. USD LIBOR + 1.500%)F	18,587	18,789
2.953%, Due 9/25/2045, 2005-2 4A1, (6 mo. USD LIBOR + 1.500%)F	3,266	3,276
Banc of America Alternative Loan Trust, 1.634%, Due 5/25/2035, 2005-4 CB6, (1 mo. USD LIBOR + 0.400%)F	32,746	27,129

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*		Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.16% (continued)
Banc of America Funding Trust, 1.531%, Due 5/20/2047, 2007-C 7A5, (1 mo. USD LIBOR + 0.300%)F		$205,670	$180,288
Bank of America Mortgage Trust, 4.067%, Due 7/20/2032, 2002-G 1A3G		3,400	3,440
Bear Stearns Adjustable Rate Mortgage Trust,
2.778%, Due 11/25/2030, 2000-2 A1G		19,886	19,191
3.363%, Due 8/25/2033, 2003-5 2A1G		44,627	44,552
3.758%, Due 8/25/2033, 2003-5 1A1G		38,193	37,892
3.625%, Due 4/25/2034, 2004-1 22A1G		518	515
3.738%, Due 11/25/2034, 2004-9 22A1G		11,057	11,135
3.655%, Due 5/25/2047, 2007-3 1A1G		21,768	20,656
Bear Stearns ALT-A Trust,
3.305%, Due 11/25/2036, 2006-6 32A1G		99,326	84,726
6.904%, Due 12/25/2046, 2006-7 23A1G		653,872	512,342
Chase Mortgage Finance Trust,
5.500%, Due 11/25/2035, 2005-S3 A10		195,842	187,191
3.512%, Due 2/25/2037, 2007-A1 1A5G		22,191	22,348
3.266%, Due 3/25/2037, 2007-A1 12M3G		157,893	133,270
Citigroup Mortgage Loan Trust, Inc.,
3.439%, Due 8/25/2035, 2005-3 2A2AG		22,646	22,648
2.830%, Due 9/25/2035, 2005-6 A3, (1 yr. CMT + 1.800%)F		20,508	19,942
Cosmopolitan Hotel Trust, 2.627%, Due 11/15/2033, 2016-CSMO A, (1 mo. LIBOR + 1.400%)E F		250,000	251,393
Countrywide Alternative Loan Trust,
6.000%, Due 10/25/2033, 2003-J2 A1		16,185	16,776
1.964%, Due 11/25/2035, 2005-56 1A1, (1 mo. USD LIBOR + 0.730%)F		760,688	748,302
6.500%, Due 9/25/2036, 2006-J5 1A1		617,101	517,618
1.441%, Due 7/20/2046, 2006-OA9 2A1A, (1 mo. USD LIBOR + 0.210%)F		8,532	5,652
1.424%, Due 9/25/2046, 2006-OA11 A1B, (1 mo. USD LIBOR + 0.190%)F		10,730	9,532
Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, Due 5/25/2037, 2007-5 A51		43,061	38,849
Countrywide Home Loan Mortgage Pass Through Trust,
3.823%, Due 6/25/2033, 2003-27 A1G		21,546	21,623
1.994%, Due 9/25/2034, 2004-16 1A4A, (1 mo. USD LIBOR + 0.760%)F		28,494	27,528
1.814%, Due 4/25/2035, 2005-3 2A1, (1 mo. USD LIBOR + 0.580%)F		91,406	83,813
1.694%, Due 5/25/2035, 2005-9 1A3, (1 mo. USD LIBOR + 0.460%)F		96,776	86,069
3.011%, Due 11/20/2035, 2005-HYB7 6A1G		700,768	635,380
3.398%, Due 2/25/2047, 2007-HYB2 3A1G		161,683	145,237
CSMC Mortgage-Backed Trust, 6.000%, Due 7/25/2036, 2006-6 1A4		376,693	329,609
Fannie Mae Connecticut Avenue Securities
5.234%, Due 5/25/2025, 2015-C02 1M2, (1 mo. USD LIBOR + 4.000%)F		428,667	459,853
6.234%, Due 7/25/2025, 2015-C03 2M2, (1 mo. USD LIBOR + 5.000%)F		198,063	217,158
6.934%, Due 4/25/2028, 2015-C04 1M2, (1 mo. USD LIBOR + 5.700%)F		525,000	590,563
2.534%, Due 7/25/2029, 2017-C01 1M1, (1 mo. USD LIBOR + 1.300%)F		289,010	291,443
2.384%, Due 9/25/2029, 2017-C02 2M1, (1 mo. USD LIBOR + 1.150%)F		368,216	371,362
First Horizon Alternative Mortgage Securities Trust, 3.176%, Due 9/25/2036, 2006-AA5 A1G		176,445	162,518
Freddie Mac Structured Agency Credit Risk Debt Notes,
2.434%, Due 7/25/2029, 2017-DNA1 M1, (1 mo. USD LIBOR + 1.200%)F		358,026	362,159
2.434%, Due 8/25/2029, 2017-HQA1 M1, (1 mo. USD LIBOR + 1.200%)F		240,528	242,537
GSMPS Mortgage Loan Trust,
1.584%, Due 3/25/2035, 2005-RP2 1AF, (1 mo. USD LIBOR + 0.350%)E F		610,451	557,458
1.584%, Due 9/25/2035, 2005-RP3 1AF, (1 mo. USD LIBOR + 0.350%)E F		644,805	561,723
1.634%, Due 4/25/2036, 2006-RP2 1AF1, (1 mo. USD LIBOR + 0.400%)E F		348,407	303,644
GSR Mortgage Loan Trust,
6.000%, Due 3/25/2032, 2003-2F 3A1		1,673	1,703
3.215%, Due 6/25/2034, 2004-7 3A1G		18,571	18,367
3.222%, Due 11/25/2035, 2005-AR7 6A1G		16,436	16,178
IM Pastor 4 FTA, 0.000%, Due 3/22/2044, 4 A, (3 mo. EUR EURIBOR + 0.140%)F H	EUR	750,485	781,808
JP Morgan Alternative Loan Trust, 5.655%, Due 5/26/2037, 2008-R3 3A1E G N		211,864	179,680
JP Morgan Mortgage Trust, 3.000%, Due 9/25/2044, 2014-IVR3 2A1E G		201,673	204,408
Morgan Stanley Mortgage Loan Trust, 3.145%, Due 6/25/2036, 2006-8AR 5A4G		14,177	14,141

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*		Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.16% (continued)
NACC Reperforming Loan REMIC Trust, 7.500%, Due 3/25/2034, 2004-R1 A2E		$79,778	$78,757
Nationstar Mortgage Loan Trust, 3.750%, Due 12/25/2052, 2013-A AE G		107,595	112,604
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006-ALT1 AF2G		7,826	4,704
New Residential Mortgage Loan Trust,
3.750%, Due 5/28/2052, 2015-1A A3E G		148,037	154,236
3.750%, Due 5/25/2054, 2014-2A A3E G		221,477	227,555
5.663%, Due 11/25/2054, 2014-3A B3E G		398,431	433,098
3.750%, Due 8/25/2055, 2015-2A A1E G		434,638	453,088
2.734%, Due 7/25/2056, 2017-5A A1, (1 mo. USD LIBOR + 1.500%)E F		341,685	350,506
4.000%, Due 3/25/2057, 2017-2A A3E G		339,632	357,126
4.000%, Due 4/25/2057, 2017-3A A1E G		281,231	294,653
Newgate Funding,
0.000%, Due 12/1/2050, 2007-1X BB, (3 mo. EUR EURIBOR + 0.220%)F H	EUR	86,855	90,112
0.000%, Due 12/15/2050, 2007-2X BB, (3 mo. EUR EURIBOR + 0.250%)F H	EUR	169,169	174,343
Prime Mortgage Trust, 1.734%, Due 2/25/2035, 2006-CL1 A1, (1 mo. USD LIBOR + 0.500%)F		53,336	50,184
Residential Accredit Loans, Inc., Trust,
5.750%, Due 9/25/2035, 2005-QS13 2A4		591,915	577,881
1.484%, Due 2/25/2036, 2006-QA2 1A1, (1 mo. USD LIBOR + 0.250%)F		428,736	343,895
1.334%, Due 5/25/2037, 2007-QA3 A1, (1 mo. USD LIBOR + 0.100%)F		255,242	233,383
Residential Asset Securitization Trust, 3.341%, Due 12/25/2034, 2004-IP2 4AG		48,556	47,973
Residential Funding Mortgage Securities Trust, 6.000%, Due 5/25/2037, 2007-S5 A4		751,029	713,818
Ripon Mortgages PLC, 1.082%, Due 8/20/2056, 2017-A1 1A, (3 mo. GBP LIBOR + 0.800%)E F	GBP	309,811	401,571
Structured Asset Mortgage Investments II Trust, 1.694%, Due 5/25/2045, 2005-AR2 2A1, (1 mo. USD LIBOR + 0.460%)F		73,082	68,075
Structured Asset Mortgage Investments Trust, 1.911%, Due 11/19/2033, 2003-AR3 A1, (1 mo. USD LIBOR + 0.680%)F		363,875	350,625
WaMu Mortgage Pass Through Certificates,
3.056%, Due 3/25/2035, 2005-AR3 A1G		25,211	24,780
3.120%, Due 9/25/2036, 2006-AR10 1A1G		577,187	545,380
2.592%, Due 1/25/2037, 2006-AR18 1A1G		902,883	830,354
3.227%, Due 3/25/2037, 2007-HY3 4A1G		108,800	107,356
2.371%, Due 12/19/2039, 2001-AR5 1AG		61,518	61,135
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust,
5.500%, Due 11/25/2035, 2005-9 2A2		151,585	139,403
1.394%, Due 2/25/2037, 2007-HY1 A2A, (1 mo. USD LIBOR + 0.160%)F		235,611	192,362
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 3.319%, Due 2/25/2033, 2003-AR1 2AG		1,754	1,735
Wells Fargo Mortgage Backed Securities Trust, 3.411%, Due 3/25/2035, 2005-AR3 2A1G		38,608	39,068

Total Collateralized Mortgage Obligations (Cost $16,482,953)			17,105,153

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.31%
BBCMS Mortgage Trust, 3.727%, Due 8/15/2036, 2017-DELC E, (1 mo. LIBOR + 2.500%)E F		200,000	199,971
FREMF Mortgage Trust, 3.782%, Due 5/25/2024, 2017-KF32 B, (1 mo. LIBOR + 2.550%)E F		199,994	200,303

Total Commercial Mortgage-Backed Obligations (Cost $399,994)			400,274

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.46%
Fannie Mae Grantor Trust, 6.000%, Due 2/25/2044, 2004-T3 1A1		8,705	10,032
Fannie Mae Pool, 3.000%, Due 2/1/2046		96,902	98,074
Fannie Mae Pool,
3.000%, Due 10/1/2047, TBA		500,000	504,981
3.500%, Due 10/1/2047, TBA		2,500,000	2,586,279

Total U.S. Agency Mortgage-Backed Obligations (Cost $3,179,325)			3,199,366

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*	Fair Value

U.S. TREASURY OBLIGATIONS - 20.97%
U.S. Treasury Floating Rate Notes,
1.163%, Due 1/31/2019, (3 mo. Treasury money market yield + 0.140%)F	$3,415,000	$3,420,830
1.093%, Due 4/30/2019, (3 mo. Treasury money market yield + 0.070%)F	3,120,000	3,121,166
1.083%, Due 7/31/2019, (3 mo. Treasury money market yield + 0.060%)F	925,000	924,888
U.S. Treasury Inflation Protected Securities,
0.250%, Due 1/15/2025K	661,869	659,948
2.375%, Due 1/15/2025K	168,932	194,613
0.625%, Due 1/15/2026K	154,632	158,159
3.875%, Due 4/15/2029K	56,620	78,003
U.S. Treasury Notes/Bonds,
1.250%, Due 5/31/2019	1,485,000	1,483,318
1.625%, Due 7/31/2019O	5,700,000	5,731,172
1.375%, Due 3/31/2020	1,300,000	1,299,797
1.375%, Due 6/30/2023	50,000	48,746
1.250%, Due 7/31/2023	800,000	773,500
2.250%, Due 12/31/2023	600,000	613,242
2.250%, Due 1/31/2024	200,000	204,328
2.000%, Due 4/30/2024	1,800,000	1,809,070
2.500%, Due 5/15/2024	800,000	829,094
2.000%, Due 5/31/2024	2,600,000	2,612,289
2.125%, Due 5/15/2025	50,000	50,406
2.000%, Due 8/15/2025	1,600,000	1,596,375
1.625%, Due 2/15/2026	200,000	193,156
2.375%, Due 5/15/2027O	980,000	1,001,246
2.250%, Due 8/15/2027	450,000	455,098

Total U.S. Treasury Obligations (Cost $27,174,257)		27,258,444

MUNICIPAL OBLIGATIONS - 0.25%
City of Chicago IL, 7.750%, Due 1/1/2042, Series B	100,000	109,302
State of Illinois, 7.350%, Due 7/1/2035	100,000	115,298
Texas Public Finance Authority, 8.250%, Due 7/1/2024	100,000	105,704

Total Municipal Obligations (Cost $313,229)		330,304

	Shares

SHORT-TERM INVESTMENTS - 6.07%
Investment Companies - 5.15%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%L M	6,688,878	6,688,878

Certificate of Deposits - 0.92%
Barclays Bank PLC, 1.940%, Due 9/4/2018	300,000	300,000
Mitsubishi UFJ Trust & Banking Corp., 1.987%, Due 9/19/2017	100,000	100,043
Natixis S.A., 1.979%, Due 9/25/2017	200,000	200,106
Norinchukin Bank, 2.019%, Due 10/12/2017	200,000	200,187
Sumitomo Mitsui Trust Bank Ltd., 1.997%, Due 9/18/2017	400,000	400,153

		1,200,489

Total Short-Term Investments (Cost $7,888,878)		7,889,367

TOTAL INVESTMENTS - 104.69% (Cost $135,768,615)		136,083,895
PURCHASED OPTIONS AND SWAPTIONS CONTRACTS - 0.13% (Premiums Paid $321,820)		164,379
WRITTEN OPTIONS AND SWAPTIONS CONTRACTS - (0.06%) (Premiums Received $(280,198))		(75,674)
LIABILITIES, NET OF OTHER ASSETS - (4.76%)		(6,190,972)

TOTAL NET ASSETS - 100.00%		$129,981,628

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

A Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

B Coupon rates are not available for bank loans that are unsettled and/or unfunded as of August 31, 2017.

C Fixed Rate.

D Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $27,273 or 0.02% of net assets, of which all relates to a portion of the Energy Future Intermediate Holding Co., LLC bank loan.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $29,351,177 or 22.58% of net assets. The Fund has no right to demand registration of these securities.

F Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on August 31, 2017.

G Coupon rate may changes based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate in effect on August 31, 2017.

H Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

I Par value represents units rather than shares.

J Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at August 31, 2017. The maturity date disclosed represents the final maturity date.

K Inflation-Indexed Note.

L The Fund is affiliated by having the same investment advisor.

M 7-day yield.

N Value was determined using significant unobservable inputs.

O This security or a piece thereof is held as segregated collateral at period end but may not be inclusive of post-settlement trade activity.

CLO - Collateralized Loan Obligation.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

TBA - To Be Announced.

Futures Contracts Open on August 31, 2017:

Long Futures
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond Futures	1	September 2017	$104,134	$102,039	$(2,095)
Euro-Bund Futures	5	December 2017	960,009	964,703	4,694
U.S. Treasury 10-Year Note Futures	28	December 2017	3,542,249	3,555,563	13,314
U.S. Treasury 5-Year Note Futures	27	December 2017	3,194,682	3,199,500	4,818

			$7,801,074	$7,821,805	$20,731

Short Futures
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	78	June 2019	$(19,125,433)	$(19,170,450)	$(45,017)
Euro OAT Futures	16	September 2017	(2,848,003)	(2,869,143)	(21,140)
Euro OAT Futures	5	December 2017	(926,649)	(929,139)	(2,490)
Euro-Buxl 30-Year Bond Futures	6	September 2017	(1,190,199)	(1,201,392)	(11,193)
Long GILT Futures	70	December 2017	(11,527,711)	(11,483,603)	44,108
U.S. Long Bond Futures	1	December 2017	(155,257)	(156,094)	(837)
U.S. Treasury 10-Year Note Futures	26	December 2017	(3,295,271)	(3,301,594)	(6,323)
U.S. Treasury 5-Year Note Futures	12	December 2017	(1,419,523)	(1,422,000)	(2,477)

			$(40,488,046)	$(40,533,415)	$(45,369)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

Centrally Cleared Swap Agreements Outstanding on August 31, 2017:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	300	$(446)	$(1,108)	$(662)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	4,000	(8,209)	(14,648)	(6,439)
Receive	3-Month USD-LIBOR	1.25	6/21/2019	USD	8,100	63,052	38,278	(24,774)
Receive	6-Month GBP-LIBOR	1.65	1/22/2020	GBP	400	(11,392)	(13,189)	(1,797)
Receive	3-Month USD-LIBOR	1.25	6/21/2020	USD	25,400	495,389	247,102	(248,287)
Pay	3-Month USD-LIBOR	2.00	12/16/2020	USD	7,400	102,860	84,879	(17,981)
Receive	6-Month GBP-LIBOR	2.00	3/18/2022	GBP	200	(12,827)	(14,549)	(1,722)
Pay	3-Month USD-LIBOR	2.25	12/16/2022	USD	7,600	15,556	176,452	160,896
Receive	6-Month EUR-EURIBOR	0.50	3/21/2023	EUR	1,900	25,201	24,155	(1,046)
Receive	6-Month JPY-LIBOR	0.30	3/18/2026	JPY	130,000	(7,572)	(12,468)	(4,896)
Receive	3-Month USD-LIBOR	2.25	6/15/2026	USD	200	(9,043)	(3,982)	5,061
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	590	(5,686)	15,499	21,185
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	8,100	(94,272)	198,711	292,983
Receive	3-Month USD-LIBOR	1.50	6/21/2027	USD	1,900	153,945	96,186	(57,759)
Receive	3-Month USD-LIBOR	2.50	6/15/2046	USD	100	(7,498)	(2,075)	5,423
Receive	6-Month EUR-EURIBOR	1.50	3/21/2048	EUR	400	7,943	1,040	(6,903)

						$707,001	$820,283	$113,282

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2017(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Markit CDX HY	5.0000	12/20/2021	2.9762	USD	3,515	$(190,617)	$(273,572)	$(82,955)
iTraxx Europe	1.0000	6/20/2022	0.5487	EUR	400	(4,919)	(10,248)	(5,329)
iTraxx Europe Senior Financials	1.0000	6/20/2022	0.5331	EUR	300	(1,647)	(7,956)	(6,309)

						$(197,183)	$(291,776)	$(94,593)

OTC Swap Agreements Outstanding on August 31, 2017:

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection(2)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2017(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Republic Of Colombia	BRC	1.0000	6/20/2021	0.9194	USD	200	$(5,123)	$588	$5,711
United Mexican States	BRC	1.0000	12/20/2021	0.8914	USD	100	(3,277)	446	3,723
Republic Of Argentina	GST	5.0000	6/20/2022	2.8819	USD	50	4,070	4,521	451
Republic Of Argentina	BRC	5.0000	6/20/2022	2.8819	USD	50	4,036	4,522	486
Federatived Republic Of Brazil	GST	1.0000	6/20/2022	1.9672	USD	200	(12,506)	(8,497)	4,009

							$(12,800)	$1,580	$14,380

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased Options Contracts Outstanding on August 31, 2017:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – OTC 5-Year IRS	BRC	6-Month GBP-LIBOR	Pay	1.60	2/15/2018	850,000	850	$6,059	$491	$(5,568)
Put – OTC 5-Year IRS	GSC	6-Month GBP-LIBOR	Pay	1.60	2/15/2018	850,000	850	5,943	491	(5,452)
Put – OTC 5-Year IRS	GSC	6-Month GBP-LIBOR	Pay	1.47	3/1/2018	800,000	800	5,321	949	(4,372)
Put – OTC 30-Year IRS	GST	3-Month USD-LIBOR	Pay	2.97	9/24/2018	1,200,000	1,200	62,100	22,134	(39,966)
Put – OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Pay	2.97	9/24/2018	600,000	600	30,525	11,067	(19,458)
Call – OTC 2-Year IRS	MSC	3-Month USD-LIBOR	Pay	1.65	11/15/2018	4,700,000	4,700	26,673	18,869	(7,804)
Put – OTC 30-Year IRS	MSC	3-Month USD-LIBOR	Pay	3.05	12/12/2018	600,000	600	28,848	11,978	(16,870)

								$165,469	$65,979	$(99,490)

Interest Rate Floors
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – INT FLR	GSC	3-Month USD-LIBOR	Pay	1.63	8/15/2019	5,000,000	5,000	$32,000	$22,551	$(9,449)
Put – INT FLR	BRC	3-Month USD-LIBOR	Pay	1.63	8/15/2019	5,000,000	5,000	44,900	22,496	(22,404)
Put – INT FLR	DUB	3-Month USD-LIBOR	Pay	1.63	8/15/2019	2,500,000	2,500	22,500	11,248	(11,252)

								$99,400	$56,295	$(43,105)

Index Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – S&P 500 Index	CCP	2,050.00	9/15/2017	USD	42	4	$6,125	$630	$(5,495)
Put – S&P 500 Index	CCP	2,175.00	9/29/2017	USD	73	7	6,277	6,277	-

							$12,402	$6,907	$(5,495)

Exchange-Traded Fund Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – iShares 20+ Year Treasury Bond ETF	CCP	117.00	9/1/2017	USD	135	14	$2,023	$135	$(1,888)

							$2,023	$135	$(1,888)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

Options on Exchange-Traded Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – 90-Day Eurodollar Futures	CCP	98.25	12/17/2018	USD	110	275	$42,526	$35,063	$(7,463)

							$42,526	$35,063	$(7,463)

Written Options Contracts Outstanding on August 31, 2017:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put – OTC 5-Year IRS	FBF	3-Month USD-LIBOR	Receive	3.02	2/15/2018	2,200,000	2,200	$(12,732)	$(118)	$12,614
Put – OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	3.00	3/1/2018	1,100,000	1,100	(6,336)	(94)	6,242
Put - OTC 5-Year IRS	GST	3-Month USD-LIBOR	Receive	2.60	9/24/2018	5,800,000	5,800	(61,840)	(18,222)	43,618
Put – OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Receive	2.60	9/24/2018	2,800,000	2,800	(29,120)	(8,797)	20,323
Call – OTC 10-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.00	11/15/2018	1,000,000	1,000	(26,389)	(19,112)	7,277
Put – OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.70	12/12/2018	3,000,000	3,000	(31,758)	(10,994)	20,764

								$(168,175)	$(57,337)	$110,838

Interest Rate Floors
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put – INT FLR	GSC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	10,000	$(32,000)	$(3,129)	$28,871
Put – INT FLR	BRC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	10,000	(45,770)	(3,003)	42,767
Put – INT FLR	DUB	3-Month USD-LIBOR	Receive	1.00	8/15/2019	5,000,000	5,000	(22,500)	(1,502)	20,998

								$(100,270)	$(7,634)	$92,636

Options on Exchange-Traded Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call – U.S. Treasury 10-Year Note Future Option	CCP	129.00	10/27/2017	USD	6	6	$(1,587)	$(1,219)	$368
Put – 90-Day Eurodollar Futures	CCP	97.75	12/17/2018	USD	110	275	(8,252)	(6,875)	1,377

							$(9,839)	$(8,094)	$1,745

OTC European Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
OTC ECAL EUR versus USD	GSC	1.19	9/21/2017	EUR	200,000	200	$(1,152)	$(1,915)	$(763)
OTC ECAL EUR versus USD	GSC	1.22	11/1/2017	EUR	100,000	100	(762)	(694)	68

							$(1,914)	$(2,609)	$(695)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

Borrowing and Other Financing Transactions on August 31, 2017:

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
Deutsche Bank AG(1)	1.23%	8/30/2017	9/6/2017	$615,750	(3)	$615,750
Deutsche Bank AG(1)	1.21%	8/31/2017	9/8/2017	390,450	(3)	390,450
JPMorgan Chase Bank, N.A.(1)	1.18%	8/28/2017	9/1/2017	389,025	(4)	389,025
Toronto Dominion Bank(2)	1.23%	8/31/2017	9/6/2017	1,813,500	(5)	1,813,500

				$3,208,725		$3,208,725

(1)	Collateralized by a U.S. Treasury N/B valued at $1,395,225, 2.375%, 5/15/2027.
(2)	Collateralized by a U.S. Treasury N/B valued at $1,813,500, 1.625%, 7/31/2019.
(3)	The average amount of borrowing during the period ended August 31, 2017 was $1,006,200 at a weighted average interest rate of 1.22%.
(4)	The average amount of borrowing during the period ended August 31, 2017 was $389,025 at a weighted average interest rate of 1.18%.
(5)	The average amount of borrowing during the period ended August 31, 2017 was $1,813,500 at a weighted average interest rate of 1.23%.

Forward Currency Contracts Open on August 31, 2017:
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	419,039	EUR	412,532	9/5/2017	BOA	$-	$(6,507)	$(6,507)
USD	104,909	CAD	102,949	9/5/2017	BOA	-	(1,960)	(1,960)
ARS	104,892	USD	102,000	9/20/2017	BOA	2,892	-	2,892
USD	104,892	ARS	101,463	9/20/2017	BOA	-	(3,429)	(3,429)
TRY	83,259	USD	79,515	10/13/2017	BOA	3,744	-	3,744
COP	126,729	USD	124,261	11/1/2017	BOA	2,468	-	2,468
TRY	209,992	USD	203,527	11/15/2017	BOA	6,465	-	6,465
CNY	152,753	USD	142,320	12/5/2017	BOA	10,433	-	10,433
USD	152,754	CNY	139,428	12/5/2017	BOA	-	(13,326)	(13,326)
BRL	331,034	USD	324,807	9/5/2017	BRC	6,227	-	6,227
USD	331,034	BRL	331,113	9/5/2017	BRC	79	-	79
USD	2,684,296	JPY	2,683,379	9/13/2017	BRC	-	(917)	(917)
GBP	606,751	USD	612,159	9/19/2017	BRC	-	(5,408)	(5,408)
USD	606,751	GBP	612,216	9/19/2017	BRC	5,465	-	5,465
EUR	321,519	USD	317,101	11/20/2017	BRC	4,418	-	4,418
USD	317,514	CHF	316,922	11/20/2017	BRC	-	(592)	(592)
USD	104,909	CAD	103,182	9/5/2017	CBK	-	(1,727)	(1,727)
USD	364,424	EUR	363,824	9/13/2017	CBK	-	(600)	(600)
GBP	3,660,670	USD	3,660,577	9/15/2017	CBK	93	-	93
ARS	8,941	USD	9,000	9/18/2017	CBK	-	(59)	(59)
USD	302,854	TWD	301,193	9/18/2017	CBK	-	(1,661)	(1,661)
USD	209,026	KRW	207,000	9/18/2017	CBK	-	(2,026)	(2,026)
USD	52,049	ARS	52,000	9/18/2017	CBK	-	(49)	(49)
USD	279,906	RUB	281,763	9/21/2017	CBK	1,857	-	1,857
NZD	299,166	USD	309,885	10/18/2017	CBK	-	(10,719)	(10,719)
USD	299,166	NZD	304,810	10/18/2017	CBK	5,644	-	5,644
USD	2,489,917	JPY	2,477,669	11/2/2017	CBK	-	(12,248)	(12,248)
USD	1,514,016	JPY	1,501,957	11/2/2017	CBK	-	(12,059)	(12,059)
USD	7,466,321	EUR	7,401,156	11/10/2017	CBK	-	(65,165)	(65,165)
ARS	73,068	USD	73,000	9/18/2017	DUB	68	-	68
BRL	331,034	USD	331,113	9/5/2017	FBF	-	(79)	(79)
EUR	419,039	USD	423,456	9/5/2017	FBF	-	(4,417)	(4,417)
USD	331,034	BRL	328,514	9/5/2017	FBF	-	(2,520)	(2,520)
TWD	302,855	USD	301,840	9/18/2017	FBF	1,015	-	1,015
USD	101,818	KRW	102,105	9/18/2017	FBF	287	-	287
BRL	329,597	USD	326,998	10/3/2017	FBF	2,599	-	2,599
USD	419,675	EUR	424,123	10/3/2017	FBF	4,448	-	4,448
INR	25,635	USD	25,269	12/4/2017	FBF	366	-	366
USD	303,880	TWD	302,841	12/4/2017	FBF	-	(1,039)	(1,039)
JPY	277,437	USD	275,518	9/5/2017	GSC	1,919	-	1,919

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

Forward Currency Contracts Open on August 31, 2017 (continued)

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	955,602	USD	955,240	9/5/2017	GSC	$362	$-	$362
USD	690,516	GBP	702,453	9/5/2017	GSC	11,937	-	11,937
USD	274,708	JPY	273,725	9/5/2017	GSC	-	(983)	(983)
USD	108,113	AUD	107,778	9/5/2017	GSC	-	(335)	(335)
USD	104,741	GBP	105,312	9/5/2017	GSC	571	-	571
USD	104,138	AUD	103,172	9/5/2017	GSC	-	(966)	(966)
KRW	310,844	USD	312,639	9/18/2017	GSC	-	(1,795)	(1,795)
USD	956,543	GBP	956,212	10/3/2017	GSC	-	(331)	(331)
RUB	485,761	USD	484,720	10/20/2017	GSC	1,041	-	1,041
CAD	2,187,634	USD	2,188,394	11/6/2017	GSC	-	(760)	(760)
USD	496,825	CAD	492,088	11/6/2017	GSC	-	(4,737)	(4,737)
USD	368,612	CAD	363,984	11/6/2017	GSC	-	(4,628)	(4,628)
USD	311,081	KRW	312,876	12/4/2017	GSC	1,795	-	1,795
USD	212,908	MXN	214,521	12/15/2017	GSC	1,613	-	1,613
INR	2,017,206	USD	1,978,679	9/8/2017	HUS	38,527	-	38,527
SEK	1,787,790	USD	1,645,242	9/12/2017	HUS	142,548	-	142,548
USD	416,484	GBP	423,612	9/13/2017	HUS	7,128	-	7,128
USD	1,649,652	KRW	1,659,529	9/14/2017	HUS	9,877	-	9,877
USD	1,086,559	GBP	1,096,257	9/15/2017	HUS	9,698	-	9,698
USD	814,919	GBP	817,891	9/15/2017	HUS	2,972	-	2,972
NOK	333,895	USD	305,283	9/28/2017	HUS	28,612	-	28,612
USD	325,396	EUR	305,886	9/28/2017	HUS	-	(19,510)	(19,510)
TRY	436,707	USD	423,173	9/29/2017	HUS	13,534	-	13,534
TRY	442,454	USD	429,149	9/29/2017	HUS	13,305	-	13,305
TRY	448,200	USD	433,502	9/29/2017	HUS	14,698	-	14,698
USD	444,796	ZAR	428,171	10/11/2017	HUS	-	(16,625)	(16,625)
USD	439,446	ZAR	422,606	10/11/2017	HUS	-	(16,840)	(16,840)
NOK	2,128,569	USD	1,971,173	10/12/2017	HUS	157,396	-	157,396
RUB	83,532	USD	79,651	10/13/2017	HUS	3,881	-	3,881
SEK	1,173,588	USD	1,129,937	10/23/2017	HUS	43,651	-	43,651
CAD	301,270	USD	297,994	10/25/2017	HUS	3,276	-	3,276
CAD	312,488	USD	306,679	10/25/2017	HUS	5,809	-	5,809
USD	306,878	CAD	306,552	10/25/2017	HUS	-	(326)	(326)
USD	306,878	CAD	307,140	10/25/2017	HUS	262	-	262
NOK	916,541	USD	896,131	11/15/2017	HUS	20,410	-	20,410
USD	2,556,469	EUR	2,556,911	11/10/2017	JPM	442	-	442
USD	776,497	EUR	771,696	11/10/2017	JPM	-	(4,801)	(4,801)
USD	3,931,340	TWD	3,910,670	12/1/2017	JPM	-	(20,670)	(20,670)
AUD	730,688	USD	722,686	11/17/2017	NAB	8,002	-	8,002
GBP	414,018	USD	408,595	9/21/2017	RBC	5,423	-	5,423
EUR	433,691	USD	417,000	9/21/2017	RBC	16,691	-	16,691
USD	433,691	EUR	408,628	9/21/2017	RBC	-	(25,063)	(25,063)
USD	414,018	GBP	415,468	9/21/2017	RBC	1,450	-	1,450
GBP	404,101	USD	409,846	10/23/2017	RBC	-	(5,745)	(5,745)
EUR	415,337	USD	420,965	10/23/2017	RBC	-	(5,628)	(5,628)
USD	415,337	EUR	410,383	10/23/2017	RBC	-	(4,954)	(4,954)
USD	404,101	GBP	405,100	10/23/2017	RBC	999	-	999
ARS	16,987	USD	17,000	9/18/2017	RBS	-	(13)	(13)
USD	160,345	GBP	161,998	9/5/2017	SCB	1,653	-	1,653
SGD	313,402	USD	310,842	9/18/2017	SCB	2,560	-	2,560
USD	313,403	SGD	307,948	9/18/2017	SCB	-	(5,455)	(5,455)
USD	313,683	SGD	311,070	12/4/2017	SCB	-	(2,613)	(2,613)
JPY	625,494	USD	613,278	9/25/2017	SSB	12,216	-	12,216
USD	625,494	JPY	608,172	9/25/2017	SSB	-	(17,322)	(17,322)
USD	407,547	AUD	406,980	10/27/2017	SSB	-	(567)	(567)
EUR	426,588	USD	432,689	11/15/2017	SSB	-	(6,101)	(6,101)
USD	426,588	EUR	421,510	11/15/2017	SSB	-	(5,078)	(5,078)
BRL	82,367	USD	81,661	11/16/2017	SSB	706	-	706

						$643,532	$(318,353)	$325,179

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

Glossary:

Counterparty Abbreviations:
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
FBF	Credit Suisse International
GSC	Goldman Sachs Capital Markets
GST	Goldman Sachs International
HUS	HSBC Bank (USA)
JPM	JPMorgan Chase Bank, N.A.
NAB	National Australia Bank Limited
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX	Credit Default Swap Index
HY	High-Yield
iTraxx	Credit Default Swap Index
S&P 500	Standard & Poor’s U.S. Equity Large-cap Index

Other Abbreviations:
Bund	German Federal Government Bond
Buxl	Long term debt that is issued by the Federal Republic of Germany
CCP	Central Counterparty Clearing House
ECAL	European-Style Call
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GILT	Bank of England Bonds
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2017

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2017, the investments were classified as described below:

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations	$-	$1,914,254	$-	$1,914,254
Corporate Obligations	-	22,193,648	-	22,193,648
Foreign Corporate Obligations	-	7,580,086	-	7,580,086
Foreign Sovereign Obligations	-	29,923,704	-	29,923,704
Asset-Backed Obligations	-	18,289,295	-	18,289,295
Collateralized Mortgage Obligations	-	16,925,473	179,680	17,105,153
Commercial Mortgage-Backed Obligations	-	400,274	-	400,274
U.S. Agency Mortgage-Backed Obligations	-	3,199,366	-	3,199,366
U.S. Treasury Obligations	-	27,258,444	-	27,258,444
Municipal Obligations	-	330,304	-	330,304
Short-Term Investments:
Investment Companies	6,688,878	-	-	6,688,878
Certificate of Deposits	-	1,200,489	-	1,200,489

Total Investments in Securities - Assets	$6,688,878	$129,215,337	$179,680	$136,083,895

Financial Derivative Instruments - Assets
Futures Contracts	$66,934	$-	$-	$66,934
Swap Contract Agreements	-	499,928	-	499,928
Purchased Options and Swaptions Contracts	42,105	122,274	-	164,379
Forward Currency Contracts	-	643,532	-	643,532

Total Financial Derivative Instruments - Assets	$109,039	$1,265,734	$-	$1,374,773

Financial Derivative Instruments - Liabilities
Futures Contracts	$(91,572)	$-	$-	$(91,572)
Swap Contract Agreements	-	(466,859)	-	(466,859)
Written Options and Swaptions Contracts	(8,094)	(67,580)	-	(75,674)
Reverse Repurchase Agreements	-	(3,208,725)	-	(3,208,725)
Forward Currency Contracts	-	(318,353)	-	(318,353)

Total Financial Derivative Instruments - Liabilities	$(99,666)	$(4,061,517)	$-	$(4,161,183)

U.S. GAAP requires all transfers between any level to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. As of August 31, 2017, there were no transfers between Level 1 and Level 2, and one security was transferred from Level 2 to Level 3 with a fair value of $179,680 due to a valuation based on a single broker quote.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2016	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Collateralized Mortgage Obligations	$-	$-	$-	$-	$-	$-	$179,680	$-	$179,680	$-

Total	$-	$-	$-	$-	$-	$-	$179,680	$-	$179,680	$-

** Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

The collateralized mortgage obligation was classified as a Level 3 security because the security was priced using a single broker quote.

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in unaffiliated securities, at fair value†	$129,395,017
Investments in affiliated securities, at fair value‡	6,688,878
Foreign currency, at fair value^	124,019
Purchased options and swaptions contracts outstanding (premiums paid $321,820)	164,379
Foreign currency with brokers, at fair value*	54,126
Swap premium paid	872,052
Swap income receivable	194,642
Cash with brokers	222,755
Deposits with brokers for futures contracts	680,340
Dividends and interest receivable	643,588
Receivable for investments sold	6,423,387
Receivable for fund shares sold	60,319
Receivable for tax reclaims	7,515
Receivable for expense reimbursement (Note 2)	23,056
Receivable for variation margin on open futures contracts (Note 5)	1,338,381
Unrealized appreciation from swap agreements	499,928
Unrealized appreciation from forward currency contracts	643,532
Prepaid expenses	44,060

Total assets	148,079,974

Liabilities:
Payable for investments purchased	10,368,009
Payable for fund shares redeemed	1,291,471
Foreign currency deposits with brokers for futures contracts, at fair value¤	103,624
Payable for reverse repurchase agreements#	3,208,725
Swap premium received	375,034
Payable for variation margin from open futures contracts (Note 5)	1,362,656
Written option and swaption contracts, at fair value (premiums received $280,198)	75,674
Swap income payable	215,859
Unfunded loan commitments	27,273
Management and sub-advisory fees payable (Note 2)	112,154
Service fees payable (Note 2)	7,186
Transfer agent fees payable (Note 2)	4,788
Custody and fund accounting fees payable	34,979
Professional fees payable	113,743
Trustee fees payable	104
Payable for prospectus and shareholder reports	8,821
Unrealized depreciation from swap agreements	466,859
Unrealized depreciation from forward currency contracts	318,353
Other liabilities	3,034

Total liabilities	18,098,346

Net Assets	$129,981,628

Analysis of Net Assets:
Paid-in-capital	$145,611,303
(Overdistribution) of net investment income	84,658
Accumulated net realized (loss)	(16,409,289)
Unrealized appreciation of investments in unaffiliated securitiesA	315,280
Unrealized (depreciation) of purchased options and swaptions contracts	(157,441)
Unrealized appreciation of forward currency contracts	325,179
Unrealized (depreciation) of foreign currency transactions	(1,017)
Unrealized (depreciation) of futures contracts	(24,638)
Unrealized appreciation of swap agreements	33,069
Unrealized appreciation of written options and swaptions contracts	204,524

Net assets	$129,981,628

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2017

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	8,984,286

Y Class	3,032,072

Investor Class	432,612

A Class	561,471

C Class	227,481

Net assets:
Institutional Class	$88,277,101

Y Class	$29,763,479

Investor Class	$4,242,206

A Class	$5,480,382

C Class	$2,218,460

Net asset value, offering and redemption price per share:
Institutional Class	$9.83

Y Class	$9.82

Investor Class	$9.81

A Class	$9.76

A Class (offering price)	$10.25

C Class	$9.75

† Cost of investments in unaffiliated securities	$129,079,737
‡ Cost of investments in affiliated securities	$6,688,878
^ Cost of foreign currency	$124,242
¤ Cost of foreign currency deposits with broker for futures contracts	$103,905
* Cost of foreign currency with broker	$54,123
# Cost of reverse repurchase agreements	$3,208,725
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividend income from affiliated securities	$45,170
Interest income (net of foreign taxes)†	4,693,173

Total investment income	4,738,343

Expenses:
Management and sub-advisory fees (Note 2)	1,126,122
Transfer agent fees:
Institutional Class (Note 2)	25,693
Y Class (Note 2)	12,853
Investor Class	1,610
A Class	1,625
C Class	326
Custody and fund accounting fees	82,977
Professional fees	99,608
Registration fees and expenses	68,115
Service fees (Note 2):
Y Class	17,053
Investor Class	8,509
A Class	10,661
C Class	4,057
Distribution fees (Note 2):
A Class	17,768
C Class	27,048
Prospectus and shareholder report expenses	23,105
Trustee fees	7,610
Other expenses	18,870

Total expenses	1,553,610

Net fees waived and expenses (reimbursed) (Note 2)	(271,143)

Net expenses	1,282,467

Net investment income	3,455,876

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(157,023)
Purchased options and swaptions contracts	(302,914)
Foreign currency transactions	(1,200,670)
Forward currency contracts	647,343
Futures contracts	(70,621)
Swap agreements	(226,546)
Written options and swaptions contracts	140,439
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(1,566,814)
Purchased options and swaptions contracts	(142,418)
Foreign currency transactions	3,813,777
Forward currency contracts	1,009,386
Futures contracts	262,666
Swap agreements	1,239,833
Written options and swaptions contracts	184,309

Net gain from investments	3,630,747

Net increase in net assets resulting from operations	$7,086,623

† Foreign taxes	$31,764
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Changes in Net Assets

	Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$3,455,876	$5,107,686
Net realized (loss) from investments in unaffiliated securities, foreign currency transactions, forward currency contracts, futures contracts, swap agreements, purchased options and swaptions contracts, and written options and swaptions contracts	(1,169,992)	(10,993,745)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward currency contracts, futures contracts, swap agreements, purchased options and swaptions contracts, and written options and swaptions contracts	4,800,739	7,591,324

Net increase in net assets resulting from operations	7,086,623	1,705,265

Distributions to shareholders:
Net investment income:
Institutional Class	(1,731,406)	(4,907,696)
Y Class	(554,390)	(1,523,117)
Investor Class	(61,714)	(230,372)
A Class	(122,695)	(431,968)
C Class	(28,533)	(135,648)
Return of capital:
Institutional Class	(229,228)	(835,988)
Y Class	(78,298)	(267,040)
Investor Class	(6,313)	(22,402)
A Class	(16,691)	(66,866)
C Class	(3,340)	(20,519)

Net distributions to shareholders	(2,832,608)	(8,441,616)

Capital share transactions:
Proceeds from sales of shares	25,658,079	31,500,511
Reinvestment of dividends and distributions	2,804,731	8,283,767
Cost of shares redeemed	(44,182,974)	(129,888,786)

Net (decrease) in net assets from capital share transactions	(15,720,164)	(90,104,508)

Net (decrease) in net assets	(11,466,149)	(96,840,859)

Net assets:
Beginning of period	141,447,777	238,288,636

End of period*	$129,981,628	$141,447,777

*Includes undistributed/(overdistribution) of net investment income	$84,658	$(973,616)

See accompanying notes

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

1.   Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment company. As of August 31, 2017, the Trust consists of thirty-two active series, one of which is presented in this filing: American Beacon Flexible Bond Fund (the “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the year ended August 31, 2017, the Fund did not have commission recapture income.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a controlling ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of August 31, 2017, based on management’s evaluation of the shareholder account base, 4 accounts in the Fund have been identified as representing an unaffiliated controlling ownership of approximately 33% of the Fund’s outstanding Institutional Class shares.

2.   Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedules:

Brandywine Global Investment Management, LLC

All Assets	0.55%

Pacific Investment Management Company LLC

All Assets	0.60%

Payden & Rygel

First $100 million	0.40%
Over $100 million	0.35%

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

The Management and Sub-Advisory Fees paid by the Fund for the year ended August 31, 2017 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$460,986
Sub-Advisor Fees	0.52%	665,136

Total	0.87%	$1,126,122

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Effective April 1, 2017, the Fund terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Fund agreed to compensate the intermediaries for providing service to the Y Class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional Class on an annual basis. During the year ended August 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Flexible Bond	$33,956

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

As of August 31, 2017, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Flexible Bond	$3,779

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2017, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Flexible Bond	$8,262

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2017, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the expense cap. During the year ended August 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2016 - 8/31/2017	Reimbursed Expenses	(Recouped) Expenses
Flexible Bond	Institutional	0.90%	$189,637	$-	2020
Flexible Bond	Y	0.99%	57,055	-	2020
Flexible Bond	Investor	1.27%	3,775	-	2020
Flexible Bond	A	1.29%	15,165	-	2020
Flexible Bond	C	2.04%	5,511	-	2020

Of these amounts, $23,056 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at August 31, 2017. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020.

The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Flexible Bond	$-	$854,833	$-	2017
Flexible Bond	-	274,583	-	2018
Flexible Bond	-	395,527	-	2019

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended August 31, 2017, Foreside collected $80 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2017, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2017, CDSC fees of $600 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustees meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.   Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

The Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

Certificates of Deposit (“CDs”)

CDs are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies). They are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended August 31, 2017 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPV”)) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement, a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral if held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements typically include U.S. Government and agency securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal value to the repurchase price.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of August 31, 2017, the Fund did not hold any short positions.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call)

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the year ended August 31, 2017, the Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Purchased Option and Swaption Contracts Notional Amounts* Outstanding
Fund	Year Ended August 31, 2017
Flexible Bond	28,988,625

Average Written Option and Swaption Contracts Notional Amounts* Outstanding
Fund	Year Ended August 31, 2017
Flexible Bond	42,109,500

* Notional amounts are denominated in local currency

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2017, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the year ended August 31, 2017, the Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts* Outstanding
Fund	Year Ended August 31, 2017
Flexible Bond	6,443,875

* Notional amounts are denominated in local currency

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the year ended August 31, 2017, the Fund entered into interest rate swaps primarily for return enhancement and hedging.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swap Notional Amounts* Outstanding
Fund	Year Ended August 31, 2017
Flexible Bond	215,352,500

* Notional amounts are denominated in local currency

Total Return Swap Agreements

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

During the year ended August 31, 2017, the Fund did not hold any total return swap agreements outstanding.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation-adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

During the year ended August 31, 2017, the Fund entered into inflation swap agreements for return enhancement and hedging.

The Fund’s inflation swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of inflation swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Inflation Swap Notional Amounts* Outstanding
Fund	Year Ended August 31, 2017
Flexible Bond	$1,887,500

* Notional amounts are denominated in local currency

Forward Currency Contracts

The Fund may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

During the year ended August 31, 2017, the Fund entered into forward currency exchange contracts primarily for return enhancement and hedging.

The Fund’s forward currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding Year Ended August 31, 2017
Fund	Purchased Contracts	Sold Contracts
Flexible Bond	28,374,245	40,784,580

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2017, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2017
Flexible Bond	393

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2017:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts outstanding	$-	$35,063	$-	$56,295	$7,042	$98,400
Purchased swaptions contracts outstanding	-	-	-	65,979	-	65,979
Unrealized appreciation of forward currency contracts	-	643,532	-	-	-	643,532
Receivable for variation margin from open futures contracts(2)	-	-	-	66,934	-	66,934
Unrealized appreciation from swap agreements	14,380	-	-	485,548	-	499,928

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts outstanding	$-	$(9,484)	$-	$(8,853)	$-	$(18,337)
Written swaptions contracts outstanding	-	-	-	(57,337)	-	(57,337)
Unrealized depreciation of forward currency contracts	-	(318,353)	-	-	-	(318,353)
Payable for variation margin from open futures contracts(2)	-	-	-	(91,572)	-	(91,572)
Unrealized depreciation from swap agreements	(94,593)	-	-	(372,266)	-	(466,859)

The effect of financial derivative instruments on the Statement of Operations as of August 31, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from forward currency contracts	$-	$647,343	$-	$-	$-	$647,343
Net realized gain (loss) from futures contracts	-	-	-	(70,621)	-	(70,621)
Net realized gain (loss) from swap agreements	(244,046)	-	-	17,500	-	(226,546)
Net realized gain (loss) from purchased options and swaptions contracts outstanding	-	(26,943)	-	(27,493)	(248,478)	(302,914)
Net realized gain (loss) from written options and swaptions contracts outstanding	-	36,424	-	104,015	-	140,439

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in net unrealized appreciation (depreciation) from forward currency contracts	$–	$1,009,386	$–	$–	$–	$1,009,386
Change in net unrealized appreciation (depreciation) from futures contracts	–	–	–	262,666	–	262,666
Change in net unrealized appreciation (depreciation) from swap agreements	(48,315)	–	–	1,288,148	–	1,239,833
Change in net unrealized appreciation (depreciation) from purchased options and swaptions contracts outstanding	–	12,237	–	(162,018)	7,363	(142,418)
Change in net unrealized appreciation (depreciation) from written options and swaptions contracts outstanding	–	(22,187)	–	206,496		184,309

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Forward Currency Contracts Risk

Forward currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund has a lower portfolio turnover rate.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017 and maintains a

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

forecast for one more hike in 2017. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Leverage Risk

The Fund’s use of futures, forward currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Liquidity Risk

Liquidity risk is the risk that the Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-adviser manages its allocated portion of the Fund independently from another sub-adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-adviser directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, because the Manager pays different fees to the sub-adviser and due to other factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Short Position Risk

The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2017.

Flexible Bond Fund

Offsetting of Financial and Derivative Assets and Liabilities as of August 31, 2017:
	Assets	Liabilities
Futures Contracts	$66,934	$91,572
Swap Agreement - Centrally cleared	485,548	466,859
Swap Agreement - OTC	14,380	-
Purchased Swaptions Contracts	65,979	-
Purchased Options Contracts	98,400	-
Written Swaptions Contracts	-	57,337
Written Options Contracts	-	18,337
Forward Currency Contracts	643,532	318,353

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,374,773	$952,458

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(594,587)	(566,525)

Total derivative assets and liabilities subject to an MNA	$780,186	$385,933

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of August 31, 2017:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$26,002	$(25,222)	$-	$-	$780
Barclays Bank PLC	49,096	(9,920)	-	-	39,176
Citibank, N.A.	18,661	(18,661)	-	-	-
Credit Suisse International	8,715	(8,173)	-	-	542
Deutsche Bank AG	11,316	(1,502)	-	-	9,814
Goldman Sachs Capital Markets	43,229	(20,273)	-	-	22,956
Goldman Sachs International	26,594	(18,222)	-	-	8,372
HSBC Bank (USA)	515,584	(53,301)	-	-	462,283
JPMorgan Chase Bank, N.A.	442	(442)	-	-	-
Morgan Stanley & Co. Inc.	30,847	(30,200)	-	-	647
National Australia Bank Limited	8,002	-	-	-	8,002
Royal Bank of Canada	24,563	(24,563)	-	-	-
Standard Chartered Bank	4,213	(4,213)	-	-	-
State Street Bank & Trust Co.	12,922	(12,922)	-	-	-

Total	$780,186	$(227,614)	$-	$-	$552,572

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Bank of America, N.A.	$25,222	$(25,222)	$-	$-	$-
Barclays Bank PLC	9,920	(9,920)	-	-	-
Citibank, N.A.	115,110	(18,661)	-	-	96,449
Credit Suisse International	8,173	(8,173)	-	-	-
Deutsche Bank AG	1,502	(1,502)	-	-	-
Goldman Sachs Capital Markets	20,273	(20,273)	-	-	-
Goldman Sachs International	18,222	(18,222)	-	-	-
HSBC Bank (USA)	53,301	(53,301)	-	-	-
JPMorgan Chase Bank, N.A.	25,471	(442)	-	-	25,029
Morgan Stanley & Co. Inc.	30,200	(30,200)	-	-	-
Royal Bank of Canada	41,390	(24,563)	-	-	16,827
Royal Bank of Scotland PLC	13	-	-	-	13
Standard Chartered Bank	8,068	(4,213)	-	-	3,855
State Street Bank & Trust Co.	29,068	(12,922)	-	-	16,146

Total	$385,933	$(227,614)	$-	$-	$158,319

7.   Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The tax years for the four year period ended August 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended August 31, 2017	Year Ended August 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$1,368,295	$4,907,696
Y Class	433,595	1,523,117
Investors Class	50,598	230,372
A Class	93,921	431,968
C Class	22,980	135,648
Tax return of capital
Institutional Class	592,339	835,988
Y Class	199,093	267,040
Investors Class	17,429	22,402
A Class	45,465	66,866
C Class	8,893	20,519

Total distributions paid	$2,832,608	$8,441,616

*For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

As of August 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Flexible Bond	$136,865,798	$4,877,246	$(5,071,921)	$(194,675)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Flexible Bond	$(194,675)	$529,349	$-	$(15,964,349)	$-	$(15,629,675)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and straddles, amortization adjustments from swaps, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydowns, swap income and dividend re-classes as of August 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Flexible Bond	$(529,349)	$101,136	$428,213	$-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2017, the Fund had $6,899,148 of short-term and $9,065,201 long-term post RIC MOD capital loss carryforwards.

8.   Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended August 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Flexible Bond	$40,786,594	$300,032,973	$54,390,596	$314,070,080

A summary of the Fund’s transactions in the USG Select Fund for the year ended August 31, 2017 were as follows:

Fund	Type of Transaction	August 31, 2016 Shares/Fair Value	Purchases	Sales	August 31, 2017 Shares/Fair Value	Dividend Income
Flexible Bond	Direct	$8,925,543	$122,083,196	$124,319,861	$6,688,878	$45,170

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2017

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended August 31,
	2017		2016
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	1,663,568	$15,914,446	1,253,593	$11,901,600
Reinvestment of dividends	204,294	1,960,244	610,155	5,737,848
Shares redeemed	(2,775,374)	(26,484,011)	(8,764,349)	(83,282,513)

Net (decrease) in shares outstanding	(907,512)	$(8,609,321)	(6,900,601)	$(65,643,065)

	Y Class
	Year Ended August 31,
	2017		2016
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	476,861	$4,608,525	1,529,479	$14,454,546
Reinvestment of dividends	65,961	632,595	190,192	1,788,305
Shares redeemed	(900,592)	(8,584,774)	(2,860,953)	(26,987,262)

Net(decrease) in shares outstanding	(357,770)	$(3,343,654)	(1,141,282)	$(10,744,411)

	Investor Class
	Year Ended August 31,
	2017		2016
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	285,136	$2,744,151	185,116	$1,773,235
Reinvestment of dividends	7,001	67,241	26,671	250,750
Shares redeemed	(159,261)	(1,522,338)	(686,482)	(6,474,510)

Net increase (decrease) in shares outstanding	132,876	$1,289,054	(474,695)	$(4,450,525)

	A Class
	Year Ended August 31,
	2017		2016
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	215,757	$2,069,773	268,007	$2,522,372
Reinvestment of dividends	11,930	113,722	38,237	357,761
Shares redeemed	(592,971)	(5,665,080)	(941,907)	(8,884,768)

Net (decrease) in shares outstanding	(365,284)	$(3,481,585)	(635,663)	$(6,004,635)

	C Class
	Year Ended August 31,
	2017		2016
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	33,578	$321,184	90,443	$848,758
Reinvestment of dividends	3,241	30,929	15,968	149,103
Shares redeemed	(202,704)	(1,926,771)	(449,242)	(4,259,733)

Net (decrease) in shares outstanding	(165,885)	$(1,574,658)	(342,831)	$(3,261,872)

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

Net asset value, beginning of period	$9.50		$9.77		$10.33	$10.21	$10.48

Income (loss) from investment operations:
Net investment income	0.24		0.22		0.29	0.21	0.34
Net gains (losses) on investments (both realized and unrealized)	0.30		(0.04)		(0.57)	0.16	(0.24)

Total income (loss) from investment operations	0.54		0.18		(0.28)	0.37	0.10

Less distributions:
Dividends from net investment income	(0.20)		(0.37)		(0.28)	(0.18)	(0.23)
Distributions from net realized gains	–		–		–	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.08	)B	–	–	–

Total distributions	(0.21)		(0.45)		(0.28)	(0.25)	(0.37)

Net asset value, end of period	$9.83		$9.50		$9.77	$10.33	$10.21

Total return[c]	5.77%		1.94%		(2.79)%	3.70%	0.83%

Ratios and supplemental data:
Net assets, end of period	$88,277,101		$93,936,262		$164,119,296	$177,201,454	$127,322,158
Ratios to average net assets:
Expenses, before reimbursements	1.11%		1.13%		1.27%	1.24%	1.22%
Expenses, net of reimbursements	0.90%		0.90%		0.90%	0.90%	0.90%
Net investment income, before expense reimbursements	2.49%		2.70%		2.37%	1.61%	0.84%
Net investment income, net of reimbursements	2.70%		2.93%		2.74%	1.94%	1.15%
Portfolio turnover rate	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	Return of capital is calculated based on shares outstanding at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

Net asset value, beginning of period	$9.50		$9.77		$10.33	$10.22	$10.51

Income (loss) from investment operations:
Net investment income	0.22		0.21		0.29	0.18	0.22
Net gains (losses) on investments (both realized and unrealized)	0.31		(0.04)		(0.58)	0.17	(0.15)

Total income (loss) from investment operations	0.53		0.17		(0.29)	0.35	0.07

Less distributions:
Dividends from net investment income	(0.20)		(0.37)		(0.27)	(0.17)	(0.22)
Distributions from net realized gains	–		–		–	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.07	)B	–	–	–

Total distributions	(0.21)		(0.44)		(0.27)	(0.24)	(0.36)

Redemption fees added to beneficial interestsC	–		–		–	–	–

Net asset value, end of period	$9.82		$9.50		$9.77	$10.33	$10.22

Total returnD	5.67%		1.83%		(2.87)%	3.51%	0.58%

Ratios and supplemental data:
Net assets, end of period	$29,763,479		$32,193,869		$44,284,677	$38,033,706	$39,897,599
Ratios to average net assets:
Expenses, before reimbursements	1.19%		1.19%		1.34%	1.29%	1.26%
Expenses, net of reimbursements	0.99%		0.99%		0.99%	0.99%	0.99%
Net investment income, before expense reimbursements	2.40%		2.67%		2.33%	1.51%	0.91%
Net investment income, net of reimbursements	2.60%		2.86%		2.68%	1.81%	1.19%
Portfolio turnover rate	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	Return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

Net asset value, beginning of period	$9.50		$9.76		$10.31	$10.21	$10.51

Income (loss) from investment operations:
Net investment income (loss)	0.98		(1.27)		(0.33)	0.02	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.48)		1.41		0.01	0.30	(0.13)

Total income (loss) from investment operations	0.50		0.14		(0.32)	0.32	0.05

Less distributions:
Dividends from net investment income	(0.18)		(0.33)		(0.23)	(0.15)	(0.21)
Distributions from net realized gains	-		-		-	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.07	)B	-	-	-

Total distributions	(0.19)		(0.40)		(0.23)	(0.22)	(0.35)

Redemption fees added to beneficial interestsC	-		-		-	-	-

Net asset value, end of period	$9.81		$9.50		$9.76	$10.31	$10.21

Total returnD	5.36%		1.57%		(3.11)%	3.13%	0.38%

Ratios and supplemental data:
Net assets, end of period	$4,242,206		$2,846,444		$7,560,586	$24,410,567	$56,015,406
Ratios to average net assets:
Expenses, before reimbursements	1.38%		1.42%		1.51%	1.43%	1.54%
Expenses, net of reimbursements	1.27%		1.27%		1.27%	1.27%	1.27%
Net investment income, before expense reimbursements	2.22%		2.39%		2.15%	1.34%	0.65%
Net investment income, net of reimbursements	2.33%		2.53%		2.38%	1.50%	0.92%
Portfolio turnover rate	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	Return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

Net asset value, beginning of period	$9.45		$9.72		$10.27	$10.16	$10.49

Income (loss) from investment operations:
Net investment income (loss)	(0.17)		0.02		0.12	0.10	0.21
Net gains (losses) on investments (both realized and unrealized)	0.67		0.11		(0.44)	0.21	(0.18)

Total income (loss) from investment operations	0.50		0.13		(0.32)	0.31	0.03

Less distributions:
Dividends from net investment income	(0.18)		(0.33)		(0.23)	(0.13)	(0.22)
Distributions from net realized gains	-		-		-	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.07	)B	-	-	-

Total distributions	(0.19)		(0.40)		(0.23)	(0.20)	(0.36)

Redemption fees added to beneficial interestsC	-		-		-	-	-

Net asset value, end of period	$9.76		$9.45		$9.72	$10.27	$10.16

Total returnD	5.33%		1.49%		(3.14)%	3.12%	0.16%

Ratios and supplemental data:
Net assets, end of period	$5,480,382		$8,757,769		$15,190,886	$27,146,489	$41,376,389
Ratios to average net assets:
Expenses, before reimbursements	1.50%		1.52%		1.66%	1.68%	1.67%
Expenses, net of reimbursements	1.29%		1.29%		1.29%	1.38%	1.39%
Net investment income, before expense reimbursements	2.08%		2.31%		1.95%	1.10%	0.50%
Net investment income, net of reimbursements	2.29%		2.53%		2.32%	1.40%	0.79%
Portfolio turnover rate	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	Return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

Net asset value, beginning of period	$9.44		$9.69		$10.22	$10.11	$10.49

Income (loss) from investment operations:
Net investment income (loss)	(0.31)		(0.08)		0.07	0.02	0.14
Net gains (losses) on investments (both realized and unrealized)	0.73		0.14		(0.46)	0.22	(0.19)

Total income (loss) from investment operations	0.42		0.06		(0.39)	0.24	(0.05)

Less distributions:
Dividends from net investment income	(0.11)		(0.26)		(0.14)	(0.06)	(0.19)
Distributions from net realized gains	-		-		-	(0.07)	(0.14)
Tax return of capital	(0.00	)B	(0.05	)C	-	-	-

Total distributions	(0.11)		(0.31)		(0.14)	(0.13)	(0.33)

Redemption fees added to beneficial interestsB	-		-		-	-	-

Net asset value, end of period	$9.75		$9.44		$9.69	$10.22	$10.11

Total returnD	4.53%		0.68%		(3.81)%	2.37%	(0.54)%

Ratios and supplemental data:
Net assets, end of period	$2,218,460		$3,713,433		$7,133,191	$11,126,819	$15,291,798
Ratios to average net assets:
Expenses, before reimbursements	2.24%		2.26%		2.40%	2.43%	2.43%
Expenses, net of reimbursements	2.04%		2.04%		2.04%	2.13%	2.14%
Net investment income (loss), before expense reimbursements	1.34%		1.55%		1.21%	0.35%	(0.24)%
Net investment income, net of reimbursements	1.54%		1.77%		1.57%	0.66%	0.04%
Portfolio turnover rate	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	Amount represents less than $0.01 per share.
C	Return of capital is calculated based on shares outstanding at the time of distribution.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Flexible Bond FundSM

Affirmation of the Commodity Pool Operator

August 31, 2017 (Unaudited)

To the best of my knowledge, the information contained in the attached financial statements for the period from September 1, 2016 to August 31, 2017, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon Flexible Bond Fund

American Beacon FundsSM

Federal Tax Information

August 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund did not designate any distributions as short-term or long-term capital gains distributions for the year ended August 31, 2017.

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Flexible Bond Fund (“Fund”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Payden & Rygel (“P&R”), Brandywine Global Investment Management, LLC (“Brandywine”) and Pacific Investment Management Company LLC (“PIMCO”), (each, a “subadvisor” and collectively, the “subadvisors”).

The Investment Advisory Agreements are referred to herein as the “Investment Advisory Agreements”. The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts, if applicable, managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to those arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the administrative, accounting-related and cash management services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and The Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining losses with respect to the Fund before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rate paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the fee waivers and expense reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, with respect to Brandywine and P&R, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts and, with respect to PIMCO, the Fund’s subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that a subadvisor may not account for its profits on an account-by-account basis and, to the extent it does, it likely employs different methodologies in connection with these calculations.

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to P&R, the Manager has negotiated breakpoints in the subadvisory fee rates for the Fund and, with respect to Brandywine and PIMCO, each subadvisor has represented that it does not believe that it is likely to experience any further economies of scale in connection with its management of Fund assets. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that Brandywine benefits from soft dollar arrangements for proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appears to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual subadvisors is calculated by the Manager using information provided by the Fund’s custodian. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events.

The expense comparisons below were made versus the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. The Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. The Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Additional Considerations and Conclusions with Respect to the Flexible Bond Fund

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

In considering the renewal of the Investment Advisory Agreements with Brandywine, PIMCO and P&R, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated, ending February 28, 2017)

Brandywine	5 Years	2nd Quintile
PIMCO	5 Years	3rd Quintile
Payden & Rygel	1 Years	4th Quintile

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocation of the Fund; (2) the replacement of an underperforming subadvisor in the fourth quarter of 2015; (3) that the one-year period was not long enough to fully evaluate the performance of Payden & Rygel; (4) the Manager’s representation that there are challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge expense group, expense universe, performance universe or Morningstar category pursue a comparable investment strategy; (5) the overall improvement in the subadvisors’ relative performance in a rising interest-rate environment; and (6) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Flexible Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (74)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008-Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).
OFFICERS	Term
One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos(48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

August 31, 2017 (Unaudited)

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.

AR 8/17

American Beacon® FUNDS

2017 ANNUAL REPORT

August 31, 2017

THE LONDON COMPANY INCOME EQUITY FUND

ZEBRA SMALL CAP EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

THE LONDON COMPANY INCOME EQUITY FUND

Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested.

ZEBRA SMALL CAP EQUITY FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. At times, certain securities may have limited marketability and may be difficult to sell. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

August 31, 2017 (Unaudited)

U.S. equities posted strong returns over the 12-month period ended August 31, 2017, reflecting steady economic growth and low inflation. Economic reports were generally positive over the year, driven by strength from U.S. consumers. The labor market was strong with unemployment below 5% and annual wage inflation of roughly 2.5%. Housing and manufacturing data were also generally positive. On the negative side, auto sales declined in the first eight months of 2017 following all-time highs in 2016.

Turning to monetary policy, the Federal Open Market Committee continued to tighten with additional increases in the federal funds rate. The latest increase in June set the range for the federal funds rate at 1.0% to 1.25%. While short-term rates moved higher, long-term rates didn’t move much and the 10-year yield on U.S. Treasuries remained just over 2%. On top of the additional rate increases, the Federal Reserve (the “Fed”) plans to pursue balance sheet normalization later in 2017. This involves reducing the Fed’s investments in U.S. Treasuries and mortgage-backed securities. Over time, the Fed hopes to gradually remove monetary accommodation.

Stocks rose across the market-cap spectrum during the 12-month period as evidenced by a 16.1% increase in the broader Russell 3000 Index. Large cap issues led the way with both the Russell 1000 and S&P 500 indexes posting gains of 16.2%. Mid-cap shares were weakest, but the Russell Midcap Index still posted a gain of 12.4%. In terms of other performance factors, the Growth sector outperformed the Value sector and the Cyclical sectors outperformed the more Defensive sectors.

There was limited volatility over the 12-month period and very few periods with significant declines. Stocks were strong in late 2016 following the surprising results from the U.S. presidential election, and they continued to move steadily higher between January and August 2017.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2017 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 8.33% for the twelve-month period ended August 31, 2017, compared to the Russell 1000 Value Index (the “Index”) return of 11.58% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 5/29/2012 through 8/31/2017

Total Returns for the Period ended August 31, 2017
	Ticker	1 Year	3 Years	5 Years	Since Inception (5/29/2012)	Value of $10,000 5/29/2012– 8/31/2017
Institutional Class (1,2,4)	ABCIX	8.64%	7.32%	11.96%	12.44%	$18,523
Y Class (1,2,4)	ABCYX	8.60%	7.25%	11.87%	12.36%	$18,453
Investor Class (1,2,4)	ABCVX	8.33%	6.95%	11.59%	12.07%	$18,202
A Class with sales Charge (1,2,4)	ABCAX	2.03%	4.84%	10.16%	10.71%	$17,070
A Class without sales charge (1,2,4)	ABCAX	8.24%	6.92%	11.48%	11.96%	$18,111
C Class with sales charge (1,2,4)	ABECX	6.42%	6.12%	10.65%	11.13%	$17,414
C Class without sales charge (1,2,4)	ABECX	7.42%	6.12%	10.65%	11.13%	$17,414

Russell 1000 Value Index (3)		11.58%	6.74%	13.25%	13.95%	$19,879

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to the Institutional Class of the Fund was waived from 2012 through 2014 and partially recovered in 2015 and 2016. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013. A portion of the fees charged to the Y, A, and C Classes of the Fund was waived from 2012 through 2014 and partially recovered in 2015. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014.

3

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2017 (Unaudited)

3.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.

4.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.76%, 0.83%, 1.07%, 1.14%, and 1.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index entirely due to stock selection as sector allocation added value relative to the Index.

From a security selection standpoint, the Fund’s holdings in the Financials and Information Technology sectors were the largest detractors from performance. In the Financials sector, the Fund’s absence from JP Morgan Chase, Bank of America and Citigroup, which were up 37.9%, 50.2% and 44.4%, respectively, in the Index, negatively impacted performance. Companies detracting from performance in the Information Technology sector included Paychex (down 3.0%). The aforementioned poor performance was somewhat offset by good selection in the Consumer Discretionary sector. Carnival (up 49.3%) and Hasbro (up 22.7%) contributed most to performance in the Consumer Discretionary sector. The Fund’s absence from L Brands, which was down 50.2% in the Index, also contributed to performance.

From a sector allocation perspective, the Fund’s underweight positions in Energy and Real Estate, two of the poorer performing sectors, added value relative to the Index. Being underweight Financials, the best performing sector, detracted from the Fund’s return.

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)
General Dynamics Corp.		5.6
Carnival Corp.		5.2
Wells Fargo & Co.		4.6
Norfolk Southern Corp.		4.5
Altria Group, Inc.		4.2
Philip Morris International, Inc.		4.1
BlackRock, Inc.		3.8
Microsoft Corp.		3.6
Cincinnati Financial Corp.		3.6
Merck & Co., Inc.		3.5

Total Fund Holdings	31

Sector Allocation (% Equities)
Consumer Staples		17.5
Information Technology		15.6
Financials		15.0
Industrials		13.7
Consumer Discretionary		11.6
Health Care		10.0
Energy		4.5
Utilities		3.6
Real Estate		3.3
Telecommunication Services		2.8
Materials		2.4

4

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2017 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 14.77% for the twelve months ended August 31, 2017, which was slightly under the Russell 2000 Index (the “Index”) return of 14.91%.

Comparison of Change in Value of a $10,000 Investment For the Period from 6/1/2010 through 8/31/2017

Total Returns for the Period ended August 31, 2017
	Ticker	1 Year	3 Years	5 Years	Since Inception (6/1/2010)	Value of $10,000 6/1/2010- 8/31/2017
Institutional Class (1,3,5)	AZSIX	15.25%	8.62%	14.19%	13.52%	$25,073
Y Class (1,3,5)	AZSYX	15.11%	8.52%	14.08%	13.41%	$24,904
Investor Class (1,3,5)	AZSPX	14.77%	8.20%	13.75%	13.08%	$24,383
A Class with sales Charge (1,3,5)	AZSAX	8.14%	6.08%	12.35%	12.10%	$22,881
A Class without sales charge (1,3,5)	AZSAX	14.76%	8.19%	13.69%	13.02%	$24,277
C Class with sales charge (1,2,3,5)	AZSCX	12.97%	7.38%	12.83%	12.19%	$23,022
C Class without sales charge (1,2,3,5)	AZSCX	13.97%	7.38%	12.83%	12.19%	$23,022

Russell 2000 Index (4)		14.91%	7.67%	13.15%	12.97%	$24,217

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%.

2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

3.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

5

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2017 (Unaudited)

4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. One cannot directly invest in an index.

5.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.54%, 1.59%, 1.75%, 1.91%, and 2.66%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s investment strategy seeks to identify fundamentally attractive companies with relatively low trading volumes. The strategy benefits when these companies are recognized more broadly by investors, trading volumes increase and stock prices begin to rise. As a result of this approach, price momentum can appear in factor analysis on the Fund’s returns, but this is driven primarily by the rising popularity of a stock, not simple price momentum.

The strategy’s focus on fundamentally attractive companies tends to result in holdings with more value-like characteristics than growth, and various measures of price-to-earnings, return-on-equity and return on assets reflect this approach. The Fund’s sector allocations are generally in line with those of the Index (+/-3%) and are not a primary source of return attribution. The majority of performance typically comes from security selection. While sector weightings may be similar, returns within each sector can vary significantly from the Index.

Among the Fund’s larger exposures during the period, returns in the Information Technology sector were similar to those of the Index, but all other sector returns were materially different. The Fund’s returns in Consumer Discretionary, Energy and Real Estate were double those returns of the Index; however, Consumer Staples, Materials and Industrials lagged substantially. The focus on fundamentally attractive companies with relatively low trading volume tends to result in these return discrepancies.

In total, the Fund’s performance was in line with that of the Index and demonstrated lower volatility and beta. Additionally, the Fund’s longer-term performance remains attractive as the strategy has performed well through the equity market cycles.

The sub-advisor continues to focus on uncovering opportunities by investing in companies that are generally less popular with investors but have strong fundamental characteristics. Likewise, the Fund will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style generally results in a portfolio with attractive risk-adjusted returns over market cycles.

Top Ten Holdings (% Net Assets)
Enstar Group Ltd.		2.1
Columbia Sportswear Co.		1.5
Deluxe Corp.		1.3
AVX Corp.		1.2
Entegris, Inc.		1.1
International Bancshares Corp.		1.1
Pegasystems, Inc.		1.1
Syntel, Inc.		1.0
Helen of Troy Ltd.		1.0
Washington Real Estate Investment Trust		0.9

Total Fund Holdings	288

Sector Allocation (% Equities)
Financials		21.2
Industrials		18.0
Information Technology		16.5
Health Care		15.1
Consumer Discretionary		9.7
Real Estate		7.5
Materials		4.1
Utilities		2.9
Consumer Staples		2.9
Energy		1.3
Telecommunication Services		0.8

6

American Beacon FundsSM

Expense Examples

August 31, 2017 (Unaudited)

Fund Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon FundsSM

Expense Examples

August 31, 2017 (Unaudited)

American Beacon The London Company Income Equity Fund
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period 3/1/2017-8/31/2017*
Institutional Class
Actual	$1,000.00	$1,013.40	$3.81
Hypothetical**	$1,000.00	$1,021.40	$3.82
Y Class
Actual	$1,000.00	$1,013.20	$4.16
Hypothetical**	$1,000.00	$1,021.10	$4.18
Investor Class
Actual	$1,000.00	$1,011.30	$5.37
Hypothetical**	$1,000.00	$1,019.90	$5.40
A Class
Actual	$1,000.00	$1,011.70	$5.73
Hypothetical**	$1,000.00	$1,019.50	$5.75
C Class
Actual	$1,000.00	$1,007.40	$9.46
Hypothetical**	$1,000.00	$1,015.80	$9.50

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.75%, 0.82%, 1.06%, 1.13%, and 1.87% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Zebra Small Cap Equity Fund
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period 3/1/2017-8/31/2017*
Institutional Class
Actual	$1,000.00	$1,011.30	$4.51
Hypothetical**	$1,000.00	$1,020.70	$4.53
Y Class
Actual	$1,000.00	$1,011.30	$5.02
Hypothetical**	$1,000.00	$1,020.20	$5.04
Investor Class
Actual	$1,000.00	$1,009.50	$6.43
Hypothetical**	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$1,009.50	$6.53
Hypothetical**	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$1,005.90	$10.31
Hypothetical**	$1,000.00	$1,014.90	$10.36

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.89%, 0.99%, 1.27%, 1.29%, and 2.04% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

8

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (two of the funds constituting the American Beacon Funds) (the Funds), as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund at August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 27, 2017

9

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.70%
Consumer Discretionary - 11.14%
Hotels, Restaurants & Leisure - 5.24%
Carnival Corp.	877,320	$60,956,194

Leisure Products - 0.98%
Hasbro, Inc.	115,377	11,335,790

Multiline Retail - 2.96%
Target Corp.	631,460	34,433,514

Specialty Retail - 1.96%
Lowe’s Cos, Inc.	308,778	22,815,606

Total Consumer Discretionary		129,541,104

Consumer Staples - 16.77%
Beverages - 5.42%
Coca-Cola Co.	495,967	22,591,297
Diageo PLC, Sponsored ADR	300,650	40,410,366

		63,001,663

Food Products - 3.01%
General Mills, Inc.	658,100	35,050,406

Tobacco - 8.34%
Altria Group, Inc.	770,580	48,854,772
Philip Morris International, Inc.	412,060	48,182,176

		97,036,948

Total Consumer Staples		195,089,017

Energy - 4.27%
Oil, Gas & Consumable Fuels - 4.27%
Chevron Corp.	259,414	27,918,135
Kinder Morgan, Inc.	1,126,895	21,782,880

		49,701,015

Total Energy		49,701,015

Financials - 14.38%
Banks - 4.62%
Wells Fargo & Co.	1,053,393	53,796,781

Capital Markets - 3.77%
BlackRock, Inc.	104,692	43,866,995

Diversified Financial Services - 2.37%
Berkshire Hathaway, Inc., Class BA	151,990	27,534,508

Insurance - 3.62%
Cincinnati Financial Corp.	547,591	42,076,892

Total Financials		167,275,176

Health Care - 9.54%
Pharmaceuticals - 9.54%
Eli Lilly & Co.	434,088	35,287,013
Merck & Co., Inc.	646,553	41,288,875

See accompanying notes

10

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)
Health Care - 9.54% (continued)
Pharmaceuticals - 9.54% (continued)
Pfizer, Inc.	1,013,493	$34,377,683

Total Health Care		110,953,571

Industrials - 13.11%
Aerospace & Defense - 5.56%
General Dynamics Corp.	321,005	64,634,356

Industrial Conglomerates - 3.01%
General Electric Co.	1,426,880	35,029,904

Road & Rail - 4.54%
Norfolk Southern Corp.	438,240	52,816,685

Total Industrials		152,480,945

Information Technology - 14.91%
Communications Equipment - 3.03%
Cisco Systems, Inc.	1,095,170	35,275,426

IT Services - 2.37%
Paychex, Inc.	483,101	27,551,250

Semiconductors & Semiconductor Equipment - 2.77%
Intel Corp.	917,521	32,177,461

Software - 6.74%
CA, Inc.	1,091,160	36,204,689
Microsoft Corp.	565,218	42,261,350

		78,466,039

Total Information Technology		173,470,176

Materials - 2.27%
Chemicals - 2.27%
NewMarket Corp.	63,221	26,458,621

Real Estate - 3.15%
Equity Real Estate Investment Trusts (REITs) - 3.15%
Crown Castle International Corp.	338,000	36,652,720

Telecommunication Services - 2.68%
Diversified Telecommunication Services - 2.68%
Verizon Communications, Inc.	649,979	31,179,493

Utilities - 3.48%
Electric Utilities - 2.06%
Duke Energy Corp.	274,411	23,956,080

Multi-Utilities - 1.42%
Dominion Energy, Inc.	209,478	16,500,582

Total Utilities		40,456,662

Total Common Stocks (Cost $946,853,659)		1,113,258,500

See accompanying notes

11

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 3.84% (Cost $44,690,684)
Investment Companies - 3.84%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%B C	44,690,684	$44,690,684

TOTAL INVESTMENTS - 99.54% (Cost $991,544,343)		1,157,949,184
OTHER ASSETS, NET OF LIABILITIES - 0.46%		5,321,265

TOTAL NET ASSETS - 100.00%		$1,163,270,449

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on August 31, 2017:

Long Futures
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	338	September 2017	$41,659,762	$41,744,690	$84,928

			$41,659,762	$41,744,690	$84,928

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2017, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,113,258,500	$-	$-	$1,113,258,500
Short-Term Investments	44,690,684	-	-	44,690,684

Total Investments in Securities - Assets	$1,157,949,184	$-	$-	$1,157,949,184

Financial Derivative Instruments - Assets
Futures Contracts	$84,928	$-	$-	$84,928

Total Financial Derivative Instruments - Assets	$84,928	$-	$-	$84,928

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended August 31, 2017, there were no transfers between levels.

See accompanying notes

12

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21%
Consumer Discretionary - 9.54%
Auto Components - 1.25%
Gentherm, Inc.A	7,226	$225,090
Standard Motor Products, Inc.	4,537	200,082
Stoneridge, Inc.A	6,290	104,162

		529,334

Distributors - 0.14%
Weyco Group, Inc.	2,151	59,260

Diversified Consumer Services - 0.82%
American Public Education, Inc.A	3,495	64,483
Cambium Learning Group, Inc.A	10,012	58,671
Career Education Corp.A	18,638	179,111
Liberty Tax, Inc.	3,405	45,797

		348,062

Hotels, Restaurants & Leisure - 0.67%
Denny’s Corp.A	10,917	130,567
Monarch Casino & Resort, Inc.A	2,934	104,362
RCI Hospitality Holdings, Inc.	2,162	50,375

		285,304

Household Durables - 2.25%
AV Homes, Inc.A	6,444	99,560
Bassett Furniture Industries, Inc.	1,629	58,400
CSS Industries, Inc.	2,035	54,497
Flexsteel Industries, Inc.	1,526	69,433
Helen of Troy Ltd.A	4,519	408,066
Hooker Furniture Corp.	2,199	88,510
NACCO Industries, Inc., Class A	1,589	115,202
New Home Co., Inc.A	6,040	62,333

		956,001

Leisure Products - 0.79%
Escalade, Inc.	3,890	46,874
Johnson Outdoors, Inc., Class A	1,849	117,966
Marine Products Corp.	6,496	101,208
MCBC Holdings, Inc.A	4,190	71,817

		337,865

Media - 0.31%
Beasley Broadcast Group, Inc., Class A	6,645	66,118
Saga Communications, Inc., Class A	1,563	63,848

		129,966

Specialty Retail - 1.30%
Caleres, Inc.	7,518	202,836
Cato Corp., Class A	4,174	54,930
Citi Trends, Inc.	2,463	44,654
Haverty Furniture Companies, Inc.	3,561	83,505
Shoe Carnival, Inc.	3,318	66,692
Winmark Corp.	763	100,601

		553,218

Textiles, Apparel & Luxury Goods - 2.01%
Columbia Sportswear Co.	11,072	634,315
Culp, Inc.	2,253	65,337
Perry Ellis International, Inc.A	4,174	91,118

See accompanying notes

13

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Consumer Discretionary - 9.54% (continued)
Textiles, Apparel & Luxury Goods - 2.01% (continued)
Superior Uniform Group, Inc.	2,986	$65,752

		856,522

Total Consumer Discretionary		4,055,532

Consumer Staples - 2.80%
Food & Staples Retailing - 1.42%
Ingles Markets, Inc., Class A	4,569	100,290
SpartanNash Co.	8,646	213,038
Village Super Market, Inc., Class A	3,039	70,292
Weis Markets, Inc.	4,987	220,475

		604,095

Food Products - 0.69%
Farmer Brothers Co.A	6,058	197,188
Seneca Foods Corp., Class AA	3,314	98,757

		295,945

Household Products - 0.11%
Oil-Dri Corp of America	1,170	47,619

Personal Products - 0.58%
Revlon, Inc., Class AA B	14,509	245,202

Total Consumer Staples		1,192,861

Energy - 1.31%
Energy Equipment & Services - 0.15%
Matrix Service Co.A	5,632	66,739

Oil, Gas & Consumable Fuels - 1.16%
Adams Resources & Energy, Inc.	995	34,497
Evolution Petroleum Corp.	7,903	54,926
Gener8 Maritime, Inc.A B	48,262	217,179
Hallador Energy Co.	8,232	47,745
Renewable Energy Group, Inc.A	11,439	138,412

		492,759

Total Energy		559,498

Financials - 20.90%
Banks - 10.66%
ACNB Corp.	1,395	36,479
Ames National Corp.	1,816	49,214
Arrow Financial Corp.	2,974	96,060
Bank of Marin Bancorp	1,228	80,373
Bar Harbor Bankshares	3,348	87,918
C&F Financial Corp.	869	40,713
Carolina Financial Corp.	2,822	96,033
Central Valley Community Bancorp	2,295	45,143
Century Bancorp, Inc., Class A	1,100	73,480
Citizens & Northern Corp.	2,519	56,526
Civista Bancshares, Inc.B	2,153	43,512
CNB Financial Corp.	3,010	72,722
Codorus Valley Bancorp, Inc.	1,586	39,729
Community Trust Bancorp, Inc.	3,029	128,884
County Bancorp, Inc.	1,737	52,075

See accompanying notes

14

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Financials - 20.90% (continued)
Banks - 10.66% (continued)
Enterprise Bancorp, Inc.	2,206	$70,570
Farmers National Banc Corp.	5,729	78,487
Fidelity Southern Corp.	5,180	113,235
Financial Institutions, Inc.	3,013	81,954
First Bancorp, Inc.	2,233	58,125
First Busey Corp.	7,985	230,367
First Business Financial Services, Inc.	2,008	42,790
First Community Bancshares, Inc.	3,021	77,761
First Financial Corp.	2,336	101,382
First Mid-Illinois Bancshares, Inc.	2,723	94,434
Great Southern Bancorp, Inc.	3,009	149,848
Heartland Financial USA, Inc.	5,376	244,608
Horizon Bancorp	4,405	115,279
International Bancshares Corp.	13,112	471,376
LCNB Corp.	2,084	38,450
MBT Financial Corp.	4,722	47,928
Mercantile Bank Corp.	3,337	101,411
MidWestOne Financial Group, Inc.	2,472	81,279
Nicolet Bankshares, Inc.A	1,666	91,047
Northrim BanCorp, Inc.	1,509	45,044
Penns Woods Bancorp, Inc.	1,007	43,210
Premier Financial Bancorp, Inc.	2,115	39,974
Republic Bancorp, Inc., Class A	4,125	146,768
Sierra Bancorp	2,588	65,502
Simmons First National Corp., Class A	5,770	301,194
Southern First Bancshares, Inc.A	1,237	43,728
TriCo Bancshares	4,266	151,784
WesBanco, Inc.	8,660	328,907
West Bancorporation, Inc.	3,464	76,035

		4,531,338

Capital Markets - 1.91%
B. Riley Financial, Inc.	4,065	66,666
Cohen & Steers, Inc.	6,901	261,134
Diamond Hill Investment Group, Inc.	736	144,499
GAMCO Investors, Inc., Class A	8,568	252,499
Westwood Holdings Group, Inc.	1,435	87,721

		812,519

Consumer Finance - 0.17%
Enova International, Inc.A	6,214	73,947

Diversified Financial Services - 0.27%
Marlin Business Services Corp.	2,428	63,371
Tiptree, Inc.	8,167	52,269

		115,640

Insurance - 5.06%
Baldwin & Lyons, Inc., Class B	3,537	77,460
Blue Capital Reinsurance Holdings Ltd.	2,278	42,826
Crawford & Co., Class B	10,573	104,884
Donegal Group, Inc., Class A	5,580	85,542
Enstar Group Ltd.A	4,309	894,333
FBL Financial Group, Inc., Class A	5,322	361,896
Investors Title Co.	374	65,775
National Western Life Group, Inc., Class A	946	316,352
Safety Insurance Group, Inc.	2,864	204,490

		2,153,558

See accompanying notes

15

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Financials - 20.90% (continued)
Mortgage Real Estate Investment Trusts (REITs) - 0.22%
Great Ajax Corp.	6,531	$92,609

Thrifts & Mortgage Finance - 2.61%
Bear State Financial, Inc.	7,556	77,676
First Defiance Financial Corp.	1,922	94,101
Flagstar Bancorp, Inc.A	11,839	388,556
Hingham Institution for Savings	476	87,589
Home Bancorp, Inc.	1,331	53,746
PennyMac Financial Services, Inc., Class AA	8,294	140,998
Southern Missouri Bancorp, Inc.	1,628	52,845
Timberland Bancorp, Inc.	1,615	44,751
United Community Financial Corp.	8,664	78,756
Waterstone Financial, Inc.	5,010	88,426

		1,107,444

Total Financials		8,887,055

Health Care - 14.79%
Biotechnology - 4.66%
Acorda Therapeutics, Inc.A	6,124	127,379
Aimmune Therapeutics, Inc.A	1,945	41,818
AMAG Pharmaceuticals, Inc.A	13,332	222,644
BioSpecifics Technologies Corp.A	824	38,852
Emergent BioSolutions, Inc.A	6,741	251,642
Enanta Pharmaceuticals, Inc.A	1,283	54,989
FibroGen, Inc.A	1,225	59,045
Genomic Health, Inc.A	1,981	62,798
Ironwood Pharmaceuticals, Inc.A	2,808	44,788
Ligand Pharmaceuticals, Inc.A	1,027	132,349
Loxo Oncology, Inc.A	625	52,125
Myriad Genetics, Inc.A	10,035	305,967
Natera, Inc.A	4,541	56,081
PDL BioPharma, Inc.A	109,818	342,632
Repligen Corp.A	1,452	63,409
Spectrum Pharmaceuticals, Inc.A	7,198	70,252
Xencor, Inc.A	2,529	54,677

		1,981,447

Health Care Equipment & Supplies - 3.86%
Analogic Corp.	1,384	99,025
Atrion Corp.	248	154,293
Cantel Medical Corp.	4,244	344,825
CONMED Corp.	3,433	170,277
Exactech, Inc.A	2,315	70,723
Lantheus Holdings, Inc.A	5,765	100,887
LeMaitre Vascular, Inc.	1,895	68,978
Meridian Bioscience, Inc.	6,543	90,948
Neogen Corp.A	4,072	280,561
Orthofix International N.V.A	1,734	85,330
RTI Surgical, Inc.A	7,231	32,540
STAAR Surgical Co.A	4,097	48,959
Surmodics, Inc.A	1,763	45,838
Utah Medical Products, Inc.	665	47,980

		1,641,164

Health Care Providers & Services - 4.40%
Aceto Corp.	6,662	70,684
Addus HomeCare Corp.A	1,762	59,996

See accompanying notes

16

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Health Care - 14.79% (continued)
Health Care Providers & Services - 4.40% (continued)
Almost Family, Inc.A	2,118	$103,147
Amedisys, Inc.A	4,226	220,766
AMN Healthcare Services, Inc.A	2,374	88,669
Civitas Solutions, Inc.A	5,445	104,000
CorVel Corp.A	2,946	152,897
Cross Country Healthcare, Inc.A	5,248	64,970
Ensign Group, Inc.	8,777	180,280
Landauer, Inc.	1,051	65,215
LHC Group, Inc.A	2,456	160,254
National HealthCare Corp.	2,973	185,337
National Research Corp., Class A	3,721	120,188
Owens & Minor, Inc.	5,135	143,472
R1 RCM, Inc.A	23,294	76,870
RadNet, Inc.A	7,445	76,311

		1,873,056

Health Care Technology - 0.28%
Quality Systems, Inc.A	7,563	119,117

Life Sciences Tools & Services - 0.27%
Luminex Corp.	6,000	115,980

Pharmaceuticals - 1.32%
Corcept Therapeutics, Inc.A	8,953	149,246
Innoviva, Inc.A	17,842	250,502
Phibro Animal Health Corp., Class A	4,488	159,324

		559,072

Total Health Care		6,289,836

Industrials - 17.70%
Aerospace & Defense - 0.39%
Wesco Aircraft Holdings, Inc.A	19,806	166,371

Airlines - 0.80%
Allegiant Travel Co.	2,889	340,902

Building Products - 2.69%
AAON, Inc.	7,181	234,100
Apogee Enterprises, Inc.	4,490	196,213
Caesarstone Ltd.A	4,510	130,677
Insteel Industries, Inc.	3,524	88,347
Ply Gem Holdings, Inc.A	12,603	195,977
Universal Forest Products, Inc.	3,408	297,212

		1,142,526

Commercial Services & Supplies - 6.57%
Brady Corp., Class A	7,454	248,591
Deluxe Corp.	7,769	538,780
Ennis, Inc.	4,573	87,344
Essendant, Inc.	8,223	97,525
Herman Miller, Inc.	10,081	339,226
HNI Corp.	8,114	297,378
Interface, Inc.	9,542	181,298
Kimball International, Inc., Class B	6,629	112,428
Knoll, Inc.	8,168	147,432

See accompanying notes

17

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Industrials - 17.70% (continued)
Commercial Services & Supplies - 6.57% (continued)
Matthews International Corp., Class A	5,192	$312,818
NL Industries, Inc.A	9,569	72,246
Steelcase, Inc., Class A	18,768	247,738
VSE Corp.	2,110	110,036

		2,792,840

Construction & Engineering - 0.53%
IES Holdings, Inc.A	13,768	227,172

Electrical Equipment - 0.14%
Preformed Line Products Co.	1,168	61,028

Machinery - 4.26%
Columbus McKinnon Corp.	4,196	138,594
Global Brass & Copper Holdings, Inc.	4,080	121,788
Hillenbrand, Inc.	10,539	376,769
Hurco Companies, Inc.	1,584	55,678
Milacron Holdings Corp.A	12,979	207,015
Miller Industries, Inc.	2,401	60,265
Mueller Industries, Inc.	9,784	291,857
Omega Flex, Inc.	1,500	86,985
Park-Ohio Holdings Corp.	3,087	123,017
Standex International Corp.	1,829	174,578
TriMas Corp.A	7,243	175,280

		1,811,826

Professional Services - 1.62%
ICF International, Inc.A	3,292	158,181
Kelly Services, Inc., Class A	8,342	180,437
Kforce, Inc.	5,236	94,248
Mistras Group, Inc.A	3,838	72,577
Resources Connection, Inc.	4,435	56,546
TrueBlue, Inc.A	6,253	127,874

		689,863

Road & Rail - 0.26%
Universal Logistics Holdings, Inc.	6,522	108,265

Trading Companies & Distributors - 0.44%
Huttig Building Products, Inc.A B	7,831	44,637
Veritiv Corp.A	3,764	105,392
Willis Lease Finance Corp.A	1,553	36,961

		186,990

Total Industrials		7,527,783

Information Technology - 16.20%
Communications Equipment - 0.47%
Plantronics, Inc.	4,718	201,128

Electronic Equipment, Instruments & Components - 5.14%
Anixter International, Inc.A	5,279	389,590
AVX Corp.	29,697	518,213
Bel Fuse, Inc., Class B	2,096	53,448
CTS Corp.	5,383	121,118
Insight Enterprises, Inc.A	7,516	301,241
Kimball Electronics, Inc.A	5,385	102,584

See accompanying notes

18

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Information Technology - 16.20% (continued)
Electronic Equipment, Instruments & Components - 5.14% (continued)
Novanta, Inc.A	4,822	$188,540
PC Connection, Inc.	6,266	159,846
PCM, Inc.A	3,063	40,278
ScanSource, Inc.A	4,806	188,636
Systemax, Inc.	5,007	122,371

		2,185,865

Internet Software & Services - 1.23%
NIC, Inc.	11,486	187,796
TechTarget, Inc.A	4,713	46,847
Web.com Group, Inc.A	11,332	286,700

		521,343

IT Services - 5.31%
Cardtronics PLC, Class AA	8,263	214,673
Convergys Corp.	15,997	375,929
CSG Systems International, Inc.	5,545	214,647
EVERTEC, Inc.	15,320	281,888
Forrester Research, Inc.	2,330	94,948
Hackett Group, Inc.	4,711	64,352
Perficient, Inc.A	5,865	107,329
Sykes Enterprises, Inc.A	7,492	199,737
Syntel, Inc.B	22,880	413,213
TeleTech Holdings, Inc.	7,354	291,954

		2,258,670

Semiconductors & Semiconductor Equipment - 2.48%
Amkor Technology, Inc.A	40,213	353,070
Cohu, Inc.	4,653	87,290
Entegris, Inc.A	19,105	486,222
IXYS Corp.A	5,610	129,030

		1,055,612

Software - 1.16%
Pegasystems, Inc.	7,895	454,357
Zix Corp.A	7,099	37,696

		492,053

Technology Hardware, Storage & Peripherals - 0.41%
Avid Technology, Inc.A	13,086	57,709
Eastman Kodak Co.A	15,046	116,607

		174,316

Total Information Technology		6,888,987

Materials - 4.02%
Chemicals - 3.41%
A Schulman, Inc.	6,467	196,597
Chase Corp.	1,466	137,071
FutureFuel Corp.	12,514	168,689
Hawkins, Inc.	1,964	70,017
Innospec, Inc.	4,510	250,305
KMG Chemicals, Inc.	1,835	88,117
Stepan Co.	3,785	292,807
Tredegar Corp.	5,875	95,762
Valhi, Inc.	69,457	151,416

		1,450,781

See accompanying notes

19

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Materials - 4.02% (continued)
Construction Materials - 0.18%
United States Lime & Minerals, Inc.	931	$74,433

Containers & Packaging - 0.09%
UFP Technologies, Inc.A	1,490	39,634

Paper & Forest Products - 0.34%
PH Glatfelter Co.	8,311	143,947

Total Materials		1,708,795

Real Estate - 7.39%
Equity Real Estate Investment Trusts (REITs) - 5.49%
Alexander’s, Inc.	861	360,492
Getty Realty Corp.	6,016	165,801
One Liberty Properties, Inc.	3,895	93,519
Potlatch Corp.	5,141	245,740
Sabra Health Care REIT, Inc.	8,895	194,355
Saul Centers, Inc.	2,838	171,983
Select Income REIT	16,015	371,708
Summit Hotel Properties, Inc.	16,713	248,021
Urstadt Biddle Properties, Inc., Class A	4,100	84,788
Washington Real Estate Investment Trust	12,166	399,775

		2,336,182

Real Estate Management & Development - 1.90%
Consolidated-Tomoka Land Co.	1,168	64,707
FRP Holdings, Inc.A	1,370	60,143
HFF, Inc., Class A	6,298	240,143
Kennedy-Wilson Holdings, Inc.	10,016	193,309
Marcus & Millichap, Inc.A	6,833	179,913
Maui Land & Pineapple Co., Inc.A	5,279	68,099

		806,314

Total Real Estate		3,142,496

Telecommunication Services - 0.75%
Diversified Telecommunication Services - 0.14%
IDT Corp., Class B	4,011	59,002

Wireless Telecommunication Services - 0.61%
Shenandoah Telecommunications Co.	5,666	204,259
Spok Holdings, Inc.	3,370	56,448

		260,707

Total Telecommunication Services		319,709

Utilities - 2.81%
Electric Utilities - 1.54%
MGE Energy, Inc.	5,552	353,107
Otter Tail Corp.	7,167	299,581

		652,688

Multi-Utilities - 0.27%
Unitil Corp.	2,300	114,678

Water Utilities - 1.00%
Artesian Resources Corp., Class A	1,582	58,676
Middlesex Water Co.	2,895	109,952

See accompanying notes

20

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)
Utilities - 2.81% (continued)
Water Utilities - 1.00% (continued)
SJW Group	3,498	$194,139
York Water Co.	1,954	64,287

		427,054

Total Utilities		1,194,420

Total Common Stocks (Cost $39,639,005)		41,766,972

SHORT-TERM INVESTMENTS - 1.58% (Cost $672,167)
Investment Companies - 1.58%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%C D	672,167	672,167

SECURITIES LENDING COLLATERAL - 1.01% (Cost $428,665)
Investment Companies - 1.01%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%C D	428,665	428,665

TOTAL INVESTMENTS - 100.80% (Cost $40,739,837)		42,867,804
OTHER LIABILITIES, NET OF ASSETS - (0.80%)		(338,195)

TOTAL NET ASSETS - 100.00%		$42,529,609

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at August 31, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Futures Contracts Open on August 31, 2017:

Long Futures
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	9	September 2017	$628,543	$631,980	$3,437

			$628,543	$631,980	$3,437

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2017, the investments were classified as described below:

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$41,766,972	$-	$-	$41,766,972
Short-Term Investments	672,167	-	-	672,167
Securities Lending Collateral	428,665	-	-	428,665

Total Investments in Securities - Assets	$42,867,804	$-	$-	$42,867,804

Financial Derivative Instruments - Assets
Futures Contracts	$3,437	$-	$-	$3,437

Total Financial Derivative Instruments - Assets	$3,437	$-	$-	$3,437

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended August 31, 2017, there were no transfers between levels.

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2017

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,113,258,500	$41,766,972
Investments in affiliated securities, at fair value‡	44,690,684	1,100,832
Cash	-	2,669
Deposit with brokers for futures contracts	1,419,600	30,150
Dividends and interest receivable	4,274,740	40,650
Receivable for fund shares sold	1,559,849	88,729
Receivable for expense reimbursement (Note 2)	-	16,763
Receivable for variation margin on open futures contracts (Note 5)	277,337	6,105
Prepaid expenses	43,563	40,507

Total assets	1,165,524,273	43,093,377

Liabilities:
Payable for fund shares redeemed	1,166,616	41,126
Payable upon return of securities loaned§	-	428,665
Management and sub-advisory fees payable (Note 2)	722,808	36,692
Service fees payable	182,785	6,531
Transfer agent fees payable (Note 2)	67,041	2,580
Custody and fund accounting fees payable	32,196	4,917
Professional fees payable	42,100	39,663
Trustee fees payable	138	53
Payable for prospectus and shareholder reports	30,535	1,967
Other liabilities	9,605	1,574

Total liabilities	2,253,824	563,768

Net assets	$1,163,270,449	$42,529,609

Analysis of net assets:
Paid-in-capital	$1,005,267,274	$37,064,122
Undistributed net investment income	2,512,600	-
Accumulated net realized gain (loss)	(10,999,194)	3,334,083
Unrealized appreciation of investments in unaffiliated securitiesA	166,404,841	2,127,967
Unrealized appreciation of futures contracts	84,928	3,437

Net assets	$1,163,270,449	$42,529,609

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	13,809,940	257,041

Y Class	41,352,972	1,152,579

Investor Class	1,984,955	675,083

A Class	5,959,253	426,223

C Class	9,443,397	144,099

Net assets:
Institutional Class	$222,730,033	$4,122,461

Y Class	$663,588,078	$18,631,514

Investor Class	$31,897,528	$10,766,976

A Class	$95,206,378	$6,801,568

C Class	$149,848,432	$2,207,090

Net asset value, offering and redemption price per share:
Institutional Class	$16.13	$16.04

Y Class	$16.05	$16.17

Investor Class	$16.07	$15.95

A Class	$15.98	$15.96

A Class (offering price)	$16.95	$16.93

C Class	$15.87	$15.32

† Cost of investments in unaffiliated securities	$946,853,659	$39,639,005
‡ Cost of investments in affiliated securities	$44,690,684	$1,100,832
§ Fair value of securities on loan	$-	$422,196
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

22

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2017

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities†	$32,505,790	$712,360
Dividend income from affiliated securities	205,036	6,054
Interest income	668	-
Income derived from securities lending (Note 9)	428	9,896

Total investment income	32,711,922	728,310

Expenses:
Management and sub-advisory fees (Note 2)	7,596,816	330,192
Transfer agent fees:
Institutional Class (Note 2)	54,457	1,025
Y Class (Note 2)	307,970	8,404
Investor Class	3,388	2,091
A Class	9,627	1,255
C Class	9,440	318
Custody and fund accounting fees	91,736	14,107
Professional fees	95,977	42,841
Registration fees and expenses	100,273	70,742
Service fees (Note 2):
Y Class	359,090	8,364
Investor Class	110,154	24,428
A Class	144,103	9,614
C Class	259,304	3,182
Distribution fees (Note 2):
A Class	240,172	16,023
C Class	1,728,697	21,216
Prospectus and shareholder report expenses	96,284	12,748
Trustee fees	85,061	2,491
Other expenses	70,941	4,791

Total expenses	11,363,490	573,832

Net fees waived and expenses (reimbursed) / recouped (Note 2)	-	(144,028)

Net expenses	11,363,490	429,804

Net investment income	21,348,432	298,506

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(15,856,097)	3,523,403
Commission recapture (Note 1)	23,740	-
Futures contracts	4,494,252	47,702
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	83,258,168	419,562
Futures contracts	(17,431)	(3,691)

Net gain from investments	71,902,632	3,986,976

Net increase in net assets resulting from operations	$93,251,064	$4,285,482

† Foreign taxes	$-	$110
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

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American Beacon FundsSM

Statements of Changes in Net Assets

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$21,348,432	$18,248,062	$298,506	$153,893
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, and futures contracts	(11,338,105)	8,459,871	3,571,105	(254,586)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and futures contracts	83,240,737	80,948,359	415,871	2,570,834

Net increase in net assets resulting from operations	93,251,064	107,656,292	4,285,482	2,470,141

Distributions to shareholders:
Net investment income:
Institutional Class	(4,173,571)	(3,544,997)	(19,221)	(8,763)
Y Class	(12,650,308)	(9,926,813)	(167,869)	(38,839)
Investor Class	(568,820)	(452,631)	(101,264)	(13,402)
A Class	(1,620,074)	(1,491,174)	(61,098)	(10,123)
C Class	(1,671,479)	(1,766,190)	(13,853)	-
Net realized gain from investments:
Institutional Class	(1,273,581)	-	-	(201,256)
Y Class	(3,962,754)	-	-	(891,959)
Investor Class	(214,901)	-	-	(447,110)
A Class	(591,876)	-	-	(468,807)
C Class	(1,169,919)	-	-	(161,536)

Net distributions to shareholders	(27,897,283)	(17,181,805)	(363,305)	(2,241,795)

Capital share transactions:
Proceeds from sales of shares	399,841,050	548,570,693	22,550,139	13,574,650
Reinvestment of dividends and distributions	13,775,750	7,818,081	359,354	2,212,923
Cost of shares redeemed	(402,583,096)	(277,196,132)	(12,266,887)	(8,379,853)

Net increase in net assets from capital share transactions	11,033,704	279,192,642	10,642,606	7,407,720

Net increase in net assets	76,387,485	369,667,129	14,564,783	7,636,066

Net assets:
Beginning of period	1,086,882,964	717,215,835	27,964,826	20,328,760

End of period *	$1,163,270,449	$1,086,882,964	$42,529,609	$27,964,826

*Includes undistributed net investment income	$2,512,600	$2,328,414	$-	$51,103

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of August 31, 2017, the Trust consists of thirty-two active series, two of which are presented in this filing: the American Beacon The London Company Income Equity Fund and the American Beacon Zebra Small Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Recently Adopted Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board

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Notes to Financial Statements

August 31, 2017

Accounting Standard Codification Topic 946, Financial Services – Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

The London Company of Virginia, LLC

First $25 million	0.40%
Next $225 million	0.35%
Over $250 million	0.30%

Zebra Capital Management, LLC

First $350 million	0.55%
Next $400 million	0.50%
Over $750 million	0.45%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2017 were as follows:

The London Company Income Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,016,577
Sub-Advisor Fees	0.31%	3,580,239

Total	0.66%	$7,596,816

Zebra Small Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$129,080
Sub-Advisor Fees	0.55%	201,112

Total	0.90%	$330,192

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pay to the Manager, with respect to cash collateral posted by

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended August 31, 2017, the Manager received securities lending fees of $63 and $910 for the securities lending activities of The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended August 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
The London Company Income Equity	$328,132
Zebra Small Cap Equity	8,443

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

As of August 31, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
The London Company Income Equity	$60,400
Zebra Small Cap Equity	2,003

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2017, the Manager earned fees on the Funds’ direct and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
The London Company Income Equity	$39,013	$274	$39,287
Zebra Small Cap Equity	1,031	481	1,512

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2017, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. During the year ended August 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2016 - 8/31/2017	Reimbursed Expenses	(Recouped) Expenses
Zebra Small Cap Equity	Institutional	0.89%	$9,994	$-	2020
Zebra Small Cap Equity	Y	0.99%	67,326	-	2020
Zebra Small Cap Equity	Investor	1.27%	29,831	-	2020
Zebra Small Cap Equity	A	1.29%	27,779	-	2020
Zebra Small Cap Equity	C	2.04%	9,098	-	2020

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Of these amounts, $16,763 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at August 31, 2017 for the Zebra Small Cap Equity Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
The London Company Income Equity	$-	$13,005	$-	2017
Zebra Small Cap Equity	-	94,922	-	2017
Zebra Small Cap Equity	-	105,676	-	2018
Zebra Small Cap Equity	-	130,345	-	2019

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended August 31, 2017, Foreside collected $73,974 and $2,546 for The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2017, fees of $299 were collected for the Class A Shares of The London Company Income Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2017, CDSC fees of $65,365 and $499 were collected for Class C Shares of The London Company Income Equity Fund and Zebra Small Cap Equity Funds, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds Trust and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustees meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-

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Notes to Financial Statements

August 31, 2017

traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less

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Notes to Financial Statements

August 31, 2017

governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

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Notes to Financial Statements

August 31, 2017

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2017, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended August 31, 2017
The London Company Income Equity	297
Zebra Small Cap Equity	11

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

The London Company Income Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2017:
Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$84,928	$84,928

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2017:
Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from futures contracts	$-	$-	$-	$-	$4,494,252	$4,494,252

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from futures contracts	$-	$-	$-	$-	$(17,431)	$(17,431)

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Notes to Financial Statements

August 31, 2017

Zebra Small Cap Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2017:
Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$3,437	$3,437

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2017:
Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from futures contracts	$-	$-	$-	$-	$47,702	$47,702

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from futures contracts	$-	$-	$-	$-	$(3,691)	$(3,691)
(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Funds’ Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Dividend Risk

An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

34

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Liquidity Risk

The Funds are susceptible to the risk that certain investments held by the Funds may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

35

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2017.

The London Company Income Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2017:
	Assets	Liabilities
Futures Contracts	$84,928	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$84,928	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(84,928)	$-

Zebra Small Cap Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2017:
	Assets	Liabilities
Futures Contracts	$3,437	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,437	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,437)	$-

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

36

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

The tax character of distributions paid were as follows:

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$4,174,535	$3,544,997	$19,221	$71,514
Y Class	12,653,305	9,926,813	167,869	316,947
Investors Class	568,983	452,631	101,264	152,808
A Class	1,620,522	1,491,174	61,098	156,294
C Class	1,672,364	1,766,190	13,853	50,367
Long-term capital gains
Institutional Class	1,272,617	-	-	138,505
Y Class	3,959,757	-	-	613,851
Investors Class	214,738	-	-	307,704
A Class	591,428	-	-	322,636
C Class	1,169,034	-	-	111,169

Total distributions paid	$27,897,283	$17,181,805	$363,305	$2,241,795

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$991,577,551	$192,871,965	$(26,500,332)	$166,371,633
Zebra Small Cap Equity	41,074,756	3,977,969	(2,184,921)	1,793,048

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
The London Company Income Equity	$166,371,633	$2,512,600	$-	$(10,881,058)	$-	$158,003,175
Zebra Small Cap Equity	1,793,048	1,926,196	1,746,243	–	-	5,465,487

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and the reclassifications of income from real estate investment securities.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassification of income from real estate investment securities and dividend reclassifications as of August 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$-	$(479,994)	$479,994	$-
Zebra Small Cap Equity	-	13,696	(13,696)	-

37

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2017, The London Company Income Equity Fund has $1,879,996 short-term and $9,001,062 long-term post RIC MOD capital loss carryforwards. The Zebra Small Cap Equity Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended August 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
The London Company Income Equity	$172,020,382	$–	$149,719,599	$–
Zebra Small Cap Equity	38,208,005	–	27,370,490	–

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2017 were as follows:

Fund	Type of Transaction	August 31, 2016 Shares/Fair Value	Purchases	Sales	August 31, 2017 Shares/Fair Value	Dividend Income
The London Company Income Equity	Direct	$45,223,294	$285,371,373	$285,903,983	$44,690,684	$205,036
The London Company Income Equity	Securities Lending	-	39,393,102	39,393,102	-	N/A
Zebra Small Cap Equity	Direct	830,296	23,794,351	23,952,480	672,167	6,054
Zebra Small Cap Equity	Securities Lending	356,775	6,928,427	6,856,537	428,665	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

38

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of August 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
The London Company Income Equity	$-	$-	$-	$-
Zebra Small Cap Equity	422,196	428,665	-	428,665

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended August 31,
	2017		2016
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	4,274,282	$66,864,871	4,317,062	$61,703,562
Reinvestment of dividends	294,910	4,594,135	209,460	2,997,506
Shares redeemed	(3,528,768)	(54,999,838)	(1,646,575)	(23,431,242)

Net increase in shares outstanding	1,040,424	$16,459,168	2,879,947	$41,269,826

	Y Class
	Year Ended August 31,
	2017		2016
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	16,994,776	$263,758,741	24,943,586	$354,214,007
Reinvestment of dividends	403,309	6,261,848	216,302	3,091,654
Shares redeemed	(14,464,943)	(226,114,832)	(13,173,464)	(187,434,356)

Net increase in shares outstanding	2,933,142	$43,905,757	11,986,424	$169,871,305

39

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

	Investor Class
	Year Ended August 31,
	2017		2016
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,088,611	$16,697,410	1,081,723	$15,497,749
Reinvestment of dividends	48,652	755,491	30,330	432,609
Shares redeemed	(1,074,630)	(16,707,261)	(679,241)	(9,525,154)

Net increase in shares outstanding	62,633	$745,640	432,812	$6,405,204

	A Class
	Year Ended August 31,
	2017		2016
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,642,756	$25,547,130	2,777,336	$39,632,748
Reinvestment of dividends	88,521	1,367,347	61,866	877,243
Shares redeemed	(2,040,648)	(31,612,110)	(1,841,117)	(26,253,994)

Net increase (decrease) in shares outstanding	(309,371)	$(4,697,633)	998,085	$14,255,997

	C Class
	Year Ended August 31,
	2017		2016
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,771,458	$26,972,898	5,471,163	$77,522,627
Reinvestment of dividends	51,940	796,929	29,724	419,069
Shares redeemed	(4,727,915)	(73,149,055)	(2,151,617)	(30,551,386)

Net increase (decrease) in shares outstanding	(2,904,517)	$(45,379,228)	3,349,270	$47,390,310

	Institutional Class
	Year Ended August 31,
	2017		2016
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	165,603	$2,691,437	54,556	$748,177
Reinvestment of dividends	1,201	19,221	16,524	210,019
Shares redeemed	(73,580)	(1,063,732)	(31,439)	(414,137)

Net increase in shares outstanding	93,224	$1,646,926	39,641	$544,059

	Y Class
	Year Ended August 31,
	2017		2016
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	658,050	$10,271,125	309,719	$4,112,092
Reinvestment of dividends	10,383	167,686	72,550	930,798
Shares redeemed	(289,896)	(4,614,186)	(291,579)	(3,867,819)

Net increase in shares outstanding	378,537	$5,824,625	90,690	$1,175,071

	Investor Class
	Year Ended August 31,
	2017		2016
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	308,451	$4,853,543	468,594	$6,246,532
Reinvestment of dividends	6,322	100,896	36,142	459,726
Shares redeemed	(182,190)	(2,832,374)	(143,215)	(1,898,357)

Net increase in shares outstanding	132,583	$2,122,065	361,521	$4,807,901

	A Class
	Year Ended August 31,
	2017		2016
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	247,176	$3,889,818	128,084	$1,705,574
Reinvestment of dividends	3,631	57,984	35,611	453,323
Shares redeemed	(195,350)	(3,035,436)	(130,342)	(1,726,256)

Net increase in shares outstanding	55,457	$912,366	33,353	$432,641

40

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

	C Class
	Year Ended August 31,
	2017		2016
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	55,416	$844,216	59,351	$762,275
Reinvestment of dividends	880	13,567	12,910	159,057
Shares redeemed	(48,027)	(721,159)	(37,688)	(473,284)

Net increase in shares outstanding	8,269	$136,624	34,573	$448,048

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

41

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.25	$13.85	$14.12	$11.80	$10.49

Income from investment operations:
Net investment income	0.33	0.32	0.31	0.30	0.31
Net gains (losses) on investments (both realized and unrealized)	0.97	1.40	(0.14)	2.39	1.30

Total income (loss) from investment operations	1.30	1.72	0.17	2.69	1.61

Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.32)	(0.28)	(0.29)
Distributions from net realized gains	(0.10)	-	(0.12)	(0.09)	(0.01)

Total distributions	(0.42)	(0.32)	(0.44)	(0.37)	(0.30)

Net asset value, end of period	$16.13	$15.25	$13.85	$14.12	$11.80

Total returnA	8.64%	12.57%	1.08%	23.13%	15.55%

Ratios and supplemental data:
Net assets, end of period	$222,730,033	$194,708,612	$137,006,660	$58,277,396	$44,731,302
Ratios to average net assets:
Expenses, before reimbursements or recoupements	0.74%	0.75%	0.75%	0.82%	1.13%
Expenses, net of reimbursements or recoupements	0.74%	0.77%	0.79%	0.79%	0.79%
Net investment income, before expense reimbursements or recoupements	2.12%	2.32%	2.35%	2.31%	2.32%
Net investment income, net of reimbursements or recoupements	2.12%	2.30%	2.30%	2.33%	2.66%
Portfolio turnover rate	14%	20%	15%	10%	15%

	Y Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.17	$13.79	$14.06	$11.75	$10.49

Income from investment operations:
Net investment income	0.32	0.32	0.31	0.28	0.33
Net gains (losses) on investments (both realized and unrealized)	0.97	1.37	(0.15)	2.39	1.26

Total income (loss) from investment operations	1.29	1.69	0.16	2.67	1.59

Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.27)	(0.32)
Distributions from net realized gains	(0.10)	-	(0.12)	(0.09)	(0.01)

Total distributions	(0.41)	(0.31)	(0.43)	(0.36)	(0.33)

Net asset value, end of period	$16.05	$15.17	$13.79	$14.06	$11.75

Total returnA	8.60%	12.42%	1.03%	23.05%	15.45%

Ratios and supplemental data:
Net assets, end of period	$663,588,078	$582,952,334	$364,477,089	$122,714,756	$28,814,001
Ratios to average net assets:
Expenses, before reimbursements or recoupements	0.81%	0.82%	0.83%	0.89%	1.09%
Expenses, net of reimbursements or recoupements	0.81%	0.82%	0.84%	0.89%	0.89%
Net investment income, before expense reimbursements or recoupements	2.04%	2.24%	2.27%	2.24%	2.22%
Net investment income, net of reimbursements or recoupements	2.04%	2.24%	2.26%	2.25%	2.42%
Portfolio turnover rate	14%	20%	15%	10%	15%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

42

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.19	$13.81	$14.08	$11.76	$10.48

Income from investment operations:
Net investment income	0.28	0.28	0.28	0.26	0.27
Net gains (losses) on investments (both realized and unrealized)	0.97	1.37	(0.17)	2.39	1.29

Total income (loss) from investment operations	1.25	1.65	0.11	2.65	1.56

Less distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.26)	(0.24)	(0.27)
Distributions from net realized gains	(0.10)	-	(0.12)	(0.09)	(0.01)

Total distributions	(0.37)	(0.27)	(0.38)	(0.33)	(0.28)

Net asset value, end of period	$16.07	$15.19	$13.81	$14.08	$11.76

Total returnA	8.33%	12.13%	0.71%	22.83%	15.14%

Ratios and supplemental data:
Net assets, end of period	$31,897,528	$29,208,149	$20,564,814	$16,549,654	$8,839,661
Ratios to average net assets:
Expenses, before reimbursements or recoupements	1.05%	1.06%	1.04%	1.06%	1.54%
Expenses, net of reimbursements or recoupements	1.05%	1.06%	1.16%	1.10%	1.17%
Net investment income, before expense reimbursements or recoupements	1.79%	2.01%	2.04%	2.06%	1.86%
Net investment income, net of reimbursements or recoupements	1.79%	2.01%	1.93%	2.02%	2.23%
Portfolio turnover rate	14%	20%	15%	10%	15%

	A Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.11	$13.73	$14.00	$11.70	$10.47

Income from investment operations:
Net investment income	0.27	0.27	0.27	0.24	0.31
Net gains (losses) on investments (both realized and unrealized)	0.96	1.38	(0.16)	2.37	1.23

Total income (loss) from investment operations	1.23	1.65	0.11	2.61	1.54

Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.22)	(0.30)
Distributions from net realized gains	(0.10)	-	(0.12)	(0.09)	(0.01)

Total distributions	(0.36)	(0.27)	(0.38)	(0.31)	(0.31)

Net asset value, end of period	$15.98	$15.11	$13.73	$14.00	$11.70

Total returnA	8.24%	12.14%	0.71%	22.58%	14.99%

Ratios and supplemental data:
Net assets, end of period	$95,206,378	$94,705,221	$72,363,106	$31,579,315	$12,108,558
Ratios to average net assets:
Expenses, before reimbursements or recoupements	1.12%	1.13%	1.13%	1.28%	1.59%
Expenses, net of reimbursements or recoupements	1.12%	1.13%	1.17%	1.27%	1.29%
Net investment income, before expense reimbursements or recoupements	1.73%	1.94%	1.96%	1.85%	1.93%
Net investment income, net of reimbursements or recoupements	1.73%	1.94%	1.92%	1.86%	2.23%
Portfolio turnover rate	14%	20%	15%	10%	15%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

43

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.01	$13.65	$13.93	$11.66	$10.46

Income from investment operations:
Net investment income	0.15	0.17	0.18	0.15	0.24
Net gains (losses) on investments (both realized and unrealized)	0.96	1.36	(0.17)	2.35	1.21

Total income (loss) from investment operations	1.11	1.53	0.01	2.50	1.45

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.17)	(0.14)	(0.24)
Distributions from net realized gains	(0.10)	-	(0.12)	(0.09)	(0.01)

Total distributions	(0.25)	(0.17)	(0.29)	(0.23)	(0.25)

Net asset value, end of period	$15.87	$15.01	$13.65	$13.93	$11.66

Total returnA	7.42%	11.28%	(0.04)%	21.69%	14.05%

Ratios and supplemental data:
Net assets, end of period	$149,848,432	$185,308,648	$122,804,166	$46,638,516	$8,015,463
Ratios to average net assets:
Expenses, before reimbursements or recoupements	1.86%	1.87%	1.88%	2.02%	2.26%
Expenses, net of reimbursements or recoupements	1.86%	1.87%	1.89%	2.01%	2.04%
Net investment income, before expense reimbursements or recoupements	0.97%	1.20%	1.22%	1.11%	1.09%
Net investment income, net of reimbursements or recoupements	0.97%	1.20%	1.21%	1.12%	1.31%
Portfolio turnover rate	14%	20%	15%	10%	15%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Annualized.

See accompanying notes

44

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.07	$14.21	$14.36	$13.66	$12.40

Income from investment operations:
Net investment income	0.24	0.18	0.13	0.14	0.46
Net gains (losses) on investments (both realized and unrealized)	1.90	1.15	(0.03)	2.12	2.79

Total income (loss) from investment operations	2.14	1.33	0.10	2.26	3.25

Less distributions:
Dividends from net investment income	(0.17)	(0.06)	(0.04)	-	(1.17)
Distributions from net realized gains	-	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(0.17)	(1.47)	(0.25)	(1.56)	(1.99)

Net asset value, end of period	$16.04	$14.07	$14.21	$14.36	$13.66

Total returnA	15.25%	10.46%	0.68%	16.67%	29.81%

Ratios and supplemental data:
Net assets, end of period	$4,122,461	$2,305,284	$1,764,526	$1,606,024	$1,522,235
Ratios to average net assets:
Expenses, before reimbursements	1.36%	1.53%	1.56%	1.64%	2.77%
Expenses, net of reimbursements	0.89%	0.89%	1.00%	0.99%	0.99%
Net investment income (loss), before expense reimbursements	0.80%	0.34%	0.17%	0.33%	(0.28)%
Net investment income, net of reimbursements	1.26%	0.97%	0.73%	0.99%	1.50%
Portfolio turnover rate	77%	50%	97%	76%	89%

	Y Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.20	$14.33	$14.50	$13.79	$12.46

Income from investment operations:
Net investment income	0.15	0.12	0.10	0.56	0.37
Net gains (losses) on investments (both realized and unrealized)	1.99	1.22	(0.02)	1.71	2.89

Total income (loss) from investment operations	2.14	1.34	0.08	2.27	3.26

Less distributions:
Dividends from net investment income	(0.17)	(0.06)	(0.04)	-	(1.11)
Distributions from net realized gains	-	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(0.17)	(1.47)	(0.25)	(1.56)	(1.93)

Net asset value, end of period	$16.17	$14.20	$14.33	$14.50	$13.79

Total returnA	15.11%	10.44%	0.54%	16.59%	29.65%

Ratios and supplemental data:
Net assets, end of period	$18,631,514	$10,988,456	$9,795,860	$8,168,361	$1,693,046
Ratios to average net assets:
Expenses, before reimbursements	1.41%	1.58%	1.61%	1.65%	2.79%
Expenses, net of reimbursements	0.99%	0.99%	1.10%	1.09%	1.09%
Net investment income (loss), before expense reimbursements	0.54%	0.28%	0.12%	0.19%	(0.23)%
Net investment income, net of reimbursements	0.96%	0.87%	0.64%	0.75%	1.47%
Portfolio turnover rate	77%	50%	97%	76%	89%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

45

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.05	$14.22	$14.39	$13.73	$12.44

Income from investment operations:
Net investment income	0.14	0.28	0.01	0.10	0.53
Net gains on investments (both realized and unrealized)	1.93	1.00	0.04	2.12	2.68

Total income (loss) from investment operations	2.07	1.28	0.05	2.26	3.21

Less distributions:
Dividends from net investment income	(0.17)	(0.04)	(0.01)	-	(1.10)
Distributions from net realized gains	-	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(0.17)	(1.45)	(0.22)	(1.56)	(1.92)

Net asset value, end of period	$15.95	$14.05	$14.22	$14.39	$13.73

Total returnA	14.77%	10.07%	0.29%	16.27%	29.30%

Ratios and supplemental data:
Net assets, end of period	$10,766,976	$7,620,538	$2,573,002	$3,003,670	$3,301,901
Ratios to average net assets:
Expenses, before reimbursements	1.58%	1.74%	1.82%	1.86%	3.07%
Expenses, net of reimbursements	1.27%	1.27%	1.37%	1.37%	1.37%
Net investment income (loss), before expense reimbursements	0.41%	0.09%	(0.12)%	0.15%	(0.60)%
Net investment income, net of reimbursements	0.72%	0.56%	0.33%	0.64%	1.11%
Portfolio turnover rate	77%	50%	97%	76%	89%

	A Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.06	$14.22	$14.40	$13.75	$12.46

Income from investment operations:
Net investment income	0.16	0.10	0.05	0.48	0.18
Net gains on investments (both realized and unrealized)	1.91	1.18	0.00	1.73	3.02

Total income (loss) from investment operations	2.07	1.28	0.05	2.21	3.20

Less distributions:
Dividends from net investment income	(0.17)	(0.03)	(0.02)	-	(1.09)
Distributions from net realized gains	-	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(0.17)	(1.44)	(0.23)	(1.56)	(1.91)

Net asset value, end of period	$15.96	$14.06	$14.22	$14.40	$13.75

Total returnA	14.76%	10.04%	0.29%	16.17%	29.07%

Ratios and supplemental data:
Net assets, end of period	$6,801,568	$5,212,114	$4,797,155	$4,894,024	$2,080,892
Ratios to average net assets:
Expenses, before reimbursements	1.73%	1.90%	1.94%	2.05%	3.22%
Expenses, net of reimbursements	1.29%	1.29%	1.40%	1.47%	1.49%
Net investment income (loss), before expense reimbursements	0.28%	(0.04)%	(0.21)%	(0.14)%	(0.62)%
Net investment income, net of reimbursements	0.71%	0.57%	0.33%	0.45%	1.11%
Portfolio turnover rate	77%	50%	97%	76%	89%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$13.53	$13.81	$14.08	$13.57	$12.28

Income from investment operations:
Net investment income (loss)	0.03	0.10	(0.07)	0.33	0.24
Net gains on investments (both realized and unrealized)	1.86	1.03	0.01	1.74	2.84

Total income (loss) from investment operations	1.89	1.13	(0.06)	2.07	3.08

Less distributions:
Dividends from net investment income	(0.10)	-	-	-	(0.97)
Distributions from net realized gains	-	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(0.10)	(1.41)	(0.21)	(1.56)	(1.79)

Net asset value, end of period	$15.32	$13.53	$13.81	$14.08	$13.57

Total returnA	13.97%	9.17%	(0.48)%	15.29%	28.20%

Ratios and supplemental data:
Net assets, end of period	$2,207,090	$1,838,434	$1,398,217	$1,468,876	$695,075
Ratios to average net assets:
Expenses, before reimbursements	2.47%	2.65%	2.69%	2.81%	3.95%
Expenses, net of reimbursements	2.04%	2.04%	2.15%	2.22%	2.24%
Net investment (loss), before expense reimbursements	(0.42)%	(0.78)%	(0.96)%	(0.89)%	(1.38)%
Net investment income (loss), net of reimbursements	0.01%	(0.18)%	(0.41)%	(0.30)%	0.33%
Portfolio turnover rate	77%	50%	97%	76%	89%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

47

American Beacon FundsSM

Federal Tax Information

August 31, 2017 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:
The London Company Income Equity	93.87%
Zebra Small Cap Equity	80.23%
Qualified Dividend Income:
The London Company Income Equity	100.00%
Zebra Small Cap Equity	100.00%
Long-Term Capital Gain Distributions:
The London Company Income Equity	$7,207,574
Zebra Small Cap Equity	-
Short-Term Capital Gain Distributions:
The London Company Income Equity	$-
Zebra Small Cap Equity	$45,597

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

48

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Renewal and Approval of Management Agreements and Investment Advisory Agreements

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon The London Company Income Equity Fund (“TLC Fund”) and the American Beacon Zebra Small Cap Equity Fund (“Zebra Fund”) (collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the TLC Fund, and The London Company of Virginia, LLC (“TLC”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Zebra Fund, and Zebra Capital Management, LLC (“Zebra”).

Each of the Investment Advisory Agreements is referred to herein as the “Investment Advisory Agreement,” and TLC and Zebra are hereinafter each referred to as a “subadvisor.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts, if applicable, managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to those arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

49

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

•	an evaluation of other benefits to a firm or Funds as a result of their relationship, if any;

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for both of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund.

50

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Zebra Fund’s long-term performance and the TLC Fund’s performance for various periods since its inception in 2012; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of each Fund relative to the Fund’s benchmark index and, with respect to the TLC Fund, the performance of other comparable investment accounts managed by TLC. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the TLC Fund being profitable for the Manager before and after the payment of distribution-related expenses and the Manager sustaining losses with respect to the Zebra Fund before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the fee waivers and expense reimbursements for the Zebra Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

51

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered each subadvisor’s representation that, for fee comparison purposes, the subadvisor does not manage any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee schedule for each Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance of the Zebra Fund, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events.

The expense comparisons below were made versus each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For each Fund, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

52

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with TLC for the TLC Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) information provided by The London Company that, for fee rate comparison purposes, it does not manage other accounts in the same strategy as the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon The London Company Income Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Zebra for the Zebra Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) Zebra’s representation that it does not manage other accounts in the same strategy as the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Zebra Small Cap Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (74)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).
OFFICERS	Term

One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

One Year

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

58

American Beacon FundsSM

Privacy Policy

August 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

59

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60

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately 60 days after the end of each quarter for the Zebra Small Cap Equity Fund and 20 days after the end of each month for The London Company Income Equity Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 8/17

American Beacon®
FUNDS

2017 ANNUAL REPORT

August 31, 2017

SIM HIGH YIELD OPPORTUNITIES FUND

SOUND POINT FLOATING RATE INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SiM HIGH YIELD OPPORTUNITIES FUND

Investments in high-yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks.

SOUND POINT FLOATING RATE INCOME FUND

Investments in high-yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market, and liquidity risks than investment-grade securities. In addition, loans are subject to the risk that the Fund may not be able to obtain the collateral securing the loan in a timely manner and the value of the collateral may not cover the amount owed on the loan.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

High-Yield Bond Market Overview

August 31, 2017 (Unaudited)

High-Yield Bond Market

The high-yield market, as measured by the Bank of America Merrill Lynch U.S. High Yield Master II Index (the “Index”), returned 8.79% for the 12-month period ended August 31, 2017.

All sectors produced positive returns despite considerable dispersion across the Index. Among the larger sectors, the best performers were Financial Services, at 11.90% and Basic Industries (including Metals and Mining), at 11.30%, reflecting rising interest rates and stabilizing commodity prices. The best-performing sector overall was Transportation, at 16.79%; however, with an Index weight less than 1.00%, its significance was relatively minor. Retail was the worst-performing sector, at 1.48%, as retailers struggled with overcapacity, poor demographics and online competition. The next-lowest performer was Consumer Goods, at 6.00%.

From a credit-quality perspective, lower-rated bonds outperformed during the period as the economy improved and investors sought yield. CCC-credit-rated issues returned 15.03%, followed by B-credit-rated issues at 8.49% and BB-credit-rated issues (the highest quality within high-yield) at 7.03%.

The default rate for high-yield issuers ended the period at 1.10%, as compared to 3.57% in early 2017, reflecting a significant decline in defaults within the Energy and Metals and Mining sectors. As commodity prices stabilized during the period, issuers were finally able to recover.

Also during the period, the Federal Reserve (the “Fed”) raised interest rates three times (in December, March and June) in response to the improving economy. Fortunately, credit spreads in the high-yield market narrowed sufficiently to offset the rise in rates and allowed for positive total returns. High-yield spreads narrowed by approximately 130 basis points (or 1.30%) and ended at 390 basis points (or 3.90%) over U.S. Treasuries.

Bank Loan Market

The Bank Loan segment of the high-yield bond market returned 5.85% during the period, according to the Credit Suisse Leveraged Loan Index.

Returns among Bank Loan sectors were generally consistent with those of traditional high-yield with the exception that Energy was the best performer, at 17.83%. The higher-quality, senior-secured, bank-loan structures allowed Energy to recover rapidly, and the floating-rate coupons attracted investors in the rising-rate environment. Basic Industries (including Metals and Mining) was the next best performer, at 16.58%, and Retail ended with a loss of 3.72%.

The lower duration of Bank Loan securities resulted in less spread contraction as compared to traditional high-yield, and their par-call features limited price appreciation. However, with a yield-to-maturity of approximately 6.19% at period end, they continued to offer compelling risk-adjusted value. Given the strong credit markets and expectation for Fed rate hikes, the Bank Loan segment was an appealing asset class during the period.

2

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2017 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned 7.31% for the year ended August 31, 2017. The Fund underperformed the Bank of America (“BofA”) Merrill Lynch U.S. High Yield Master II Index (the “Index”) which gained 8.79% during the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 2/14/2011 through 8/31/2017

Total Returns for the Period ended August 31, 2017
	Ticker	1 Year	3 Years	5 Years	Since Inception 2/14/2011	Value of $10,000 2/14/2011- 8/31/2017
Institutional Class (1,2,4)	SHOIX	7.51%	4.60%	7.04%	7.13%	$15,688
Y Class (1,2,4)	SHOYX	7.46%	4.53%	6.96%	7.01%	$15,579
Investor Class (1,2,4)	SHYPX	7.31%	4.26%	6.70%	6.72%	$15,302
A Class with sales Charge (1,2,4)	SHOAX	2.07%	2.48%	5.56%	5.84%	$14,496
A Class without sales charge (1,2,4)	SHOAX	7.12%	4.17%	6.58%	6.63%	$15,215
C Class with sales charge (1,2,4)	SHOCX	5.33%	3.41%	5.79%	5.87%	$14,526
C Class without sales charge (1,2,4)	SHOCX	6.33%	3.41%	5.79%	5.87%	$14,526

BofA Merrill Lynch U.S. High Yield Master II Index (3)		8.79%	4.81%	6.49%	6.74%	$15,334

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of fees charged to the Institutional Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than actual returns shown. A portion of fees charged to the Investor Class of the Fund was waived in 2011 and 2012 and partially recovered in 2013 and 2016. Performance prior to waiving fees was lower than actual returns shown in 2011 and 2012. A portion of fees charged to the Y Class of the Fund was waived

3

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2017 (Unaudited)

from 2011 through 2013, partially recovered in 2015, and waived in 2016. Performance prior to waiving fees was lower than actual returns shown from 2011 through 2013 and in 2016. A portion of fees charged to the A and C Classes of the Fund was waived from 2011 through 2014 and partially recovered in 2015 and 2016. Performance prior to waiving fees was lower than actual returns shown from 2011 through 2014.

3.	The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated, below-investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below-investment-grade rating and an investment-grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.

4.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.92%, 0.92%, 1.18%, 1.24%, and 1.98%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a sector allocation perspective, the Fund’s overweight to the Consumer sector and underweight to the Finance sector detracted from Fund performance. On the other hand, the Fund’s overweight to the Foreign Sovereign sector was additive to the Fund’s relative returns.

Issue selection within the Fund’s Energy, Service, and Manufacturing sector holdings was detrimental to Fund performance as they lagged the Index returns. Conversely, holdings within the Fund’s Consumer and Finance sectors contributed positively to overall Fund performance.

From a credit quality standpoint, issue selection within the CCC and Below-C-rated credit categories hurt relative performance. Security selection within the B-rated credit category added to the Fund’s relative performance as holdings outperformed the Index.

From a credit quality allocation perspective, the Fund’s underweight to the BB-credit rating category and overweight to the CCC-credit rating category contributed positively to the Fund’s performance. This was offset slightly by an underweight to the CC-credit rating category which was detrimental to the Fund’s returns.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out-of-favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings (% Net Assets)
MEG Energy Corp. 7.000%, Due 3/31/2024		2.5
Simmons Foods, Inc. 7.875%, Due 10/1/2021		2.0
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, Due 12/1/2022		1.9
Qorvo, Inc. 7.000%, Due 12/1/2025		1.8
DaVita, Inc. 5.000%, Due 5/1/2025		1.8
Southern Graphics, Inc. 8.375%, Due 10/15/2020		1.7
Gartner, Inc. 5.125%, Due 4/1/2025		1.7
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, Due 5/15/2023		1.7
Hellenic Republic Government Bond 3.000%, Due 2/24/2023, Series PSI		1.6
JBS USA LUX S.A. / JBS USA Finance, Inc. 5.875%, Due 7/15/2024		1.6

Total Fund Holdings	93

Sector Allocation (% Investments)
Consumer, Non-Cyclical		36.1
Industrials		15.2
Consumer, Cyclical		13.4
Energy		13.2
Technology		7.6
Communications		5.3
Basic Materials		3.5
Foreign Sovereign Obligations		2.4
Utilities		1.4
Bank Loan Obligations		1.0
Financials		0.7
Materials		0.1
Foreign Convertible Obligations		0.1

4

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2017 (Unaudited)

Country Allocation (% Fixed Income)
United States	72.3
Canada	12.8
Brazil	4.9
United Kingdom	2.6
Luxembourg	2.5
Greece	1.7
Mexico	1.4
Monaco	1.1
Supranational	0.6
Spain	0.1

S&P credit ratings for long-term obligations (or issuers thereof) are AAA, AA, A, BBB, BB, B, CCC, CC, C, and D in decreasing order. For example, obligations rated AAA are judged to be of the highest quality, BBB to be of medium grade, CCC are judged to be speculative and obligations rated D are in default. Obligations rated in one of the four highest categories are considered to be investment grade while all other ratings are considered non-investment grade.

5

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2017 (Unaudited)

The Investor Class of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”) returned 6.12% for the twelve months ended August 31, 2017. The Fund outperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 5.85%.

Comparison of Change in Value of a $10,000 Investment For the Period from 12/3/2012 through 8/31/2017

Total Returns for the Period ended August 31, 2017
	Ticker	1 Year	3 Years	Since Inception (12/3/2012)	Value of $10,000 12/3/2012- 8/31/2017
Institutional Class (1,2,6)	SPFLX	6.37%	5.41%	6.25%	$13,329
Y Class (1,2,3,6)	SPFYX	6.27%	5.29%	6.17%	$13,284
Investor Class (1,2,3,6)	SPFPX	6.12%	5.17%	6.10%	$13,239
A Class with sales Charge (1,2,3,6)	SOUAX	3.29%	4.21%	5.47%	$12,555
A Class without sales charge (1,2,3,6)	SOUAX	5.92%	5.09%	6.05%	$13,210
C Class with sales charge (1,2,3,6)	SOUCX	4.23%	4.68%	5.78%	$13,053
C Class without sales charge (1,2,3,6)	SOUCX	5.23%	4.68%	5.78%	$13,053
SP Class (1,2,4,6)	SPFRX	6.14%	5.12%	6.06%	$13,216

Credit Suisse Leveraged Loan Index (5)		5.85%	3.64%	4.37%	$12,251

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

6

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2017 (Unaudited)

3.	Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 12/11/15, the inception date of the Y, Investor, A, and C Classes, and the returns of each Class since its inception. Expenses of the Institutional Class are lower than the other Classes. Therefore, total returns shown may be higher than they would have been had the Y, Investor, A, and C Classes been in existence since 12/3/12.

4.	Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 5/30/14, the inception date of the SP Class, and the returns of the SP Class since its inception. Expenses of the Institutional Class are lower than the SP Class. Therefore, total returns shown may be higher than they would have been had the SP Class been in existence since 12/3/12.

5.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

6.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and SP Class shares was 1.28%, 1.44%, 1.33%, 1.69%, 2.57% and 1.51%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund performed well during the period despite having underweight positions in the best-performing sectors of the Index – Energy and Mining. These sectors performed well as commodity prices stabilized, world economic growth improved and investors sought yield. The Fund, however, generally seeks to avoid highly-leveraged, cyclical sectors as they can increase return volatility and raise the potential for defaults. The Fund did, however, benefit from its underweight position in Retail, another volatile and levered sector, as it was the worst-performing sector in the Index. Retailers suffered under the pressure of online competition, overcapacity and moderate consumer spending which made for difficulty during the period. The Fund also seeks to avoid crowded or over-invested sectors where valuations can become stretched.

Within credit quality, the Fund benefitted from its overweight position in single-B rated issuers as they outperformed double-B rated issuers. Bottom-up security selection is a primary element in the portfolio construction process as the Fund seeks to invest in stable issuers with consistent cash flows, strong asset coverage and steady loan-to-value profiles. In addition, active involvement in the new-issue market adds value as does a keen awareness of the Collateralized Loan Obligation (“CLO”) market, which represents a significant source of bank loan demand.

During the period, the Fund’s assets increased from $110 million to over $930 million as investors responded to the strong credit markets and rising interest rates (the Fed Funds rate ended the period in a target range of 1.00% to 1.25%). The Fed also began to discuss plans to reduce its balance sheet, which could lead to further upward pressure on rates. With three-month LIBOR over 1.30% at period end, the coupons on most bank loans will continue to adjust upwards as interest rates increase.

The Fund was well positioned for the market environment. At period end, the weighted-average price of its bank loan holdings was $99.6, to mitigate call risk, and its weighted-average yield-to-maturity was 6.47%, as compared to 6.19% for the Index. Approximately 90% of the Fund’s assets were invested in bank loan securities, and the remainder was in short-term investments for liquidity.

Top Ten Holdings (% Net Assets)
Staples, Inc. Due 8/6/2024, 2017 Term Loan B (unfunded)		1.5
Confie Seguros Holding II Co. 6.739%, Due 4/19/2022, 2016 Term Loan B		1.1
Bright Bidco B.V. 5.796%, Due 6/30/2024, Term Loan B		1.0
Heartland Dental, LLC 6.060%, Due 7/13/2023, 2017 1st Lien Term Loan		0.9
PAE Holding Corporation 6.739%, Due 10/20/2022, 1st Lien Term Loan		0.9
Greenway Health, LLC 6.050%, Due 2/14/2024, 2017 1st Lien Term Loan		0.9
Interior Logic Group, Inc. 7.210%, Due 3/1/2024, 2017 Term Loan B		0.8
American Bath Group, LLC 6.546%, Due 9/30/2023, 2017 Term Loan B		0.8
TKC Holdings, Inc. 5.489%, Due 2/1/2023, 2017 1st Lien Term Loan		0.8
Brand Energy & Infrastructure Services, Inc. 5.564%, Due 6/21/2024, 2017 Term Loan		0.8

Total Fund Holdings	308

7

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2017 (Unaudited)

Sector Weightings (% Investments)
Manufacturing	29.2
Service	22.5
Consumer	17.2
Financials	8.5
Telecommunications	5.5
Basic Materials	4.0
Technology	3.4
Utilities	2.6
Energy	1.7
Transportation	1.5
Healthcare	1.2
Defense	1.0
Media	1.0
Consumer, Cyclical	0.6
Consumer, Non-Cyclical	0.1

8

American Beacon FundsSM

Expense Examples

August 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

August 31, 2017 (Unaudited)

American Beacon SiM High Yield Opportunities Fund
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period 3/1/2017-8/31/2017*
Institutional Class
Actual	$1,000.00	$1,018.30	$4.32
Hypothetical**	$1,000.00	$1,020.90	$4.33
Y Class
Actual	$1,000.00	$1,017.00	$4.58
Hypothetical**	$1,000.00	$1,020.70	$4.58
Investor Class
Actual	$1,000.00	$1,016.70	$5.85
Hypothetical**	$1,000.00	$1,019.40	$5.85
A Class
Actual	$1,000.00	$1,015.40	$6.20
Hypothetical**	$1,000.00	$1,019.10	$6.21
C Class
Actual	$1,000.00	$1,011.70	$9.89
Hypothetical**	$1,000.00	$1,015.40	$9.91

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.84%, 0.90%, 1.15%, 1.22%, and 1.95% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Sound Point Floating Rate Income Fund
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period 3/1/2017-8/31/2017*
Institutional Class
Actual	$1,000.00	$1,023.10	$4.28
Hypothetical**	$1,000.00	$1,021.00	$4.28
Y Class
Actual	$1,000.00	$1,022.60	$4.74
Hypothetical**	$1,000.00	$1,020.50	$4.74
Investor Class
Actual	$1,000.00	$1,021.80	$5.61
Hypothetical**	$1,000.00	$1,019.70	$5.60
A Class
Actual	$1,000.00	$1,021.00	$6.37
Hypothetical**	$1,000.00	$1,018.90	$6.36
C Class
Actual	$1,000.00	$1,016.20	$10.16
Hypothetical**	$1,000.00	$1,015.10	$10.16
SP Class
Actual	$1,000.00	$1,021.00	$6.01
Hypothetical**	$1,000.00	$1,019.30	$6.01

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.84%, 0.93%, 1.10%, 1.25%, 2.00% and 1.18% for the Institutional, Y, Investor, A, C, and SP Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon SiM High Yield Opportunities Fund (one of the funds constituting the American Beacon Funds) (a Fund), as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Sound Point Floating Rate Income Fund (one of the funds constituting the American Beacon Funds) (a Fund), as of August 31, 2017, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended August 31, 2015, 2014 and 2013 of American Beacon Sound Point Floating Rate Income Fund were audited by other auditors whose report dated October 30, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon SiM High Yield Opportunities Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Sound Point Floating Rate Income Fund at August 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 27, 2017

11

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 1.86%
Consumer Staples - 0.01%
Food & Staples Retailing - 0.01%
Nueva Pescanova, S.L.A	301,134	$179,243

Energy - 1.04%
Oil, Gas & Consumable Fuels - 1.04%
Cona Resources Ltd.	2,389,894	3,846,796
Granite Oil Corp.	1,222,532	3,661,477
KNOT Offshore Partners LPB	207,261	4,880,997
Sanchez Energy Corp.	14,137	61,920

		12,451,190

Total Energy		12,451,190

Financials - 0.70%
Capital Markets - 0.33%
Oslo Bors VPS Holding ASA	269,988	3,897,764

Mortgage Real Estate Investment Trusts (REITs) - 0.37%
Annaly Capital Management, Inc.	359,000	4,487,500

Total Financials		8,385,264

Materials - 0.11%
Chemicals - 0.11%
CVR Partners LP	511,274	1,334,425

Total Common Stocks (Cost $27,402,696)		22,350,122

CONVERTIBLE PREFERRED STOCKS - 0.15% (Cost $3,758,766)
Energy - 0.15%
Oil, Gas & Consumable Fuels - 0.15%
Sanchez Energy Corp., Series B	108,200	1,851,951

PREFERRED STOCKS - 0.26% (Cost $3,117,500)
Energy - 0.26%
Oil, Gas & Consumable Fuels - 0.26%
Scorpio Tankers, Inc.	124,700	3,156,157

	Principal Amount*

BANK LOAN OBLIGATIONSC - 0.98% (Cost $11,380,731)
Consumer Discretionary - 0.98%
Gol LuxCo S.A., 6.500%, Due 8/31/2020, 1st Lien Term Loan, (Fixed + 6.500%)	$11,450,000	11,721,937

CORPORATE OBLIGATIONS - 65.61%
Basic Materials - 1.53%
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023D	17,915,000	18,385,269

Communications - 2.89%
Salem Media Group, Inc., 6.750%, Due 6/1/2024D	15,185,000	15,716,475
Univision Communications, Inc., 5.125%, Due 2/15/2025D	18,950,000	19,044,750

		34,761,225

Consumer, Cyclical - 6.98%
Carlson Travel, Inc., 9.500%, Due 12/15/2024D	11,095,000	10,845,362
Golden Nugget, Inc., 8.500%, Due 12/1/2021D	16,980,000	17,744,100
Men’s Wearhouse, Inc., 7.000%, Due 7/1/2022	17,255,000	15,313,812

See accompanying notes

12

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 65.61% (continued)
Consumer, Cyclical - 6.98% (continued)
MGM Resorts International, 7.750%, Due 3/15/2022	$14,355,000	$16,795,350
Station Casinos LLC, 7.500%, Due 3/1/2021	7,319,000	7,593,463
Titan International, Inc., 6.875%, Due 10/1/2020	15,195,000	15,690,053

		83,982,140

Consumer, Non-Cyclical - 28.70%
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	17,155,000	17,755,425
B&G Foods, Inc., 5.250%, Due 4/1/2025	12,290,000	12,627,975
DaVita, Inc., 5.000%, Due 5/1/2025	21,085,000	21,375,973
Envision Healthcare Corp., 5.125%, Due 7/1/2022D	12,750,000	13,244,063
Gartner, Inc., 5.125%, Due 4/1/2025D	19,210,000	20,242,537
Halyard Health, Inc., 6.250%, Due 10/15/2022	17,710,000	18,440,537
HCA, Inc.,
4.750%, Due 5/1/2023	8,394,000	8,853,991
4.500%, Due 2/15/2027	10,441,000	10,584,564
Hearthside Group Holdings LLC/Hearthside Finance Co., 6.500%, Due 5/1/2022D	15,547,000	15,819,072
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	19,659,000	17,889,690
Kronos Acquisition Holdings, Inc., 9.000%, Due 8/15/2023D	13,570,000	13,437,693
LifePoint Health, Inc., 5.375%, Due 5/1/2024	17,000,000	17,595,000
Live Nation Entertainment, Inc., 4.875%, Due 11/1/2024D	6,765,000	6,900,300
MEDNAX, Inc., 5.250%, Due 12/1/2023D	17,465,000	18,076,275
Post Holdings, Inc., 5.000%, Due 8/15/2026D	17,221,000	17,221,000
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023D	18,120,000	20,022,600
Select Medical Corp., 6.375%, Due 6/1/2021	18,135,000	18,696,460
Simmons Foods, Inc., 7.875%, Due 10/1/2021D	23,220,000	24,642,225
Southern Graphics, Inc., 8.375%, Due 10/15/2020D	20,190,000	20,543,325
Tenet Healthcare Corp., 4.500%, Due 4/1/2021	17,892,000	18,249,840
TreeHouse Foods, Inc., 6.000%, Due 2/15/2024D	12,444,000	13,159,530

		345,378,075

Energy - 9.02%
California Resources Corp.,
5.500%, Due 9/15/2021	12,968,000	5,770,760
8.000%, Due 12/15/2022D	12,345,000	6,805,181
CVR Refining LLC / Coffeyville Finance, Inc., 6.500%, Due 11/1/2022	17,075,000	17,288,437
Denbury Resources, Inc., 5.500%, Due 5/1/2022	12,426,000	5,684,895
Energen Corp.,
4.625%, Due 9/1/2021	18,210,000	18,301,050
7.125%, Due 2/15/2028	5,450,000	5,668,000
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,900,194
7.050%, Due 5/1/2029	6,150,000	6,512,850
6.125%, Due 12/1/2042	11,166,000	10,496,040
Sanchez Energy Corp., 6.125%, Due 1/15/2023	14,935,000	11,387,938
Whiting Petroleum Corp., 5.750%, Due 3/15/2021	19,865,000	18,673,100

		108,488,445

Industrial - 10.53%
AECOM, 5.875%, Due 10/15/2024	9,309,000	10,181,719
Airxcel, Inc., 8.500%, Due 2/15/2022D	9,280,000	9,813,600
CBC Ammo LLC / CBC FinCo, Inc., 7.250%, Due 11/15/2021D	18,518,000	18,703,180
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, Due 1/15/2023	15,925,000	16,681,438
Engility Corp., 8.875%, Due 9/1/2024	16,705,000	18,229,331
Kratos Defense & Security Solutions, Inc., 7.000%, Due 5/15/2019	9,800,000	9,947,000
LSB Industries, Inc., 8.500%, Due 8/1/2019E F	18,027,000	17,621,392
MasTec, Inc., 4.875%, Due 3/15/2023	17,090,000	17,389,075
Sealed Air Corp., 5.125%, Due 12/1/2024D	7,612,000	8,087,750

		126,654,485

See accompanying notes

13

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 65.61% (continued)
Technology - 5.96%
DynCorp International, Inc., 11.875%, Due 11/30/2020, PIK (1.50%)		$15,560,178	$16,415,988
Leidos, Inc.,
7.125%, Due 7/1/2032		10,336,000	11,472,960
5.500%, Due 7/1/2033		6,996,000	6,830,889
Microsemi Corp., 9.125%, Due 4/15/2023D		13,401,000	15,346,959
Qorvo, Inc., 7.000%, Due 12/1/2025		19,136,000	21,671,520

			71,738,316

Total Corporate Obligations (Cost $784,171,412)			789,387,955

CONVERTIBLE OBLIGATIONS - 2.95%
Communications - 0.87%
Gogo, Inc., 3.750%, Due 3/1/2020		11,035,000	10,517,734

Consumer, Cyclical - 1.03%
Titan Machinery, Inc., 3.750%, Due 5/1/2019		12,755,000	12,372,350

Industrial - 1.05%
Scorpio Tankers, Inc., 2.375%, Due 7/1/2019D		14,006,000	12,640,415

Total Convertible Obligations (Cost $35,113,168)			35,530,499

FOREIGN CORPORATE OBLIGATIONS - 23.93%
Basic Materials - 1.91%
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022D		22,605,000	23,000,587

Communications - 1.48%
Virgin Media Finance PLC, 6.000%, Due 10/15/2024D		17,100,000	17,869,500

Consumer, Cyclical - 5.13%
Codere Finance 2 Luxembourg S.A., 7.625%, Due 11/1/2021D		15,750,000	15,659,438
Gol Linhas Aereas S.A., 10.750%, Due 2/12/2023A D		5,000,000	4,750,000
Gol LuxCo S.A., 9.500%, Due 7/20/2021, PIK (1.000%)D		2,089,171	2,026,496
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023G	GBP	9,700,000	12,856,653
Servicios Corporativos Javer S.A.B. de C.V., 9.875%, Due 4/6/2021D		7,673,000	7,887,844
Viking Cruises Ltd., 8.500%, Due 10/15/2022D		17,680,000	18,497,700

			61,678,131

Consumer, Non-Cyclical - 6.68%
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025D		17,920,000	19,040,000
IHS Markit Ltd., 5.000%, Due 11/1/2022D		15,819,000	17,250,620
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024D		18,875,000	19,110,937
Minerva Luxembourg S.A., 6.500%, Due 9/20/2026D		13,525,000	13,566,251
Ritchie Bros Auctioneers, Inc., 5.375%, Due 1/15/2025D		10,972,000	11,410,880

			80,378,688

Energy - 2.50%
MEG Energy Corp., 7.000%, Due 3/31/2024D		37,803,000	30,053,385

Industrial - 3.36%
ATS Automation Tooling Systems, Inc., 6.500%, Due 6/15/2023D		17,494,000	18,324,965
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc., 8.125%, Due 11/15/2021D		8,595,000	7,112,363
Tervita Escrow Corp., 7.625%, Due 12/1/2021D		14,930,000	15,004,650

			40,441,978

See accompanying notes

14

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2017

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 23.93% (continued)
Technology - 1.45%
Sensata Technologies B.V., 4.875%, Due 10/15/2023D		$16,705,000	$17,414,963

Utilities - 1.42%
Stoneway Capital Corp., 10.000%, Due 3/1/2027D		16,225,000	17,056,531

Total Foreign Corporate Obligations (Cost $285,163,572)			287,893,763

FOREIGN CONVERTIBLE OBLIGATIONS - 0.06%
Consumer, Non-Cyclical - 0.06%
Nueva Pescanova, S.L.,
3.000%, Due 5/23/2024, Tranche AA H	EUR	430,439	362,186
1.000%, Due 5/23/2029, PIK 1.000% Tranche BA F H	EUR	617,926	278,294
1.000%, Due 5/23/2034, PIK 1.000% Tranche CA F H	EUR	296,704	26,605

Total Foreign Convertible Obligations (Cost $600,446)			667,085

FOREIGN SOVEREIGN OBLIGATIONS - 2.32%
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSIE F G	EUR	17,685,000	19,763,491
Mexican Bonos, 6.500%, Due 6/10/2021, Series M	MXN	147,500,000	8,190,883

Total Foreign Sovereign Obligations (Cost $25,145,611)			27,954,374

TOTAL INVESTMENTS - 98.12% (Cost $1,175,853,902)			1,180,513,843
OTHER ASSETS, NET OF LIABILITIES - 1.88%			22,662,021

TOTAL NET ASSETS - 100.00%			$1,203,175,864

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $5,596,328 or 0.47% of net assets. Value was determined using significant unobservable inputs.

B MLP - Master Limited Partnership.

C Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $611,478,771 or 50.82% of net assets. The Fund has no right to demand registration of these securities.

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at August 31, 2017. The maturity date disclosed represents the final maturity date.

F Variable rate.

G Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

H Default Security. At period end, the amount of securities in default was $667,085 or 0.06% of net assets.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

Futures Contracts Open on August 31, 2017:

Short Futures
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	163	September 2017	$(13,042,941)	$(13,182,625)	$(139,684)
Euro Currency Futures	140	September 2017	(19,921,006)	(20,846,000)	(924,994)

			$(32,963,947)	$(34,028,625)	$(1,064,678)

See accompanying notes

15

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2017

Glossary:

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2017, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$22,170,879	$-	$179,243	$22,350,122
Convertible Preferred Stocks	-	1,851,951	-	1,851,951
Preferred Stocks	3,156,157	-	-	3,156,157
Bank Loan Obligations	-	11,721,937	-	11,721,937
Corporate Obligations	-	789,387,955	-	789,387,955
Convertible Obligations	-	35,530,499	-	35,530,499
Foreign Corporate Obligations	-	283,143,763	4,750,000	287,893,763
Foreign Convertible Obligations	-	-	667,085	667,085
Foreign Sovereign Obligations	-	27,954,374	-	27,954,374

Total Investments in Securities - Assets	$25,327,036	$1,149,590,479	$5,596,328	$1,180,513,843

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,064,678)	$-	$-	$(1,064,678)

Total Financial Derivative Instruments - Liabilities	$(1,064,678)	$-	$-	$(1,064,678)

U.S. GAAP requires all transfers between any level to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. As of August 31, 2017, there was a transfer of $1,851,951 of convertible preferred stocks from Level 1 to Level 2, and a transfer of a corporate obligation with a value of $2,026,496 from Level 3 to Level 2 for the SiM High Yield Opportunities Fund. The corporate obligation transferred from Level 3 to Level 2 was previously fair valued by the Valuation Committee, but the pricing provider began pricing based on evaluated bids during the period.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2016	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$ -	$ 161,325	$ -	$-	$-	$17,918	$-	$-	$179,243	$17,918
Foreign Corporate Obligations	4,608,500	243,123	-	(616,505)	-	2,541,378	-	2,026,496	4,750,000	2,541,378
Foreign Convertible Obligations	1,097,045	600,401	4,359,847	(1,334)	(5,715,211)	9,046,031	-	-	667,085	66,638

	$5,705,545	$1,004,849	$4,359,847	$(617,839)	$(5,715,211)	$11,605,327	$-	$2,026,496	$5,596,328	$2,625,934

** Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

See accompanying notes

16

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuation of the assets categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 8/31/17	Valuation Technique	Unobservable Inputs	Range of Inputs
Common Stocks	$179,243	Valuation based on private quotes submitted to an intermediary agent in foreign market.	Private quotes[2]	n/a

Foreign Corporate Obligations	$4,750,000	Comparison of yields to similar debt instruments	Comparative Yields Liquidity Discount[3]	9.45% 3.00%

Foreign Convertible Obligations	$362,185	Enterprise Value, Discounted Cash Flow	EBITDA multiple[1] Discount rate	8.0x 10.0%

Foreign Convertible Obligations	$278,294	Enterprise Value, Discounted Cash Flow	EBITDA multiple[1] Discount rate	8.0x 12.0%

Foreign Convertible Obligations	$26,605	Enterprise Value, Discounted Cash Flow	EBITDA multiple[1] Discount rate	8.0x 15.0%

1 These obligations were received from a bankruptcy restructuring. The key assumptions used in the valuation include EBITDA multiples based on comparable companies. The valuation estimate will change if any of the assumptions change.

2 The equity shares were received from a bankruptcy restructuring. The valuation is based on private quotes submitted to an intermediary agent in a foreign market. The valuation estimate will change based on market participants’ perceptions of the value of the company.

3 This obligation is an unsecured corporate bond. Valuation may change if the yields of the comparative bond change or if the market imputes a higher liquidity discount to this bond than presently incorporated into the fair value.

See accompanying notes

17

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Shares	Fair Value

COMMON STOCKS - 0.04%
Consumer Discretionary - 0.00%
Diversified Consumer Services - 0.00%
TwentyEighty, Inc., Class A	412	$-

Financials - 0.00%
Diversified Financial Services - 0.00%
RCS 2L EscrowA	667	-

Industrials - 0.03%
Machinery - 0.03%
Aretec Group, Inc.K	15,975	311,513

Information Technology - 0.01%
Internet Software & Services - 0.01%
Answer Holdings, Inc.	4,206	64,141
Answers Corp.	23	351

Total Information Technology		64,492

Total Common Stocks (Cost $96,744)		376,005

WARRANTS - 0.00% (Cost $0)
Materials - 0.00%
Euramax Holdings, Inc.A B K	21	-

	Principal Amount

BANK LOAN OBLIGATIONSC - 89.05%
Basic Materials - 3.65%
4L Technologies Inc., 5.731%, Due 5/8/2020, 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	$474,560	416,820
Big River Steel, LLC, 6.236%, Due 8/11/2023, Term Loan B, (3 mo. LIBOR + 5.000%)	420,000	424,200
Charter NEX US Holdings, Inc., 4.489%, Due 5/16/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.250%)	7,058,000	7,064,635
Diamond (BC) B.V., Due 7/12/2024, USD Term LoanJ	1,065,000	1,057,683
Hi-Crush Partners LP, 5.046%, Due 4/28/2021, Term Loan B, (3 mo. LIBOR + 3.750%)	3,533,814	3,457,237
Huntsman International, LLC, 4.239%, Due 4/1/2023, Term Loan B2, (1 mo. LIBOR + 3.000%)	286,115	287,276
Ineos US Finance, LLC, 4.007%, Due 4/1/2024, 2024 USD Term Loan, (2 mo. LIBOR + 2.750%)	2,000,000	2,004,000
KMG Chemicals, Inc., 5.489%, Due 6/15/2024, Term Loan B, (1 mo. LIBOR + 4.250%)	1,693,233	1,711,181
New Arclin U.S. Holding Corp.,
10.170%, Due 2/14/2025, 2nd Lien Term Loan, (6 mo. LIBOR + 8.750%)	4,000,000	4,045,000
5.670%, Due 2/14/2024, 1st Lien Term Loan, (6 mo. LIBOR + 4.250%)	2,000,000	2,015,000
Proampac PG Borrower, LLC, 9.816%, Due 11/18/2024, 2016 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)	1,750,000	1,777,352
SK Spice S.a.r.L., Due 7/1/2024, USD 2017 Term Loan B2J	2,004,000	2,005,263
Tensar Corporation, 6.046%, Due 7/9/2021, Term Loan, (3 mo. LIBOR + 4.750%)	718,975	671,343
TMS International Corp., 4.309%, Due 8/21/2024, 2017 Term Loan B, (3 mo. LIBOR + 3.000%)	2,910,000	2,906,362
Vantage Specialty Chemicals, Inc., 5.739%, Due 2/5/2021, Term Loan B, (1 mo. LIBOR + 4.500%)	195,026	196,245
Zep, Inc., Due 8/12/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)J	4,000,000	4,003,320

		34,042,917

Consumer - 15.47%
ABG Intermediate Holdings 2, LLC, 5.296%, Due 5/27/2021, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	2,974,894	2,986,050
AP NMT Acquisition BV, 7.049%, Due 8/13/2021, USD 1st Lien Term Loan, (3 mo. LIBOR + 5.750%)	788,491	740,196
ASP MSG Acquisition Co., Inc., 5.296%, Due 8/16/2023, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	120,093	120,993
At Home Holding III, Inc., 4.811%, Due 6/3/2022, Term Loan, (3 mo. LIBOR + 3.500%)	3,324,181	3,295,094

See accompanying notes

18

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.05% (continued)
Consumer - 15.47% (continued)
Augusta Sportswear Group, Inc., 5.739%, Due 10/26/2023, Term Loan B, (1 Week LIBOR + 4.500%)	$648,076	$638,355
Caesars Entertainment Operating Company, Due 3/31/2024, Exit Term LoanJ	3,429,000	3,431,160
Caesars Entertainment Resort Properties, LLC, 4.739%, Due 10/11/2020, Term Loan B, (1 mo. LIBOR + 3.500%)	735,426	738,493
Candy Intermediate Holdings, Inc., 5.796%, Due 6/15/2023, 2016 Term Loan, (3 mo. LIBOR + 4.500%)	2,262,008	2,189,918
Casablanca US Holdings, Inc., 6.061%, Due 3/15/2024, 1st Lien Term Loan, (2 mo. LIBOR + 4.750%)	6,982,500	6,999,956
ClubCorp Club Operations, Inc., Due 8/15/2024, 2017 Incremental Term LoanJ	3,663,000	3,638,568
Comfort Holding, LLC,
11.231%, Due 1/17/2025, 2nd Lien Term Loan, (1 mo. LIBOR + 10.000%)	3,000,000	2,520,000
5.981%, Due 2/5/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	6,842,850	6,312,529
Cyan Blue Holdco 3, Ltd., Due 7/26/2024, 2017 USD Term Loan BJ	479,000	481,697
Del Monte Foods, Inc., 6.500%, Due 2/18/2021, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	305,625	248,210
Deluxe Entertainment Services Group, Inc., 6.811%, Due 2/28/2020, Term Loan 2014, (3 mo. LIBOR + 5.500%)	2,616,988	2,616,988
DHX Media, Ltd., 4.989%, Due 12/29/2023, Term Loan B, (1 mo. LIBOR + 3.750%)	1,018,000	1,020,545
Encompass Digital Media, Inc., 5.800%, Due 6/6/2021, 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	3,153,160	2,987,619
G-III Apparel Group, Ltd., 6.563%, Due 12/1/2022, Term Loan B, (3 mo. LIBOR + 5.250%)	1,304,571	1,287,456
Genoa, a QoL Healthcare Company, LLC, 4.514%, Due 10/28/2023, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	335,465	336,304
Give & Go Prepared Foods Corp., 5.564%, Due 7/29/2023, 2017 1st Lien Add-On Term Loan, (3 mo. LIBOR + 4.250%)	6,216,000	6,235,456
Global Eagle Entertainment, Inc., 8.456%, Due 1/6/2023, 1st Lien Term Loan, (1 Week LIBOR + 7.000%)	2,700,019	2,596,068
Greektown Holdings, LLC, 4.239%, Due 3/21/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.000%)	3,841,000	3,832,588
Harbor Freight Tools USA, Inc., 4.489%, Due 8/18/2023, 2016 Term Loan B, (1 mo. LIBOR + 3.250%)	1,969,925	1,976,583
HLF Financing S.a r.l., 6.739%, Due 2/15/2023, Term Loan B, (1 mo. LIBOR + 5.500%)	6,868,750	6,898,835
Horizon Global Corporation, 5.739%, Due 6/30/2021, 2017 Term Loan B, (1 mo. LIBOR + 4.500%)	63,159	63,712
Intrawest Resorts Holdings, Inc.,
4.489%, Due 7/31/2024, Term Loan B1, (1 mo. LIBOR + 3.250%)	2,268,191	2,268,191
4.489%, Due 7/31/2024, Term Loan B2, (1 mo. LIBOR + 3.250%)	1,197,809	1,197,809
KIK Custom Products, Inc., 5.793%, Due 8/26/2022, 2015 Term Loan B, (3 mo. LIBOR + 4.500%)	771,831	777,944
Laureate Education, Inc., 5.739%, Due 4/26/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.500%)	6,478,763	6,503,058
Leslie’s Poolmart, Inc., 5.061%, Due 8/16/2023, 2016 Term Loan, (3 mo. LIBOR + 3.750%)	6,964,912	6,961,987
Lions Gate Entertainment Corp., 4.239%, Due 12/8/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.000%)	2,814,125	2,835,231
Mohegan Tribal Gaming Authority, 5.239%, Due 10/13/2023, 2016 Term Loan B, (1 mo. LIBOR + 4.000%)	2,871,449	2,896,574
Nature’s Bounty Co. (The),
Due 8/11/2024, New 2017 Term LoanJ	5,654,000	5,615,157
Due 9/15/2025, 2017 2nd Lien Term LoanJ	4,000,000	3,966,680
NBG Acquisition, Inc., 6.914%, Due 4/26/2024, Term Loan, (6 mo. LIBOR + 5.500%)	1,388,000	1,374,120
NPC International, Inc., 4.736%, Due 4/19/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	3,973,000	3,992,865
P.F. Chang’s China Bistro, Inc., Due 8/18/2022, 2017 Term Loan BJ	2,858,000	2,772,260
ProQuest, LLC, 4.989%, Due 10/24/2021, New Term Loan B, (1 mo. LIBOR + 3.750%)	5,210,756	5,258,538
Q Holding Company, 6.296%, Due 12/16/2021, Term Loan B, (3 mo. LIBOR + 5.000%)	6,249,252	6,257,063
Quincy Newspapers, Inc., 6.500%, Due 10/13/2022, Term Loan B, (1 mo. LIBOR + 3.250%)	212,603	213,269
Raley’s, 6.489%, Due 5/18/2022, Term Loan, (1 mo. LIBOR + 5.250%)	831,128	837,361
Shutterfly, Inc., Due 8/9/2024, Delayed Draw Term Loan BD J	681,000	675,470
Staples, Inc., Due 8/6/2024, 2017 Term Loan BJ	14,056,000	13,982,487
Sundial Brands, LLC, 5.981%, Due 8/9/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.750%)	1,682,000	1,656,770
TouchTunes Interactive Networks, Inc.,
6.046%, Due 5/28/2021, Incremental Term Loan, (3 mo. LIBOR + 4.750%)K	1,496,183	1,503,664
6.046%, Due 5/29/2021, 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	895,224	899,700

See accompanying notes

19

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.05% (continued)
Consumer - 15.47% (continued)
VC GB Holdings, Inc., 9.239%, Due 2/28/2025, 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%)	$3,000,000	$2,970,000
Winnebago Industries, Inc., 5.729%, Due 11/8/2023, Term Loan, (3 mo. LIBOR + 4.500%)	4,653,813	4,723,621

		144,333,192

Defense - 0.92%
Garda World Security Corporation, 7.250%, Due 5/24/2024, 2017 Term Loan, (PRIME + 3.000%)	5,262,956	5,291,481
MacDonald, Dettwiler & Associates, Ltd., Due 7/6/2024, Term Loan BJ	3,324,000	3,308,211

		8,599,692

Energy - 1.49%
Expro FinServices S.a r.l., 5.960%, Due 9/2/2021, Term Loan, (3 mo. LIBOR + 4.750%)	1,468,674	944,357
Green Plains Renewable Energy, Inc., Due 8/18/2023, 2017 Term Loan BJ	1,083,000	1,083,455
Navios Maritime Midstream Partners LP, 5.780%, Due 6/18/2020, Term Loan B, (3 mo. LIBOR + 4.500%)	74,480	74,108
Southcross Energy Partners LP, 5.546%, Due 8/4/2021, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	8,012,432	7,015,926
TEX Operations Co., LLC,
3.982%, Due 8/4/2023, Exit Term Loan C, (1 mo. LIBOR + 2.750%)	889,757	889,633
3.987%, Due 8/4/2023, Exit Term Loan B, (1 mo. LIBOR + 2.750%)	3,881,737	3,881,193

		13,888,672

Financial - 7.69%
Acrisure, LLC, 6.296%, Due 11/22/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.000%)	4,332,143	4,380,879
AlixPartners, LLP, 4.296%, Due 4/4/2024, 2017 Term Loan B, (3 mo. LIBOR + 3.000%)	3,936,135	3,954,163
AmeriLife Group, LLC,
9.978%, Due 1/10/2023, 2nd Lien Term Loan, (1 mo. LIBOR + 8.750%)	186,000	180,420
5.989%, Due 6/18/2022, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	1,492,288	1,466,173
Aretec Group, Inc., 8.000%, Due 11/23/2020, Exit Term Loan, (Fixed + 8.000%)	852,390	860,914
Ascensus, Inc., 5.296%, Due 12/3/2022, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	1,376,625	1,383,508
Asurion, LLC, Due 11/3/2023, 2017 Term Loan B5, (3 mo. LIBOR + 3.000%)J	1,146,000	1,150,298
Big Jack Holdings LP, 5.490%, Due 4/5/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.250%)	3,436,307	3,444,898
Citco Funding, LLC, 4.239%, Due 3/31/2022, 2017 Term Loan, (1 mo. LIBOR + 3.000%)	6,982,500	7,043,597
Confie Seguros Holding II Co.,
11.046%, Due 5/8/2019, 2nd Lien Term Loan, (3 mo. LIBOR + 9.750%)	3,456,000	3,389,748
6.739%, Due 4/19/2022, 2016 Term Loan B, (1 mo. LIBOR + 5.500%)	10,013,201	9,883,030
Duke Finance, LLC, 5.514%, Due 2/21/2024, 2017 Incremental Term Loan, (3 mo. LIBOR + 4.250%)	5,136,982	5,149,825
First Eagle Holdings, Inc., 4.796%, Due 12/1/2022, 2017 Term Loan B, (3 mo. LIBOR + 3.500%)	1,519,161	1,533,881
Focus Financial Partners, LLC, 4.549%, Due 7/3/2024, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	2,024,000	2,046,770
Freedom Mortgage Corporation, 6.956%, Due 2/23/2022, 1st Lien Term Loan, (6 mo. LIBOR + 5.500%)	5,962,500	6,040,788
GreenSky Holdings, LLC, 5.250%, Due 8/26/2024, Term Loan, (1 mo. LIBOR + 4.000%)	745,000	741,275
Higginbotham & Associates, LLC, 6.239%, Due 11/25/2021, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	2,062,797	2,070,532
Hyperion Insurance Group, Ltd., 5.250%, Due 4/29/2022, 2017 Term Loan B, (1 mo. LIBOR + 4.000%)	6,903,988	6,986,836
Jane Street Group, LLC, 5.734%, Due 8/11/2022, 2017 Term Loan B, (3 mo. LIBOR + 4.500%)	3,500,000	3,530,625
Keystone Acquisition Corp., 6.546%, Due 5/27/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.250%)	305,000	303,856
Liquidnet Holdings, Inc., 5.479%, Due 7/15/2024, 2017 Term Loan, (3 mo. LIBOR + 4.250%)	645,000	645,000
NXT Capital, Inc., 5.740%, Due 11/22/2022, 2016 Term Loan, (1 mo. LIBOR + 4.500%)	2,653,665	2,693,470
St. Georges University, 5.490%, Due 7/6/2022, 2016 Term Loan B, (1 mo. LIBOR + 4.250%)	2,825,237	2,837,611

		71,718,097

See accompanying notes

20

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.05% (continued)
Health Care - 1.04%
Carestream Dental Equiment, Inc, Due 8/7/2024, 2017 1st Lien Term Loan BJ	$2,066,000	$2,053,088
Curo Health Services Holdings, Inc., 5.309%, Due 2/7/2022, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	2,989,834	2,991,089
DuPage Medical Group, Ltd.,
4.315%, Due 8/15/2024, 1st Lien Term Loan, (3 mo. LIBOR + 3.000%)	3,154,000	3,146,115
8.315%, Due 8/15/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 7.000%)	1,500,000	1,492,500

		9,682,792

Manufacturing - 25.54%
84 Lumber Company, 6.984%, Due 10/4/2023, Term Loan B, (1 mo. LIBOR + 5.750%)	4,082,663	4,123,489
Access CIG, LLC, 6.236%, Due 10/18/2021, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	369,111	369,941
Accuride Corporation, 8.296%, Due 10/21/2023, Term Loan B, (3 mo. LIBOR + 7.000%)	276,293	280,438
Advanced Integration Technology LP, 5.989%, Due 3/21/2023, 2017 Term Loan B, (1 mo. LIBOR + 4.750%)	5,311,134	5,204,911
Aerial Merger Sub, Inc., 9.312%, Due 2/24/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.000%)	2,751,000	2,778,510
American Bath Group, LLC,
6.546%, Due 9/30/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.250%)	5,456,360	5,429,078
11.046%, Due 9/27/2024, 2016 2nd Lien Term Loan, (3 mo. LIBOR + 9.750%)	537,000	534,315
American Traffic Solutions, Inc., 5.731%, Due 5/24/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	2,547,000	2,553,368
AP Exhaust Acquisition, LLC, 6.309%, Due 5/10/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	597,503	585,552
Aptean, Inc., 10.800%, Due 12/14/2023, 2016 2nd Lien Term Loan, (3 mo. LIBOR + 9.500%)	1,000,000	998,130
Ardent Legacy Acquisitions, Inc., 6.796%, Due 8/4/2021, 2015 Term Loan B, (3 mo. LIBOR + 5.500%)	488,750	489,361
Associated Asphalt Partners, LLC, 6.489%, Due 4/5/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.250%)	3,042,000	3,011,580
Avantor Performance Materials Holdings, LLC, 5.240%, Due 3/10/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	4,355,085	4,353,735
Blackboard, Inc., 6.304%, Due 6/30/2021, Term Loan B4, (3 mo. LIBOR + 5.000%)	7,110,797	6,995,247
Blucora, Inc., 5.037%, Due 5/22/2024, Term Loan B, (3 mo. LIBOR + 3.750%)	2,140,800	2,162,208
Bright Bidco B.V., 5.796%, Due 6/30/2024, Term Loan B, (3 mo. LIBOR + 4.500%)	9,230,000	9,287,687
Chef’s Warehouse Leasing Co., LLC (The), 5.990%, Due 6/22/2022, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	733,930	742,187
Commercial Vehicle Group, Inc., 7.239%, Due 3/15/2024, Term Loan B, (1 mo. LIBOR + 6.000%)	2,923,000	2,930,308
Constellis Holdings, LLC,
6.296%, Due 4/21/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	5,563,000	5,514,324
10.296%, Due 4/21/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%)	5,861,000	5,799,928
CPI International, Inc., 4.734%, Due 7/26/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	2,102,000	2,095,000
DAE Aviation Holdings, Inc., Due 7/7/2022, 2017 1st Lien Term LoanJ	958,000	960,395
Daseke, Inc.,
6.739%, Due 2/2/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 5.500%)	2,475,225	2,490,695
8.750%, Due 2/2/2024, Delayed Draw Term LoanD	518,571	521,813
Dragon Merger Sub, LLC, 5.313%, Due 7/24/2024, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	1,832,000	1,842,681
EagleView Technology Corporation, 5.560%, Due 7/22/2022, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	282,841	282,841
Eastman Kodak Company, 7.507%, Due 9/3/2019, Exit Term Loan, (2 mo. LIBOR + 6.250%)	1,370,344	1,351,502
Electrical Components International, Inc., 6.046%, Due 5/28/2021, 2014 Term Loan B, (3 mo. LIBOR + 4.750%)	7,033,164	7,068,329
Electro Rent Corporation, 6.239%, Due 1/19/2024, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	1,309,055	1,320,509
Engineered Machinery Holdings, Inc.,
4.556%, Due 7/19/2024, USD 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	1,822,124	1,819,846
8.556%, Due 7/18/2025, USD 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%)	1,310,000	1,314,913
4.485%, Due 7/19/2024, 1st Lien Delayed Draw Term LoanD	236,876	236,580
Euramax International, Inc., 16.000%, Due 2/6/2021, Unsecured Term Loan, (PIK (14.000%) + 2.000%)	302,095	247,718

See accompanying notes

21

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.05% (continued)
Manufacturing - 25.54% (continued)
GCA Services Group, Inc., 8.000%, Due 3/1/2023, 2016 Term Loan, (PRIME + 3.750%)	$734,600	$736,436
Global Brass & Copper, Inc., 4.500%, Due 7/18/2023, 2016 Term Loan B, (1 mo. LIBOR + 3.250%)	1,985,000	1,997,406
GlobalLogic Holdings, Inc., 5.796%, Due 6/13/2022, 2016 Term Loan B, (3 mo. LIBOR + 4.500%)	5,985,000	5,999,963
Greenway Health, LLC, 6.050%, Due 2/14/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	8,000,000	8,010,000
Hayward Industries, Inc., 4.739%, Due 7/18/2024, Term Loan B, (1 mo. LIBOR + 3.250%)	1,568,000	1,574,868
Infiltrator Systems, Inc., 4.796%, Due 5/27/2022, 2016 Term Loan B, (3 mo. LIBOR + 3.500%)	3,795,028	3,817,153
Information Resources, Inc., 5.486%, Due 1/18/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)	3,524,168	3,546,194
Innovative Xcessories & Services, LLC, 6.040%, Due 11/29/2022, Term Loan B, (3 mo. LIBOR + 4.750%)	3,867,308	3,910,815
Interior Logic Group, Inc., 7.210%, Due 3/1/2024, 2017 Term Loan B, (3 mo. LIBOR + 6.000%)	7,900,000	7,880,250
Internap Corporation, 8.240%, Due 4/6/2022, 2017 Term Loan, (1 mo. LIBOR + 7.000%)	915,000	919,575
IPS Corporation, 6.486%, Due 12/20/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 5.250%)	6,969,987	6,987,412
LANDesk Group, Inc.,
5.490%, Due 1/20/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.250%)	1,496,464	1,475,888
10.240%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 9.000%)	2,828,000	2,794,064
Livingston International, Inc.,
5.546%, Due 4/18/2019, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	4,506,285	4,260,332
9.546%, Due 4/18/2020, 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	750,000	702,188
LSC Communications, Inc., 7.239%, Due 9/30/2022, Term Loan B, (1 mo. LIBOR + 6.000%)	1,520,489	1,526,190
LTI Holdings, Inc., 5.989%, Due 5/8/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	4,813,000	4,782,919
Marine Acquisition Corp., 4.989%, Due 1/30/2021, New Term Loan B, (1 mo. LIBOR + 3.750%)K	3,263,656	3,271,815
Mirion Technologies, Inc., 6.046%, Due 3/31/2022, Term Loan B, (3 mo. LIBOR + 4.750%)	818,730	816,683
Navios Maritime Partners LP, 6.250%, Due 9/14/2020, 2017 Term Loan B, (3 mo. LIBOR + 5.000%)	2,221,875	2,210,766
Netsmart Technologies, Inc.,
10.817%, Due 10/5/2023, 2nd Lien Term Loan, (3 mo. LIBOR + 9.500%)	354,000	354,000
5.796%, Due 4/19/2023, 2016 Term Loan C1, (3 mo. LIBOR + 4.500%)	1,615,955	1,632,115
NN, Inc.
5.489%, Due 10/19/2022, 2016 Term Loan B, (1 mo. LIBOR + 4.250%)	6,348,233	6,379,975
4.989%, Due 3/22/2021, 2017 Term Loan, (1 mo. LIBOR + 3.750%)	1,397,880	1,404,869
Novetta Solutions, LLC, 6.300%, Due 10/16/2022, 2015 Term Loan, (3 mo. LIBOR + 5.000%)	431,916	415,719
PAE Holding Corporation, 6.739%, Due 10/20/2022, 1st Lien Term Loan, (1 mo. LIBOR + 5.500%)	6,022,884	6,034,207
PGT, Inc., 6.046%, Due 2/16/2022, 2016 Term Loan, (2 mo. LIBOR + 4.750%)K	2,577,062	2,596,390
Pike Corporation, 9.240%, Due 9/2/2024, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%)	1,000,000	1,010,000
PLZ Aeroscience Corporation, 4.799%, Due 7/31/2022, USD Term Loan, (3 mo. LIBOR + 3.500%)	4,318,992	4,324,390
Polycom, Inc., 6.484%, Due 9/27/2023, 1st Lien Term Loan, (1 mo. LIBOR + 5.250%)	3,536,858	3,580,184
Power Products, LLC, 5.307%, Due 12/20/2022, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	2,485,271	2,497,697
Project Ruby Ultimate Parent Corp., 4.989%, Due 2/9/2024, Term Loan B, (1 mo. LIBOR + 3.750%)	4,984,093	5,000,690
Q Technologies Inc., 9.739%, Due 4/5/2023, Term Loan B, (1 mo. LIBOR + 8.500%)K	4,121,000	4,069,488
Ramundsen Holdings, LLC, 5.546%, Due 2/1/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	1,559,093	1,562,990
Securus Technologies Holdings, Inc., 9.000%, Due 4/30/2021, 2nd Lien Term Loan, (1 Week LIBOR + 7.750%)	494,000	495,235
SIRVA Worldwide, Inc., 7.811%, Due 11/14/2022, 2016 Term Loan, (3 mo. LIBOR + 6.500%)	1,990,000	1,999,950
SiteOne Landscape Supply, Inc., 4.740%, Due 4/29/2022, 2017 Term Loan B, (1 mo. LIBOR + 3.500%)	363,418	365,235
SolarWinds Holdings, Inc., 4.739%, Due 2/5/2023, 2017 Term Loan, (1 mo. LIBOR + 3.500%)	5,916,835	5,938,194
Stratus Technologies, Inc., 6.240%, Due 4/28/2021, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	2,969,150	2,976,573
Synchronoss Technologies, Inc., 5.757%, Due 1/19/2024, Term Loan, (3 mo. LIBOR + 4.500%)	4,807,395	4,735,284
TigerLuxOne S.a.r.l., 6.046%, Due 2/16/2024, 1st Lien Term Loan B, (3 mo. LIBOR + 4.750%)	3,375,000	3,388,702
TricorBraun Holdings, Inc.,
5.046%, Due 11/30/2023, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	2,713,636	2,728,561
3.750%, Due 11/30/2023, 1st Lien Delayed Draw Term LoanD	272,727	274,227
TurboCombustor Technology, Inc, 5.796%, Due 12/2/2020, New Term Loan B, (3 mo. LIBOR + 4.500%)	681,235	647,173
U.S. Farathane, LLC, 5.296%, Due 12/23/2021, Reprice Term Loan, (3 mo. LIBOR + 4.000%)	2,535,727	2,548,406
Verisk Analytics, Inc., 6.300%, Due 5/10/2023, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	779,130	784,973

See accompanying notes

22

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.05% (continued)
Manufacturing - 25.54% (continued)
VIP Cinema Holdings, Inc., 7.300%, Due 2/1/2023, USD Term Loan B, (3 mo. LIBOR + 6.000%)	$4,206,750	$4,233,042
WD Wolverine Holdings, LLC, 6.796%, Due 8/16/2022, 1st Lien Term Loan, (3 mo. LIBOR + 5.500%)	3,975,000	3,816,000
Werner Co., 5.258%, Due 6/23/2024, 2017 Term Loan, (2 mo. LIBOR + 4.000%)	6,444,000	6,444,000
WP CPP Holdings, LLC, 4.811%, Due 12/28/2019, Term Loan B3, (1 mo. LIBOR + 3.500%)	3,253,773	3,166,995

		238,323,300

Media - 0.91%
Harland Clarke Holdings Corp., 6.796%, Due 2/9/2022, Term Loan B6, (3 mo. LIBOR + 5.500%)	4,518,829	4,532,024
Imagine! Print Solutions, Inc.,
6.050%, Due 6/21/2022, 2017 Term Loan, (3 mo. LIBOR + 4.750%)	2,539,635	2,539,635
10.051%, Due 6/21/2023, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	1,426,000	1,411,740

		8,483,399

Service - 20.70%
21st Century Oncology Holdings, Inc., 7.425%, Due 4/30/2022, Term Loan, (3 mo. LIBOR + 6.125%)E	2,592,659	2,434,948
ABB Concise Optical Group, LLC, 6.243%, Due 6/15/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.000%)	244,924	245,230
AI Aqua Merger Sub, Inc., Due 12/13/2023, 2017 Incremental Term LoanJ	2,053,000	2,056,860
Alvogen Pharma US, Inc., 6.240%, Due 4/2/2022, Term Loan, (1 mo. LIBOR + 5.000%)	713,952	706,812
Amaya Holdings B.V., 4.796%, Due 8/1/2021, Repriced Term Loan B, (3 mo. LIBOR + 3.500%)	2,224,212	2,229,261
Ancestry.com Operations Inc., 4.480%, Due 10/19/2023, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	3,014,550	3,027,754
Aricent Technologies,
9.729%, Due 4/14/2022, 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)	5,118,000	5,143,590
5.729%, Due 4/14/2021, 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	7,225,818	7,223,578
ASP MCS Acquisition Corp., 6.056%, Due 5/18/2024, Term Loan B, (3 mo. LIBOR + 4.750%)	2,845,000	2,884,119
Auction.com, LLC, 6.240%, Due 5/12/2019, Term Loan B, (1 mo. LIBOR + 5.000%)	260,993	260,340
BCPE Eagle Buyer, LLC,
5.489%, Due 3/18/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)	3,765,983	3,765,983
9.239%, Due 3/17/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%)	2,061,000	2,063,576
Beasley Mezzanine Holdings, LLC, 7.239%, Due 9/27/2023, Term Loan B, (1 mo. LIBOR + 6.000%)	191,675	193,353
Brand Energy & Infrastructure Services, Inc., 5.564%, Due 6/21/2024, 2017 Term Loan, (2 mo. LIBOR + 4.250%)	7,333,000	7,350,306
Casablanca US Holdings, Inc., 10.311%, Due 3/15/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%)	3,000,000	3,030,000
CDS U.S. Intermediate Holdings, Inc.,
Due 7/8/2022, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)J	4,770,000	4,752,112
9.546%, Due 7/10/2023, 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	639,796	638,996
CH Hold Corp., 4.239%, Due 2/1/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.000%)	7,137,392	7,161,160
Change Healthcare Holdings, Inc., 3.989%, Due 3/1/2024, 2017 Term Loan B, (1 mo. LIBOR + 2.750%)	4,987,500	4,985,006
CIBT Holdings, Inc., 5.239%, Due 5/24/2024, 2017 Term Loan, (1 mo. LIBOR + 4.000%)	6,037,000	6,052,092
ContextMedia Health, LLC, 7.750%, Due 12/9/2021, Term Loan B, (1 mo. LIBOR + 6.500%)	2,339,025	2,341,949
ConvergeOne Holdings Corporation, 6.050%, Due 6/20/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.750%)	509,000	508,578
Coral-US Co-Borrower, LLC, 4.739%, Due 1/31/2025, Term Loan B3, (1 mo. LIBOR + 3.500%)	5,454,000	5,421,058
DTI Holdco, Inc., 6.561%, Due 9/30/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.250%)	4,696,861	4,485,502
Equian, LLC,
5.051%, Due 5/20/2024, Delayed Draw Term LoanD	470,588	474,706
5.066%, Due 5/20/2024, Term Loan B, (3 mo. LIBOR + 3.750%)	1,529,412	1,542,794
EVO Payments International, LLC, 6.240%, Due 12/22/2023, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	4,987,500	5,043,609
Extreme Reach, Inc.,
7.550%, Due 2/7/2020, 1st Lien Term Loan, (3 mo. LIBOR + 6.250%)	430,798	429,721
11.267%, Due 1/24/2021, 2nd Lien Term Loan, (3 mo. LIBOR + 10.000%)	217,000	208,320
FHC Health Systems, Inc., 5.239%, Due 12/23/2021, 2014 Term Loan, (1 mo. LIBOR + 4.000%)	162,311	157,442
Floor and Decor Outlets of America, Inc., 4.740%, Due 9/30/2023, 2017 Term Loan, (1 mo. LIBOR + 3.500%)	1,100,688	1,100,688

See accompanying notes

23

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.05% (continued)
Service - 20.70% (continued)
Harbortouch Payments, LLC, 5.989%, Due 10/11/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	$1,263,650	$1,267,605
HD Supply Waterworks, Ltd., 4.455%, Due 8/1/2024, 2017 Term Loan B, (6 mo. LIBOR + 3.000%)	3,000,000	3,003,750
Heartland Dental, LLC,
6.060%, Due 7/13/2023, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	8,554,000	8,554,000
9.820%, Due 7/26/2024, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)	2,988,000	3,025,350
Highland Acquisitions Holdings, LLC, 6.739%, Due 11/30/2022, Term Loan B, (1 mo. LIBOR + 5.500%)	2,312,120	2,321,761
IG Investment Holdings, LLC, 5.296%, Due 10/31/2021, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	2,190,923	2,203,696
Jackson Hewitt Inc., 8.311%, Due 7/24/2020, Term Loan B, (PRIME + 6.000%)	253,148	241,123
Kingpin Intermediate Holdings, LLC,
5.480%, Due 6/28/2024, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 4.250%)	3,670,000	3,695,984
Due 6/28/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)J	1,733,000	1,761,889
KUEHG Corp., 9.514%, Due 8/18/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.250%)	2,776,000	2,762,120
LSF9 Atlantis Holdings, LLC, 7.232%, Due 5/1/2023, 2017 Term Loan, (1 mo. LIBOR + 6.000%)	2,109,000	2,113,387
McGraw-Hill Global Education Holdings, LLC, 5.239%, Due 5/4/2022, 2016 Term Loan B, (1 mo. LIBOR + 4.000%)	1,715,576	1,682,877
Mister Car Wash Holdings, Inc., 5.026%, Due 8/20/2021, Term Loan B, (2 mo. LIBOR + 3.750%)	346,451	347,029
NEP/NCP Holdco, Inc.,
4.489%, Due 7/21/2022, Incremental Term Loan, (1 mo. LIBOR + 3.250%)	2,730,000	2,716,350
8.231%, Due 1/23/2023, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.000%)	606,362	607,878
New Millennium HoldCo, Inc., 7.739%, Due 12/21/2020, Exit Term Loan, (1 mo. LIBOR + 6.500%)	996,006	547,803
NMSC Holdings, Inc., 6.296%, Due 4/19/2023, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	2,233,578	2,261,497
nThrive, Inc., 5.739%, Due 10/20/2022, 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	2,062,195	2,069,928
Playpower, Inc., 6.046%, Due 6/23/2021, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	686,651	690,084
Quorum Health Corporation, 8.065%, Due 4/29/2022, Term Loan B, (1 mo. LIBOR + 5.750%)	1,935,220	1,947,741
Research Now Group, Inc.,
5.796%, Due 3/18/2021, Term Loan, (3 mo. LIBOR + 4.500%)	1,471,790	1,464,431
10.046%, Due 3/18/2022, 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	48,000	47,040
SAI Global, Ltd., 5.796%, Due 11/18/2023, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	995,000	1,004,950
STG-Fairway Acquisitions, Inc., 6.546%, Due 6/30/2022, 2015 1st Lien Term Loan, (3 mo. LIBOR + 5.250%)	1,545,000	1,494,788
Stratose Intermediate Holdings II, LLC, 4.546%, Due 6/22/2023, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	2,885,506	2,907,147
SurveyMonkey, Inc., 5.800%, Due 4/13/2024, 2017 Term Loan, (3 mo. LIBOR + 4.500%)	4,827,031	4,887,369
Tessera Holding Corporation, 4.489%, Due 12/1/2023, Term Loan B, (1 mo. LIBOR + 3.250%)	1,536,063	1,552,391
TKC Holdings, Inc.,
5.489%, Due 2/1/2023, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)	7,381,008	7,401,748
9.239%, Due 2/1/2024, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%)	803,000	803,000
Travel Leaders Group, LLC, 5.814%, Due 1/25/2024, New 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	2,275,298	2,291,407
TRC Companies, Inc., 5.231%, Due 6/21/2024, Term Loan, (1 mo. LIBOR + 4.000%)	4,834,000	4,846,085
Tweddle Group, Inc., 7.311%, Due 10/24/2022, 2016 Term Loan, (3 mo. LIBOR + 6.000%)	1,194,375	1,188,403
TwentyEighty, Inc.,
8.750%, Due 3/31/2020, PIK (8.750%) Term Loan C, (3 mo. LIBOR + 0.250%)	39,953	29,965
7.000%, Due 3/31/2020, PIK (7.000%) Term Loan B, (3 mo. LIBOR + 1.000%)	41,823	31,368
UFC Holdings, LLC,
4.490%, Due 8/18/2023, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	3,353,732	3,362,117
8.736%, Due 8/18/2024, 2nd Lien Term Loan, (1 mo. LIBOR + 7.500%)	1,000,000	1,018,750
United Site Services, Inc.,
5.068%, Due 8/25/2024, 1st Lien Term Loan B (3 mo. LIBOR + 3.75%)	3,140,000	3,163,550
9.068%, Due 8/25/2025, 2nd Lien Term Loan B (3 mo. LIBOR + 7.75%)	3,722,000	3,740,610
Utility One Source LP, 6.799%, Due 4/7/2023, Term Loan B, (3 mo. LIBOR + 5.500%)	3,620,000	3,685,631
Vestcom Parent Holdings, Inc., 7.250%, Due 12/19/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	4,975,000	4,987,438
William Morris Endeavor Entertainment, LLC, 4.490%, Due 5/6/2021, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	2,487,500	2,497,450
World Triathlon Corporation, 5.546%, Due 6/26/2021, Term Loan, (3 mo. LIBOR + 4.250%)	2,976,982	2,976,982
WP CityMD Bidco, LLC, 5.296%, Due 5/25/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	3,731,000	3,740,328
Xplornet Communications, Inc., 7.296%, Due 9/9/2021, Term Loan B, (3 mo. LIBOR + 6.000%)	2,241,820	2,264,238

		193,128,481

See accompanying notes

24

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.05% (continued)
Technology - 2.74%
Answers Finance, LLC,
6.239%, Due 4/15/2021, 1st Lien Exit Term Loan, (1 mo. LIBOR + 5.000%)	$15,124	$14,368
9.000%, Due 9/15/2021, PIK (4.500%) 2nd Lien Exit Term Loan, (PRIME + 7.900%)	21,853	20,979
AP Gaming I, LLC, 6.739%, Due 2/15/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.500%)	1,095,000	1,108,687
Aptean, Inc., 5.550%, Due 12/20/2022, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	697,253	702,050
Compuware Corporation, 5.550%, Due 12/15/2021, Term Loan B3, (3 mo. LIBOR + 4.250%)	5,786,268	5,844,130
EIG Investors Corp., 5.317%, Due 2/9/2023, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	4,970,266	5,018,925
GTCR Valor Companies, Inc., 5.503%, Due 6/16/2023, USD 2017 Term Loan B1, (3 mo. LIBOR + 4.250%)	2,071,000	2,085,787
Hyland Software, Inc., 4.489%, Due 7/1/2022, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	815,000	821,112
NAB Holdings, LLC, 4.799%, Due 7/1/2024, 2017 Term Loan, (3 mo. LIBOR + 3.500%)	1,528,000	1,533,730
SMS Systems Maintenance Services, Inc., 6.239%, Due 10/30/2023, 2016 1st Lien Term Loan, (PRIME + 4.000%)	5,845,625	5,765,248
Syncsort, Inc., Due 8/9/2024, 2017 Term Loan BJ	2,717,000	2,690,509

		25,605,525

Telecommunications - 5.19%
Aerial Merger Sub, Inc., 0.00%, Due 2/28/2024, Term Loan B2, (3 mo. LIBOR + 3.750%)	5,000,000	5,037,500
CenturyLink, Inc.,
2.750%, Due 1/31/2025, 2017 Term Loan BF	3,946,000	3,858,872
Due 2/17/2018, Bridge Term LoanD F J	4,000,000	4,000,000
Colorado Buyer Inc, 4.310%, Due 5/1/2024, Term Loan B, (3 mo. LIBOR + 3.000%)	3,721,000	3,737,298
Global Tel*Link Corporation,
5.296%, Due 5/23/2020, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	6,596,145	6,639,020
9.046%, Due 11/23/2020, 2nd Lien Term Loan, (3 mo. LIBOR + 7.750%)	1,288,000	1,281,560
Merrill Communications, LLC, 6.561%, Due 6/1/2022, 2015 Term Loan, (3 mo. LIBOR + 5.250%)	43,088	43,304
Onvoy, LLC, 5.796%, Due 2/10/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.500%)	6,978,510	6,961,064
Securus Technologies Holdings, Inc.,
Due 6/15/2025, 2017 2nd Lien Term LoanJ	3,926,000	3,931,889
Due 6/20/2024, 2017 1st Lien Term LoanJ	3,564,000	3,591,478
Telesat Canada, 4.300%, Due 11/17/2023, Term Loan B4, (3 mo. LIBOR + 3.000%)	4,636,101	4,667,580
U.S. Telepacific Corporation, 6.317%, Due 5/2/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.000%)	4,793,000	4,669,197

		48,418,762

Transportation - 1.37%
ASG Technologies Group, Inc., 6.061%, Due 7/31/2024, Term Loan, (3 mo. LIBOR + 4.750%)	1,806,000	1,810,515
Gruden Acquisition, Inc., 6.796%, Due 8/18/2022, 2017 Term Loan, (1 mo. LIBOR + 5.500%)	4,917,491	4,841,663
REP WWEX Acquisition Parent, LLC, 5.952%, Due 1/31/2024, 1st Lien Term Loan, (6 mo. LIBOR + 4.500%)	6,139,613	6,149,866

		12,802,044

Utilities - 2.34%
Astoria Energy, LLC, 5.240%, Due 12/24/2021, Term Loan B, (1 mo. LIBOR + 4.000%)	1,051,629	1,053,606
Entergy Rhode Island State Energy LP, 5.990%, Due 12/17/2022, Term Loan B, (1 mo. LIBOR + 4.750%)	149,720	149,066
Helix Gen Funding, LLC, 4.960%, Due 6/2/2024, Term Loan B, (3 mo. LIBOR + 3.750%)	6,324,689	6,380,726
Invenergy Thermal Operating I, LLC, 6.796%, Due 10/19/2022, 2015 Term Loan B, (3 mo. LIBOR + 5.500%)	480,737	456,701
Lightstone Generation, LLC,
5.739%, Due 1/30/2024, Initial Term Loan B, (1 mo. LIBOR + 4.500%)	6,690,235	6,643,872
5.739%, Due 1/30/2024, Initial Term Loan C, (1 mo. LIBOR + 4.500%)	416,870	413,981
Meter Readings Holding, LLC, 7.067%, Due 8/29/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.750%)	495,312	503,980
PrimeLine Utility Services, LLC, 6.811%, Due 11/12/2022, Term Loan, (2 mo. LIBOR + 5.500%)	164,319	163,703
Southeast PowerGen, LLC, 4.800%, Due 12/2/2021, Term Loan B, (3 mo. LIBOR + 3.500%)	2,000,000	1,908,340
Star West Generation, LLC, 6.050%, Due 5/10/2020, 2015 Term Loan B, (3 mo. LIBOR + 4.750%)	1,860,606	1,637,333
WG Partners Acquisition, LLC, 5.296%, Due 11/15/2023, Term Loan B, (3 mo. LIBOR + 4.000%)	2,508,820	2,515,092

		21,826,400

Total Bank Loan Obligations (Cost $831,128,661)		830,853,273

See accompanying notes

25

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 0.90%
Consumer, Cyclical - 0.53%
Arch Merger Sub, Inc., 8.500%, Due 9/15/2025G	$2,397,000	$2,322,094
Constellation Merger Sub, Inc., 8.500%, Due 9/15/2025G	2,702,000	2,641,205

		4,963,299

Consumer, Non-Cyclical - 0.09%
LSC Communications, Inc., 8.750%, Due 10/15/2023G	845,000	866,125

Technology - 0.28%
Everi Payments, Inc., 10.000%, Due 1/15/2022	2,337,000	2,547,330

Total Corporate Obligations (Cost $8,419,180)		8,376,754

	Shares

SHORT-TERM INVESTMENTS - 18.30% (Cost $170,748,662)
Investment Companies - 18.30%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%H I	170,748,662	170,748,662

TOTAL INVESTMENTS - 108.29% (Cost $1,010,393,247)		1,010,354,694
LIABILITIES, NET OF OTHER ASSETS - (8.29%)		(77,344,097)

TOTAL NET ASSETS - 100.00%		$933,010,597

Percentages are stated as a percent of net assets.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.000% of net assets. Valuation was determined using significant unobservable inputs.

B Non-income producing security.

C Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

D Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $5,584,387 or 0.60% of net assets. Of this amount, $203,143, $69,585, $122,638, $235,294, $681,000, and $272,727 relate to Daseke, Inc., Delayed Draw Term Loan, Engineered Machinery Holdings, Inc., 1st Lien Delayed Draw Term Loan, Engineered Machinery Holdings, Inc., 2nd Lien Delayed Draw Term Loan, Equian, LLC, Delayed Draw Term Loan, Shutterfly, Inc., Delayed Draw Term Loan, and TricorBraun Holdings, Inc., 1st Lien Delayed Draw Term Loan, respectively. At period end, the Fund held an unfunded bridge loan commitment of $4,000,000 related to CenturyLink, Inc.

E Default Security. At period end, the amount of securities in default was $2,434,948 or 0.26% of net assets.

F Fixed Rate.

G Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $5,829,424 or 0.62% of net assets. The Fund has no right to demand registration of these securities.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

J Coupon rates are not available for bank loans that are unsettled and/or unfunded as of August 31, 2017.

K Value was determined using significant unobservable inputs.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2017, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$64,492	$-	$311,513		$376,005
Warrants	-	-	-	(1)	-
Bank Loan Obligations(2)	-	819,164,198	11,689,075		830,853,273
Corporate Obligations	-	8,376,754	-		8,376,754
Short-Term Investments	170,748,662	-	-		170,748,662

Total Investments in Securities - Assets	$170,813,154	$827,540,952	$12,000,588		$1,010,354,694

See accompanying notes

26

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2017

(1)	Investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $1,584,387 at period end.

U.S. GAAP requires all transfers between any level to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. As of August 31, 2017, there were no transfers between Level 1 and Level 2 and no transfers from Level 2 to Level 3 in the Fund.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2016		Net Purchases		Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2017		Change in Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$-		$-		$-	$-	$-	$-	$11,689,075	$-	$11,689,075		$-
Common Stocks	-		-	(1)	-	-	-	-	311,513	-	311,513		-
Warrants	-	(1)	-		-	-	-	-	-	-	-	(1)	-

	$0		$0		$-	$-	$-	$-	$-	$-	$12,000,588		$-

** Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

(1) Investments held in the Fund’s portfolio with $0 fair value.

One common stock and a warrant, classified as Level 3, have been fair valued at $0 by the Valuation Committee. The common stock and bank loan obligations with values of $311,513 and $11,689,075, respectively, have been classified as Level 3 due to a valuation based on single broker quotes.

See accompanying notes

27

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2017

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,180,513,843	$839,606,032
Investments in affiliated securities, at fair value‡	-	170,748,662
Dividends and interest receivable	22,997,458	4,650,005
Receivable for investments sold	6,235,365	57,254,329
Receivable for fund shares sold	2,121,640	7,963,955
Receivable for tax reclaims	23	-
Receivable for expense reimbursement (Note 2)	24,508	-
Receivable for variation margin on open futures contracts (Note 5)	726,308	-
Prepaid expenses	55,072	87,058

Total assets	1,212,674,217	1,080,310,041

Liabilities:
Payable for investments purchased	1,668,700	136,764,668
Payable for fund shares redeemed	6,059,499	2,494,819
Payable under excess expense reimbursement plan (Note 2)	-	27,427
Cash due to custodian	-	1,338,664
Dividends payable	399,348	169,846
Payable for loan with the interfund credit facility	258,439	-
Unfunded loan commitments	-	5,584,387
Management and sub-advisory fees payable (Note 2)	737,700	523,546
Service fees payable	124,535	67,849
Transfer agent fees payable (Note 2)	79,075	49,369
Custody and fund accounting fees payable	35,251	76,214
Professional fees payable	64,100	64,664
Trustee fees payable	160	610
Payable for prospectus and shareholder reports	53,402	7,461
Other liabilities	18,144	129,920

Total liabilities	9,498,353	147,299,444

Net assets	$1,203,175,864	$933,010,597

Analysis of net assets:
Paid-in-capital	$1,218,683,302	$929,946,988
(Overdistribution) of net investment income	(8,062,765)	(35,395)
Accumulated net realized gain (loss)	(11,059,974)	3,137,557
Unrealized appreciation (depreciation) of investments in affiliated securitiesA	4,659,941	(38,553)
Unrealized appreciation of foreign currency transactions	20,038	-
Unrealized (depreciation) of futures contracts	(1,064,678)	-

Net assets	$1,203,175,864	$933,010,597

See accompanying notes

28

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2017

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	36,992,101	22,358,521

Y Class	60,135,028	48,956,998

Investor Class	12,080,316	12,568,502

A Class	8,836,589	3,134,841

C Class	7,222,205	3,035,645

SP Class	N/A	75,804

Net assets:
Institutional Class	$355,492,590	$231,445,512

Y Class	$577,349,417	$507,077,617

Investor Class	$115,679,739	$129,817,379

A Class	$84,955,157	$32,450,342

C Class	$69,698,961	$31,434,098

SP Class	N/A	$785,649

Net asset value, offering and redemption price per share:
Institutional Class	$9.61	$10.35

Y Class	$9.60	$10.36

Investor Class	$9.58	$10.33

A Class	$9.61	$10.35

A Class (offering price)	$10.09	$10.62

C Class	$9.65	$10.35

SP Class	N/A	$10.36

† Cost of investments in unaffiliated securities	$1,175,853,902	$839,644,585
‡ Cost of investments in affiliated securities	$-	$170,748,662
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

29

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2017

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,738,119	$-
Dividend income from affiliated securities	72,447	734,338
Interest income	80,153,657	26,130,413

Total investment income	81,964,223	26,864,751

Expenses:
Management and sub-advisory fees (Note 2)	8,673,593	3,521,547
Transfer agent fees:
Institutional Class (Note 2)	257,263	52,326
Y Class (Note 2)	275,016	189,397
Investor Class	8,181	3,967
A Class	17,407	1,147
C Class	5,786	1,874
SP Class	-	1,152
Custody and fund accounting fees	108,375	166,708
Professional fees	118,753	77,783
Registration fees and expenses	186,955	225,864
Service fees (Note 2):
Y Class	285,059	67,094
Investor Class	450,928	166,002
A Class	129,791	31,843
C Class	109,672	28,305
Distribution fees (Note 2):
A Class	216,319	53,071
C Class	731,150	188,703
SP Class	-	15,138
Prospectus and shareholder report expenses	178,625	56,166
Trustee fees	78,939	30,099
Other expenses	54,925	17,637

Total expenses	11,886,737	4,895,823

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(44,356)	24,550

Net expenses	11,842,381	4,920,373

Net investment income	70,121,842	21,944,378

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(2,449,888)	3,428,894
Foreign currency transactions	(180,033)	-
Futures contracts	5,954,159	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	7,497,967	(97,215)
Foreign currency transactions	8,412,053	-
Futures contracts	(4,794,306)	-

Net gain from investments	14,439,952	3,331,679

Net increase in net assets resulting from operations	$84,561,794	$25,276,057

† Foreign taxes	$141,760	$-
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

30

American Beacon FundsSM

Statements of Changes in Net Assets

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$70,121,842	$52,094,516	$21,944,378	$3,713,537
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, and futures contracts	3,324,238	(27,419,311)	3,428,894	180,741
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	11,115,714	38,725,649	(97,215)	48

Net increase in net assets resulting from operations	84,561,794	63,400,854	25,276,057	3,894,326

Distributions to shareholders:
Net investment income:
Institutional Class	(20,623,091)	(15,212,818)	(6,542,503)	(2,520,762)
Y Class	(29,088,824)	(17,027,838)	(10,872,357)	(238,133)
Investor Class	(6,890,982)	(5,991,314)	(2,806,600)	(400,495)
A Class	(4,476,817)	(3,828,770)	(857,851)	(110,249)
C Class	(3,314,854)	(3,237,252)	(622,300)	(34,369)
SP Class	-	-	(257,055)	(645,514)
Net realized gain from investments:
Institutional Class	-	-	(147,428)	(137,448)
Y Class	-	-	(190,454)	(366)
Investor Class	-	-	(69,215)	(367)
A Class	-	-	(24,053)	(367)
C Class	-	-	(23,779)	(367)
SP Class	-	-	(17,010)	(53,752)
Return of capital:
Institutional Class	(1,720,604)	(2,546,029)	-	-
Y Class	(2,843,585)	(2,703,885)	-	-
Investor Class	(529,582)	(772,676)	-	-
A Class	(390,036)	(467,780)	-	-
C Class	(271,445)	(378,573)	-	-

Net distributions to shareholders	(70,149,820)	(52,166,935)	(22,430,605)	(4,142,189)

Capital share transactions:
Proceeds from sales of shares	665,020,665	640,680,660	970,627,322	137,502,090
Reinvestment of dividends and distributions	65,249,947	48,182,689	20,919,758	3,205,179
Cost of shares redeemed	(690,058,534)	(433,324,385)	(172,663,750)	(72,206,459)
Redemption fees	30,709	157,230	-	-

Net increase in net assets from capital share transactions	40,242,787	255,696,194	818,883,330	68,500,810

Net increase in net assets	54,654,761	266,930,113	821,728,782	68,252,947

Net assets:
Beginning of period	1,148,521,103	881,590,990	111,281,815	43,028,868

End of period*	$1,203,175,864	$1,148,521,103	$933,010,597	$111,281,815

*Includes (overdistribution) of net investment income	$(8,062,765)	$(5,226,981)	$(35,395)	$(21,107)

See accompanying notes

31

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of August 31, 2017, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
SP Class	Retail investors who invest directly through a financial intermediary such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class Shares of the Sound Point Floating Rate Fund prior to its reorganization.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable. The Funds did not have commission recapture income for the year ended August 31, 2017.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the SiM High Yield Opportunities Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees (the “Board”).

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Strategic Income Management, LLC

First $250 million	0.45%
Next $250 million	0.40%
Next $500 million	0.35%
Over $1 billion	0.30%

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Sound Point Capital Management, LP

All Assets	0.35%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2017 were as follows:

SiM High Yield Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,199,242
Sub-Advisor Fees	0.37%	4,474,351

Total	0.72%	$8,673,593

Sound Point Floating Rate Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,760,773
Sub-Advisor Fees	0.35%	1,760,774

Total	0.70%	$3,521,547

Distribution Plans

The Funds, except for the A, C and SP Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A, C and SP Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A and SP Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional Class on an annual basis. During the year ended August 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SiM High Yield Opportunities	$494,393
Sound Point Floating Rate Income	223,239

As of August 31, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SiM High Yield Opportunities	$71,096
Sound Point Floating Rate Income	45,227

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2017, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SiM High Yield Opportunities	$13,524
Sound Point Floating Rate Income	112,813

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2017, the SiM High Yield Opportunities Fund borrowed on average $2,017,297 for 11 days at a rate of 1.34% with interest charges of $765. These amounts are recorded within “Other expenses” on the accompanying Statements of Operations. For the year ended August 31, 2017, the Fund had an outstanding loan with the Interfund Credit Facility of $258,439 recorded within “Payable for loan with the Interfund Credit Facility” in the Statements of Assets and Liabilities.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. During the year ended August 31, 2017, the Manager waived and/or reimbursed (recouped) expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2016 - 8/31/2017	Reimbursed Expenses	(Recouped) Expenses
SiM High Yield Opportunities	Institutional	0.84%	$44,356	$-	2020
Sound Point Floating Rate Income	Institutional	0.84%	14,168	-	2020
Sound Point Floating Rate Income	Y	0.94%	-	(18,249)	2020
Sound Point Floating Rate Income	Investor	1.22%	-	(10,668)	2020
Sound Point Floating Rate Income	A	1.24%	-	(4,504)	2020
Sound Point Floating Rate Income	C	1.99%	-	(3,070)	2020
Sound Point Floating Rate Income	SP	1.15%	-	(2,227)	2020

Of these amounts, $24,508 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at August 31, 2017 for the SiM High Yield Opportunities Fund and $27,427 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at August 31, 2017 for the Sound Point Floating Rate Income Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses		Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SiM High Yield Opportunities	$-		$60,056	$-	2018
SiM High Yield Opportunities	-		175,131	-	2019
SiM High Yield Opportunities	-		44,356	-	2020
Sound Point Floating Rate Income	38,718	(1)	197,803	-	2019
Sound Point Floating Rate Income	-		14,168	-	2020

(1) Of this amount, $0, $18,249, $10,668, $4,504, $3,070, and $2,227 relate to Institutional, Y, Investor, A, C, and SP classes respectively.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended August 31, 2017, Foreside collected $32,256 and $48,911 for SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2017, fees of $4,532 and $191 were collected for the Class A Shares of the SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2017, CDSC fees of $10,380 and $10,258 were collected for the Class C Shares of the SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustees meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	–	Quoted prices in active markets for identical securities.

Level 2	–	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	–	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

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Notes to Financial Statements

August 31, 2017

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Funds normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Funds might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Funds may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Funds purchases assignments from lenders, the Funds will acquire direct rights against the borrower on the loan.

The Funds earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the

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Notes to Financial Statements

August 31, 2017

commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

42

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended August 31, 2017 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be

43

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2017, the SiM High Yield Opportunities Fund entered into future contracts primarily for return enhancement and hedging.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2017
SiM High Yield Opportunities	441

44

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

SiM High Yield Opportunities Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2017:

Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$1,064,678	$-	$-	$-	$1,064,678

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from futures contracts	$-	$5,954,159	$-	$-	$-	$5,954,159

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from futures contracts	$-	$(4,794,306)	$-	$-	$-	$(4,794,306)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Callable Securities Risk

The Funds may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call the Funds would lose the income that would have been earned to maturity on that security, and the proceeds received by the Funds may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to

45

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, and

46

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

June 2017 and maintains a forecast of one more hike in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little

47

American Beacon FundsSM

Notes to Financial Statements
August 31, 2017

precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Unrated Securities Risk

Because the Funds may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2017.

SiM High Yield Opportunities Fund

Offsetting of Financial and Derivative Assets as of August 31, 2017:
	Assets	Liabilities
Futures Contracts	$-	$1,064,678

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$-	$1,064,678

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(1,064,678)

48

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$20,623,091	$14,904,290	$6,689,931	$2,658,210
Y Class	29,088,824	16,700,181	11,062,811	238,499
Investors Class	6,890,982	5,897,681	2,875,815	400,862
A Class	4,476,817	3,772,084	881,904	110,616
C Class	3,314,854	3,191,376	646,079	34,736
SP Class	-	-	274,065	699,266
Long-term capital gains
Institutional Class	-	308,528	-	-
Y Class	-	327,657	-	-
Investors Class	-	93,633	-	-
A Class	-	56,686	-	-
C Class	-	45,876	-	-
SP Class	-	-	-	-
Tax Return of Capital
Institutional Class	1,720,604	2,546,029	-	-
Y Class	2,843,585	2,703,885	-	-
Investors Class	529,582	772,676	-	-
A Class	390,036	467,780	-	-
C Class	271,445	378,573	-	-
SP Class	-	-	-	-

Total distributions paid	$70,149,820	$52,166,935	$22,430,605	$4,142,189

* For tax purposes, short-term capital gains are considered ordinary income distributions.

49

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

As of August 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$1,187,732,083	$23,696,933	$(30,895,135)	$(7,198,202)
Sound Point Floating Rate Income	1,010,420,871	4,629,838	(4,696,015)	(66,177)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
SiM High Yield Opportunities	$(7,198,202)	$-	$-	$(7,909,888)	$(399,348)	$(15,507,438)
Sound Point Floating Rate Income	(66,177)	3,225,237	74,395	-	(169,846)	3,063,609

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, dividends payable at the end of period, deferral of late year losses, tax basis differences due to a corporate action, and the reclassification of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, reclassifications of income from real estate investment securities and publicly traded partnerships, dividend reclasses, and return of capital distributions as of August 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$(185)	$(8,563,058)	$8,563,243	$-
Sound Point Floating Rate Income	-	-	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2017, the SiM High Yield Opportunities Fund had $258,887 long-term post RIC MOD capital loss carryforwards. The Sound Point Floating Rate Income Fund did not have any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, August 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, August 31, 2017. For the period ended August 31, 2017, SiM High Yield Opportunities Fund deferred $7,651,001 of late year specified ordinary losses.

50

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the the year ended August 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
SiM High Yield Opportunities	$641,393,871	$-	$575,770,317	$-
Sound Point Floating Rate Income	1,210,706,848	-	397,030,059	-

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2017 were as follows:

Fund	Type of Transaction	August 31, 2016 Shares/Fair Value	Purchases	Sales	August 31, 2017 Shares/Fair Value	Dividend Income
SiM High Yield Opportunities Fund	Direct	$15,615,239	$441,057,001	$456,672,240	$-	$72,447
Sound Point Floating Rate Income Fund	Direct	17,644,246	637,859,347	484,895,545	170,608,048	734,338

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended August 31,
	2017		2016
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	15,647,330	$150,173,704	29,098,011	$265,319,517
Reinvestment of dividends	2,299,796	22,102,305	1,922,570	17,530,484
Shares redeemed	(25,127,675)	(241,551,109)	(11,269,780)	(101,717,347)
Redemption fees	-	11,780	-	52,977

Net increase (decrease) in shares outstanding	(7,180,549)	$(69,263,320)	19,750,801	$181,185,631

	Y Class
	Year Ended August 31,
	2017		2016
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	41,386,495	$398,109,836	27,765,315	$252,822,449
Reinvestment of dividends	3,044,780	29,299,458	1,963,256	17,908,686
Shares redeemed	(31,395,984)	(301,265,477)	(14,476,514)	(130,154,658)
Redemption fees	-	10,944	-	57,606

Net increase (decrease) in shares outstanding	13,035,291	$126,154,761	15,252,057	$140,634,083

	Investor Class
	Year Ended August 31,
	2017		2016
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	6,496,757	$62,092,156	8,609,802	$78,138,524
Reinvestment of dividends	741,851	7,110,929	725,197	6,604,510
Shares redeemed	(8,857,829)	(84,914,936)	(16,589,602)	(149,870,501)
Redemption fees	-	3,720	-	19,068

Net increase (decrease) in shares outstanding	(1,619,221)	$(15,708,131)	(7,254,603)	$(65,108,399)

51

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

	A Class
	Year Ended August 31,
	2017		2016
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	4,552,437	$43,748,413	3,311,111	$30,339,773
Reinvestment of dividends	384,259	3,698,284	344,844	3,141,370
Shares redeemed	(4,520,808)	(43,448,453)	(3,836,439)	(34,733,101)
Redemption fees	-	2,156	-	14,139

Net increase (decrease) in shares outstanding	415,888	$4,000,400	(180,484)	$(1,237,819)

	C Class
	Year Ended August 31,
	2017		2016
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,130,695	$10,896,556	1,532,505	$14,060,397
Reinvestment of dividends	314,547	3,038,971	328,087	2,997,639
Shares redeemed	(1,955,809)	(18,878,559)	(1,858,565)	(16,848,778)
Redemption fees	-	2,109	-	13,440

Net increase (decrease) in shares outstanding	(510,567)	$(4,940,923)	2,027	$222,698

	Institutional Class
	Year Ended August 31,
	2017		2016
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	21,726,847	$224,650,825	5,694,462	$57,882,223
Reinvestment of dividends	538,345	5,566,824	196,489	1,988,198
Shares redeemed	(6,095,376)	(63,030,808)	(3,834,677)	(39,224,396)

Net increase (decrease) in shares outstanding	16,169,816	$167,186,841	2,056,274	$20,646,025

	Y Class
	Year Ended August 31,
	2017		2016A
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	51,197,786	$529,627,770	2,273,967	$23,121,921
Reinvestment of dividends	1,041,044	10,780,963	22,103	225,161
Shares redeemed	(5,529,595)	(57,256,921)	(48,307)	(492,031)

Net increase (decrease) in shares outstanding	46,709,235	$483,151,812	2,247,763	$22,855,051

	Investor Class
	Year Ended August 31,
	2017		2016A
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	14,619,832	$150,721,431	2,785,550	$27,979,631
Reinvestment of dividends	278,051	2,871,134	39,466	399,746
Shares redeemed	(2,687,028)	(27,739,927)	(2,467,368)	(25,036,083)

Net increase (decrease) in shares outstanding	12,210,855	$125,852,638	357,648	$3,343,294

	A Class
	Year Ended August 31,
	2017		2016A
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	3,308,134	$34,152,328	752,398	$7,626,353
Reinvestment of dividends	84,321	872,006	10,835	110,257
Shares redeemed	(928,871)	(9,587,237)	(91,976)	(935,595)

Net increase (decrease) in shares outstanding	2,463,584	$25,437,097	671,257	$6,801,015

52

American Beacon FundsSM

Notes to Financial Statements

August 31, 2017

	C Class
	Year Ended August 31,
	2017		2016A
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,900,381	$29,947,252	312,358	$3,171,177
Reinvestment of dividends	53,622	554,986	3,263	33,184
Shares redeemed	(216,214)	(2,236,218)	(17,766)	(180,234)

Net increase (decrease) in shares outstanding	2,737,789	$28,266,020	297,855	$3,024,127

	SP ClassB
	Year Ended August 31,
	2017		2016
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	148,607	$1,527,716	1,717,328	$17,720,785
Reinvestment of dividends	26,615	273,845	44,391	448,633
Shares redeemed	(1,242,423)	(12,812,639)	(630,811)	(6,338,120)

Net increase (decrease) in shares outstanding	(1,067,201)	$(11,011,078)	1,130,908	$11,831,298

A For the period of December 11, 2015 through August 31, 2016.

B Formally known as Investor Class.

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

53

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$9.49	$9.43		$10.35	$10.16	$9.93

Income from investment operations:
Net investment income	0.57	0.59		0.57	0.64	0.75
Net gains (losses) on investments (both realized and unrealized)	0.13	0.05		(0.65)	0.47	0.26

Total income (loss) from investment operations	0.70	0.64		(0.08)	1.11	1.01

Less distributions:
Dividends from net investment income	(0.53)	(0.52)		(0.55)	(0.69)	(0.75)
Distributions from net realized gains	-	-		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.05)	(0.06	)A	-	-	-

Total distributions	(0.58)	(0.58)		(0.84)	(0.92)	(0.78)

Redemption fees added to beneficial interestsB	-	-		-	-	-

Net asset value, end of period	$9.61	$9.49		$9.43	$10.35	$10.16

Total returnC	7.51%	7.28%		(0.78)%	11.34%	10.29%

Ratios and supplemental data:
Net assets, end of period	$355,492,590	$419,036,240		$230,287,454	$75,388,828	$45,471,117
Ratios to average net assets:
Expenses, before reimbursements or recoupements	0.85%	0.91%		0.88%	0.86%	0.93%
Expenses, net of reimbursements or recoupements	0.84%	0.84%		0.84%	0.84%	0.84%
Net investment income, before expense reimbursements or recoupements	6.00%	6.30%		5.38%	5.88%	7.11%
Net investment income, net of reimbursements or recoupements	6.01%	6.37%		5.41%	5.90%	7.20%
Portfolio turnover rate	50%	57%		43%	38%	65%

	Y Class
	Year Ended August 31,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$9.48	$9.42		$10.34	$10.14	$9.92

Income from investment operations:
Net investment income	0.58	0.59		0.53	0.64	0.73
Net gains (losses) on investments (both realized and unrealized)	0.11	0.05		(0.62)	0.46	0.25

Total income (loss) from investment operations	0.69	0.64		(0.09)	1.10	0.98

Less distributions:
Dividends from net investment income	(0.52)	(0.52)		(0.54)	(0.67)	(0.73)
Distributions from net realized gains	-	-		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.05)	(0.06	)A	-	-	-

Total distributions	(0.57)	(0.58)		(0.83)	(0.90)	(0.76)

Redemption fees added to beneficial interestsB	-	-		-	-	-

Net asset value, end of period	$9.60	$9.48		$9.42	$10.34	$10.14

Total returnC	7.46%	7.21%		(0.87)%	11.33%	10.08%

Ratios and supplemental data:
Net assets, end of period	$577,349,417	$446,395,255		$300,014,547	$247,179,395	$87,638,664
Ratios to average net assets:
Expenses, before reimbursements or recoupements	0.89%	0.91%		0.91%	0.94%	0.99%
Expenses, net of reimbursements or recoupements	0.89%	0.91%		0.93%	0.94%	0.93%
Net investment income, before expense reimbursements or recoupements	5.93%	6.28%		5.32%	5.77%	6.77%
Net investment income, net of reimbursements or recoupements	5.93%	6.29%		5.30%	5.77%	6.82%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on shares outstanding at the time of distribution.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$9.45	$9.40		$10.32	$10.12	$9.90

Income from investment operations:
Net investment income	0.53	0.50		0.50	0.56	0.71
Net gains (losses) on investments (both realized and unrealized)	0.15	0.10		(0.61)	0.52	0.25

Total income (loss) from investment operations	0.68	0.60		(0.11)	1.08	0.96

Less distributions:
Dividends from net investment income	(0.51)	(0.49)		(0.52)	(0.65)	(0.71)
Distributions from net realized gains	-	-		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.04)	(0.06	)A	-	-	-

Total distributions	(0.55)	(0.55)		(0.81)	(0.88)	(0.74)

Redemption fees added to beneficial interestsB	-	-		-	-	-

Net asset value, end of period	$9.58	$9.45		$9.40	$10.32	$10.12

Total returnC	7.31%	6.82%		(1.14)%	11.08%	9.84%

Ratios and supplemental data:
Net assets, end of period	$115,679,739	$129,503,495		$196,928,349	$199,533,521	$248,052,347
Ratios to average net assets:
Expenses, before reimbursements or recoupements	1.13%	1.17%		1.19%	1.11%	1.15%
Expenses, net of reimbursements or recoupements	1.13%	1.18%		1.19%	1.11%	1.17%
Net investment income, before expense reimbursements or recoupements	5.70%	5.97%		5.05%	5.68%	6.81%
Net investment income, net of reimbursements or recoupements	5.70%	5.96%		5.05%	5.68%	6.79%
Portfolio turnover rate	50%	57%		43%	38%	65%

	A Class
	Year Ended August 31,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$9.49	$9.43		$10.36	$10.15	$9.92

Income from investment operations:
Net investment income	0.55	0.54		0.49	0.57	0.69
Net gains (losses) on investments (both realized and unrealized)	0.11	0.07		(0.62)	0.49	0.26

Total income (loss) from investment operations	0.66	0.61		(0.13)	1.06	0.95

Less distributions:
Dividends from net investment income	(0.50)	(0.49)		(0.51)	(0.62)	(0.69)
Distributions from net realized gains	-	-		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.04)	(0.06	)A	-	-	-

Total distributions	(0.54)	(0.55)		(0.80)	(0.85)	(0.72)

Redemption fees added to beneficial interestsB	-	-		-	-	-

Net asset value, end of period	$9.61	$9.49		$9.43	$10.36	$10.15

Total returnC	7.12%	6.87%		(1.27)%	10.87%	9.74%

Ratios and supplemental data:
Net assets, end of period	$84,955,157	$79,917,424		$81,147,262	$93,060,715	$76,146,389
Ratios to average net assets:
Expenses, before reimbursements or recoupements	1.20%	1.23%		1.22%	1.33%	1.41%
Expenses, net of reimbursements or recoupements	1.20%	1.24%		1.24%	1.32%	1.35%
Net investment income, before expense reimbursements or recoupements	5.62%	5.99%		5.01%	5.44%	6.53%
Net investment income, net of reimbursements or recoupements	5.62%	5.98%		4.99%	5.45%	6.60%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on shares outstanding at the time of distribution.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$9.53	$9.47		$10.40	$10.16	$9.94

Income from investment operations:
Net investment income	0.47	0.48		0.42	0.49	0.62
Net gains (losses) on investments (both realized and unrealized)	0.12	0.06		(0.62)	0.50	0.25

Total income (loss) from investment operations	0.59	0.54		(0.20)	0.99	0.87

Less distributions:
Dividends from net investment income	(0.43)	(0.43)		(0.44)	(0.52)	(0.62)
Distributions from net realized gains	-	-		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.04)	(0.05	)A	-	-	-

Total distributions	(0.47)	(0.48)		(0.73)	(0.75)	(0.65)

Redemption fees added to beneficial interestsB	-	-		-	-	-

Net asset value, end of period	$9.65	$9.53		$9.47	$10.40	$10.16

Total returnC	6.33%	6.08%		(1.98)%	10.12%	8.81%

Ratios and supplemental data:
Net assets, end of period	$69,698,961	$73,668,689		$73,213,378	$76,536,190	$60,829,392
Ratios to average net assets:
Expenses, before reimbursements or recoupements	1.94%	1.97%		1.97%	2.08%	2.15%
Expenses, net of reimbursements or recoupements	1.94%	1.99%		1.99%	2.07%	2.09%
Net investment income, before expense reimbursements or recoupements	4.90%	5.26%		4.26%	4.68%	5.76%
Net investment income, net of reimbursements or recoupements	4.90%	5.25%		4.24%	4.69%	5.82%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on shares outstanding at the time of distribution.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2017	2016		2015		2014		December 3, 2012A to August 31, 2013
Net asset value, beginning of period	$10.20	$10.38		$10.49		$10.58		$10.00

Income from investment operations:
Net investment income	0.46	0.51		0.52	B	0.57		0.14
Net gains (losses) on investments (both realized and unrealized)	0.18	(0.10)		0.06		0.14		0.50

Total income (loss) from investment operations	0.64	0.41		0.58		0.71		0.64

Less distributions:
Dividends from net investment income	(0.47)	(0.55)		(0.52)		(0.58)		(0.06)
Distributions from net realized gains	(0.02)	(0.04)		(0.17)		(0.22)		-

Total distributions	(0.49)	(0.59)		(0.69)		(0.80)		(0.06)

Net asset value, end of period	$10.35	$10.20		$10.38		$10.49		$10.58

Total returnC	6.37%	4.12%		5.75%		6.92%		6.40	%D

Ratios and supplemental data:
Net assets, end of period	$231,445,512	$63,147,618		$42,903,291		$19,578,492		$17,779,147
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.85%	1.26%		1.88%		2.37%		3.33	%E
Expenses, net of reimbursements or recoupments	0.84%	0.92	%F	0.90%		1.58	%G	2.08	%E
Net investment income (loss), before expense reimbursements or recoupments	4.51%	4.78%		4.06%		4.56%		(0.86	)%E
Net investment income, net of reimbursements or recoupments	4.52%	5.12%		5.04%		5.35%		2.11	%E
Portfolio turnover rate	86%	168%		196%		165%		197%

A	Commencement of Operations for the Predecessor Fund.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.
G	The expense limitation for the Institutional Class Shares was reduced from 1.60% to 0.90% upon reorganization into the Trust. Prior to the reorganization on May 31, 2014, the Fund was organized as a closed-end, non-diversified, management investment company.

See accompanying notes

57

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

Net asset value, beginning of period	$10.21	$10.34

Income from investment operations:
Net investment income	0.46	0.53
Net gains (losses) on investments (both realized and unrealized)	0.17	(0.09)

Total income (loss) from investment operations	0.63	0.44

Less distributions:
Dividends from net investment income	(0.46)	(0.53)
Distributions from net realized gains	(0.02)	(0.04)

Total distributions	(0.48)	(0.57)

Net asset value, end of period	$10.36	$10.21

Total returnC	6.27%	4.37	%B

Ratios and supplemental data:
Net assets, end of period	$507,077,617	$22,952,034
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.92%	1.42	%D
Expenses, net of reimbursements or recoupments	0.93%	0.94	%D
Net investment income, before expense reimbursements or recoupments	4.43%	4.64	%D
Net investment income, net of reimbursements or recoupments	4.42%	5.11	%D
Portfolio turnover rate	86%	168	%E

A	Commencement of Operations.
B	Not annualized.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Annualized.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.

See accompanying notes

58

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

Net asset value, beginning of period	$10.18	$10.33

Income from investment operations:
Net investment income	0.46	0.50
Net gains (losses) on investments (both realized and unrealized)	0.15	(0.09)

Total income (loss) from investment operations	0.61	0.41

Less distributions:
Dividends from net investment income	(0.44)	(0.52)
Distributions from net realized gains	(0.02)	(0.04)

Total distributions	(0.46)	(0.56)

Net asset value, end of period	$10.33	$10.18

Total returnB	6.12%	4.16	%C

Ratios and supplemental data:
Net assets, end of period	$129,817,379	$3,641,581
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.07%	1.31	%D
Expenses, net of reimbursements or recoupments	1.09%	1.22	%D
Net investment income, before expense reimbursements or recoupments	4.24%	4.26	%D
Net investment income, net of reimbursements or recoupments	4.22%	4.35	%D
Portfolio turnover rate	86%	168	%E

	A Class
	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

Net asset value, beginning of period	$10.20	$10.33

Income from investment operations:
Net investment income	0.42	0.51
Net gains (losses) on investments (both realized and unrealized)	0.17	(0.10)

Total income (loss) from investment operations	0.59	0.41

Less distributions:
Dividends from net investment income	(0.42)	(0.50)
Distributions from net realized gains	(0.02)	(0.04)

Total distributions	(0.44)	(0.54)

Net asset value, end of period	$10.35	$10.20

Total returnB	5.92%	4.13	%C

Ratios and supplemental data:
Net assets, end of period	$32,450,342	$6,849,306
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.22%	1.67	%D
Expenses, net of reimbursements or recoupments	1.24%	1.24	%D
Net investment income, before expense reimbursements or recoupments	4.07%	4.51	%D
Net investment income, net of reimbursements or recoupments	4.04%	4.93	%D
Portfolio turnover rate	86%	168	%E

A	Commencement of Operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.

See accompanying notes

59

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

Net asset value, beginning of period	$10.21	$10.33

Income from investment operations:
Net investment income	0.35	0.45
Net gains (losses) on investments (both realized and unrealized)	0.16	(0.08)

Total income (loss) from investment operations	0.51	0.37

Less distributions:
Dividends from net investment income	(0.35)	(0.45)
Distributions from net realized gains	(0.02)	(0.04)

Total distributions	(0.37)	(0.49)

Net asset value, end of period	$10.35	$10.21

Total returnB	5.03%	3.67	%C

Ratios and supplemental data:
Net assets, end of period	$31,434,098	$3,040,244
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.97%	2.55	%D
Expenses, net of reimbursements or recoupments	1.99%	1.99	%D
Net investment income, before expense reimbursements or recoupments	3.31%	3.50	%D
Net investment income, net of reimbursements or recoupments	3.29%	4.06	%D
Portfolio turnover rate	86%	168	%E

A	Commencement of Operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.

See accompanying notes

60

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	SPI
	Year Ended August 31,						May 31A to August 31, 2014

	2017		2016		2015

Net asset value, beginning of period	$10.19		$10.38		$10.49		$10.62	B

Income from investment operations:
Net investment income (loss)	0.25	C	0.30		0.43	C	0.13
Net gains (losses) on investments (both realized and unrealized)	0.37		0.07		0.12		(0.00	)D

Total income (loss) from investment operations	0.62		0.37		0.55		0.13

Less distributions:
Dividends from net investment income	(0.43)		(0.52)		(0.49)		(0.26)
Distributions from net realized gains	(0.02)		(0.04)		(0.17)		-

Total distributions	(0.45)		(0.56)		(0.66)		(0.26)

Net asset value, end of period	$10.36		$10.19		$10.38		$10.49

Total returnE	6.13%		3.70%		5.53%		1.19	%F

Ratios and supplemental data:
Net assets, end of period	$785,649		$11,651,032		$125,577		$1,138
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.08%		1.49%		1.74%		1.95	%G
Expenses, net of reimbursements or recoupments	1.12%		1.19	%H	1.15%		1.15	%G
Net investment income, before expense reimbursements or recoupments	4.25%		4.01%		3.59%		3.70	%G
Net investment income, net of reimbursements or recoupments	4.21%		4.30%		4.18%		4.50	%G
Portfolio turnover rate	86%		168%		196%		17	%F

A	Commencement of Operations for the Predecessor Fund.
B	NAV at Class inception.
C	Per share amounts have been calculated using the average shares method.
D	Amount represents less than $0.01 per share.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.
I	Prior to the reorganization on December 11, 2015, the SP Class was known as the Investor Class.

See accompanying notes

61

American Beacon FundsSM

Federal Tax Information

August 31, 2017 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:
SiM High Yield Opportunities Fund	0.00%
Sound Point Floating Rate Income Fund	0.00%
Qualified Dividend Income:
SiM High Yield Opportunities Fund	0.98%
Sound Point Floating Rate Income Fund	0.00%
Long-Term Capital Gain Distributions:
SiM High Yield Opportunities Fund	$-
Sound Point Floating Rate Income Fund	-
Short-Term Capital Gain Distributions:
SiM High Yield Opportunities Fund	$-
Sound Point Floating Rate Income Fund	471,939

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

62

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Renewal and Approval of Management Agreements and Investment Advisory Agreements

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Sound Point Floating Rate Income Fund (“Sound Point Fund”) and American Beacon SiM High Yield Opportunities Fund (“SiM Fund”) (collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Sound Point Fund, and Sound Point Capital Management, LP (“Sound Point”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the SiM Fund, and Strategic Income Management, LLC (“SiM”).

Each of the Investment Advisory Agreements is referred to herein as the “Investment Advisory Agreement,” and Sound Point and SiM are hereinafter each referred to as a “subadvisor.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts, if applicable, managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to those arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

63

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the administrative, accounting-related and cash management services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for both of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund.

64

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Sound Point Fund’s performance for various periods since its inception in 2015 and the SiM Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the SiM Fund being profitable for the Manager before and after the payment of distribution-related expenses and the Manager sustaining losses with respect to the Sound Point Fund before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the fee waivers and expense reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

65

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to each Fund, the Board considered that, with respect to the Sound Point Fund, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts and, with respect to the SiM Fund, the Fund’s subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee schedule for the SiM Fund and, with respect to the Sound Point Fund, the subadvisor has represented that the Fund’s subadvisory fee rate reflects economies of scale for the benefit of Fund shareholders. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance of the SiM Fund, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events.

The expense comparisons below were made versus each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For

66

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

each Fund, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Sound Point Floating Rate Income Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Sound Point for the Sound Point Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Broadridge Performance Analysis (one-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	4th Quintile

Morningstar Performance Analysis (three-year period ended February 28, 2017)

Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) information provided by the subadvisor regarding fee rates charged for managing accounts in the same strategy as the Fund; (2) that the Sound Point Fund acquired all of the assets of the Sound Point Floating Rate Income Fund, a professionally managed portfolio (“Acquired Fund”), on December 11, 2015, and that the Sound Point Fund’s performance prior to that date is that of the Acquired Fund; (3) the Fund’s expenses are higher than the median of its Broadridge expense group and expense universe, but that the Fund outperformed the median of its Morningstar category for the 3-year period ended February 28, 2017; (4) the subadvisor’s long-term performance and consistent team, as well as the Manager’s representation regarding the subadvisor’s consistent process; and (5) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Sound Point Floating Rate Income Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with SiM for the SiM Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

67

Disclosures Regarding the Approval of the Management and

Investment Advisory Agreements

August 31, 2017 (Unaudited)

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) that the Fund’s expenses are higher than the median of its Broadridge expense group and expense universe, but the Fund outperformed the average of its Broadridge performance universe and Morningstar category for the 5-year period ended February 28, 2017; (2) information provided by SiM regarding fee rates charged by it for managing accounts in the same strategy as the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon SiM High Yield Opportunities Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

69

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (74)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

70

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015 – Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos(48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

72

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

73

American Beacon FundsSM

Privacy Policy

August 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter for the Sound Point Floating Rate Income Fund and twenty days after the end of each month for the SiM High Yield Opportunities Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP DALLAS, TX	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

AR 8/17

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 24, 2017 to disclose the addition of the Institutional Funds Trust, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$262,542	8/31/2016
$262,671	8/31/2017

(b)

Audit-Related Fees	Fiscal Year Ended
$0	8/31/2016
$0	8/31/2017

(c)

Tax Fees	Fiscal Year Ended
$349	8/31/2016
$22,812	8/31/2017

(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2016
$0	8/31/2017

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

– to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

– to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

– to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

– to review the arrangements for and scope of the annual audit and any special audits; and

– to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 349	$221,340	N/A	8/31/2016
$22,812	$ 73,649	N/A	8/31/2017

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date:	November 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date:	November 6, 2017

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date:	November 6, 2017